UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-06660

Name of Fund:	BlackRock MuniYield Quality Fund, Inc. (MQY)

Fund Address:	100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock MuniYield Quality Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 882-0052, Option 4

Date of fiscal year end: 04/30/2022

Date of reporting period: 04/30/2022

Item 1 – Report to Stockholders

 (a) The Report to Shareholders is attached herewith.

APRIL 30, 2022

2022 Annual Report

BlackRock MuniYield Fund, Inc. (MYD)

BlackRock MuniYield Quality Fund, Inc. (MQY)

BlackRock MuniYield Quality Fund II, Inc. (MQT)

Not FDIC Insured • May Lose Value • No Bank Guarantee

The Markets in Review

Dear Shareholder,

The 12-month reporting period as of April 30, 2022 saw the emergence of significant challenges that disrupted the economic recovery and strong financial markets which characterized 2021. The U.S. economy shrank in the first quarter of 2022, ending the run of robust growth which followed reopening and the development of the COVID-19 vaccines. Rapid changes in consumer spending led to supply constraints and elevated inflation, which reached a 40-year high. Moreover, while the foremost effect of Russia’s invasion of Ukraine has been a severe humanitarian crisis, the invasion has presented challenges for both investors and policymakers.

Equity prices were mixed but mostly down, as persistently high inflation drove investors’ expectations for higher interest rates, particularly weighing on relatively high valuation growth stocks and economically sensitive small-capitalization stocks. Overall, small-capitalization U.S. stocks declined, while large-capitalization U.S. stocks were nearly flat. Both emerging market stocks and international equities from developed markets fell significantly, pressured by rising interest rates and a strengthening U.S. dollar.

The 10-year U.S. Treasury yield (which is inversely related to bond prices) rose during the reporting period as increasing inflation drove investors’ expectations for higher interest rates. The corporate bond market also faced inflationary headwinds, and increasing uncertainty led to higher corporate bond spreads (the difference in yield between U.S. Treasuries and similarly-dated corporate bonds).

The U.S. Federal Reserve (the “Fed”), acknowledging that inflation is growing faster than expected, raised interest rates in March 2022, the first increase of this business cycle. Furthermore, the Fed wound down its bond-buying programs and raised the prospect of reversing the flow and reducing its balance sheet. Continued high inflation and the Fed’s new tone led many analysts to anticipate that the Fed will continue to raise interest rates multiple times throughout the year.

Looking ahead, however, the horrific war in Ukraine has significantly clouded the outlook for the global economy, leading to major volatility in energy and metal markets. Sanctions on Russia, Europe’s top energy supplier, and general wartime disruption are likely to drive already-high commodity prices even higher. We believe sharp increases in energy prices will exacerbate inflationary pressure while also constraining economic growth. Combating inflation without stifling a recovery, while buffering against ongoing supply and price shocks amid the ebb and flow of the pandemic, will be an especially challenging environment for setting effective monetary policy. Despite the likelihood of more rate increases on the horizon, we believe the Fed will err on the side of protecting employment, even at the expense of higher inflation.

In this environment, we favor an overweight to equities, as valuations have become more attractive and inflation-adjusted interest rates remain low. Sectors that are better poised to manage the transition to a lower-carbon world, such as technology and healthcare, are particularly attractive in the long term. We favor U.S. equities due to strong earnings momentum, while Japanese equities should benefit from supportive monetary and fiscal policy. We are underweight credit overall, but inflation-protected U.S. Treasuries, Asian fixed income, and emerging market local-currency bonds offer potential opportunities for additional yield. We believe that international diversification and a focus on sustainability and quality can help provide portfolio resilience.

Overall, our view is that investors need to think globally, extend their scope across a broad array of asset classes, and be nimble as market conditions change. We encourage you to talk with your financial advisor and visit blackrock.com for further insight about investing in today’s markets.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of April 30, 2022

	6-Month	12-Month

U.S. large cap equities (S&P 500® Index)	(9.65)%	0.21%

U.S. small cap equities (Russell 2000® Index)	(18.38)	(16.87)

International equities (MSCI Europe, Australasia, Far East Index)	(11.80)	(8.15)

Emerging market equities (MSCI Emerging Markets Index)	(14.15)	(18.33)

3-month Treasury bills (ICE BofA 3-Month U.S. Treasury Bill Index)	0.07	0.08

U.S. Treasury securities (ICE BofA 10-Year U.S. Treasury Index)	(10.29)	(8.86)

U.S. investment grade bonds (Bloomberg U.S. Aggregate Bond Index)	(9.47)	(8.51)

Tax-exempt municipal bonds (Bloomberg Municipal Bond Index)	(7.90)	(7.88)

U.S. high yield bonds (Bloomberg U.S. Corporate High Yield 2% Issuer Capped Index)	(7.40)	(5.22)

Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

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Municipal Market Overview For the Reporting Period Ended April 30, 2022

Municipal Market Conditions

Municipal bonds posted negative total returns during the period alongside rising interest rates spurred by waning COVID-19 variant fears, a strong domestic economy, surging inflation, the first Fed rate hike since 2018, and heightened expectations for future interest rate raises. Although credit fundamentals remained strong, bolstered by robust revenue growth and elevated fund balances, supply-and-demand technicals became challenged late in the period and drove considerable municipal underperformance versus comparable U.S. Treasuries. Shorter-duration (i.e., less sensitive to interest rates) and lower-rated bonds performed best, though higher-rated bonds outperformed more recently.

During the 12 months ended April 30, 2022, municipal bond funds experienced net outflows totaling $2 billion (based on data from the Investment Company Institute). The post-pandemic inflow cycle, which spanned 92-weeks and garnered $149 billion, ended abruptly in early 2022 as performance turned starkly negative. As a result, elevated bid-wanted activity weighed on the market as investors raised cash to meet redemptions. At the same time, the market absorbed $446 billion in issuance, slightly below the $448 billion issued during the prior 12-months. New issue oversubscriptions waned late in the period as sentiment turned less constructive.

Bloomberg Municipal Bond Index Total Returns as of April 30, 2022 6 months: (7.90)% 12 months: (7.88)%

A Closer Look at Yields

AAA Municipal Yield Curves

Source: Thomson Municipal Market Data.

From April 30, 2021 to April 30, 2022, yields on AAA-rated 30-year municipal bonds increased by 146 basis points (“bps”) from 1.59% to 3.05%, while ten-year rates increased by 173 bps from 0.99% to 2.72% and five-year rates increased by 202 bps from 0.43% to 2.45% (as measured by Thomson Municipal Market Data). As a result, the municipal yield curve flattened over the 12-month period with the spread between two- and 30-year maturities flattening by 66 bps, lagging the 186 bps of flattening experienced in the U.S. Treasury curve.

After maintaining historically tight valuations for most of the reporting period, the selloff experienced in 2022 has restored value to the asset class. Municipal-to-Treasury ratios are through their 5-year averages in the intermediate and long-end of the curve, while yields on municipals exceed yields on both the S&P 500 and investment-grade corporates on an after-tax basis.

Financial Conditions of Municipal Issuers

Buoyed by successive federal aid injections, vaccine distribution, and the re-opening of the economy, states and many local governments experienced revenue growth above forecasts in 2021 and continue to do so in 2022. While solid revenue collections, particularly sales and personal income tax receipts, continue to grow in this inflationary environment, higher wages, energy costs, and interest rates in the post-Covid recovery will pressure state and local government costs. While overall credit fundamentals are expected to remain sturdy, prolonged inflation could hurt consumer spending and eventually become a headwind to economic growth and employment expansion. At this point, tax receipts could come under pressure, although states with significant oil and gas production would benefit. While municipal utilities typically benefit from autonomous rate-setting that allows them to adjust for rising fuel costs, rising commodity prices over a prolonged period could test affordability and the political will to raise rates to balance operations. State housing authority bonds, flagship universities, and strong national and regional health systems may also be pressured but are better poised to absorb the impact of the economic shock. Critical providers (safety net hospitals, mass transit systems, airports) with limited resources may still experience fiscal strain from the economic fallout from rising inflation, but aid and the re-opening of the economy will continue to support operating results through 2022. Work-from-home policies remain headwinds for mass transit farebox revenue and commercial real estate values. BlackRock anticipates that a small subset of the market, mainly non-rated stand-alone projects, will remain susceptible to credit deterioration.

The opinions expressed are those of BlackRock as of April 30, 2022 and are subject to change at any time due to changes in market or economic conditions. The comments should not be construed as a recommendation of any individual holdings or market sectors. Investing involves risk including loss of principal. Bond values fluctuate in price so the value of your investment can go down depending on market conditions. Fixed income risks include interest-rate and credit risk. Typically, when interest rates rise, there is a corresponding decline in bond values. Credit risk refers to the possibility that the bond issuer will not be able to make principal and interest payments. There may be less information on the financial condition of municipal issuers than for public corporations. The market for municipal bonds may be less liquid than for taxable bonds. Some investors may be subject to Alternative Minimum Tax (“AMT”). Capital gains distributions, if any, are taxable.

The Bloomberg Municipal Bond Index, a broad, market value-weighted index, seeks to measure the performance of the U.S. municipal bond market. All bonds in the index are exempt from U.S. federal income taxes or subject to the AMT. Past performance is not an indication of future results. Index performance is shown for illustrative purposes only. It is not possible to invest directly in an index.

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The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance the distribution rate on, and net asset value (“NAV”) of, their common shares (“Common Shares”). However, there is no guarantee that these objectives can be achieved in all interest rate environments.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by a Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, each Fund’s shareholders benefit from the incremental net income. The interest earned on securities purchased with the proceeds from leverage (after paying the leverage costs) is paid to shareholders in the form of dividends, and the value of these portfolio holdings (less the leverage liability) is reflected in the per share NAV.

To illustrate these concepts, assume a Fund’s Common Shares capitalization is $100 million and it utilizes leverage for an additional $30 million, creating a total value of $130 million available for investment in longer-term income securities. If prevailing short-term interest rates are 3% and longer-term interest rates are 6%, the yield curve has a strongly positive slope. In this case, a Fund’s financing costs on the $30 million of proceeds obtained from leverage are based on the lower short-term interest rates. At the same time, the securities purchased by a Fund with the proceeds from leverage earn income based on longer-term interest rates. In this case, a Fund’s financing cost of leverage is significantly lower than the income earned on a Fund’s longer-term investments acquired from such leverage proceeds, and therefore the holders of Common Shares (“Common Shareholders”) are the beneficiaries of the incremental net income.

However, in order to benefit Common Shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if a Fund had not used leverage. Furthermore, the value of the Funds’ portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can influence the value of portfolio investments. In contrast, the amount of each Fund’s obligations under its respective leverage arrangement generally does not fluctuate in relation to interest rates. As a result, changes in interest rates can influence the Funds’ NAVs positively or negatively. Changes in the future direction of interest rates are very difficult to predict accurately, and there is no assurance that a Fund’s intended leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV, market price and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV and market price of a Fund’s Common Shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of leverage instruments, which may cause the Fund to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by Common Shareholders and may reduce income to the Common Shares. Moreover, to the extent the calculation of each Fund’s investment advisory fees includes assets purchased with the proceeds of leverage, the investment advisory fees payable to the Funds’ investment adviser will be higher than if the Funds did not use leverage.

To obtain leverage, each Fund has issued Variable Rate Demand Preferred Shares (“VRDP Shares”) or Variable Rate Muni Term Preferred Shares (“VMTP Shares”) (collectively, “Preferred Shares”) and/or leveraged its assets through the use of tender option bond trusts (“TOB Trusts”) as described in the Notes to Financial Statements.

Under the Investment Company Act of 1940, as amended (the “1940 Act”), each Fund is permitted to issue debt up to 33 1/3% of its total managed assets or equity securities (e.g., Preferred Shares) up to 50% of its total managed assets. A Fund may voluntarily elect to limit its leverage to less than the maximum amount permitted under the 1940 Act. In addition, a Fund may also be subject to certain asset coverage, leverage or portfolio composition requirements imposed by the Preferred Shares’ governing instruments or by agencies rating the Preferred Shares, which may be more stringent than those imposed by the 1940 Act.

If a Fund segregates or designates on its books and records cash or liquid assets having a value not less than the value of a Fund’s obligations under the TOB Trust (including accrued interest), then the TOB Trust is not considered a senior security and is not subject to the foregoing limitations and requirements imposed by the 1940 Act.

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other assets without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

T H E B E N E F I T S A N D R I S K S O F L E V E R A G I N G / D E R I V A T I V E F I N A N C I A L I N S T R U M E N T S	5

Fund Summary as of April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD)

Investment Objective

BlackRock MuniYield Fund, Inc.’s (MYD) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests, under normal market conditions, at least 75% of its assets in municipal bonds rated investment grade, or deemed to be of comparable quality by the investment adviser, at the time of investment and invests primarily in long-term municipal bonds with a maturity of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MYD
Initial Offering Date	November 29, 1991
Yield on Closing Market Price as of April 30, 2022 ($11.43)(a)	5.41%
Tax Equivalent Yield(b)	9.14%
Current Monthly Distribution per Common Share(c)	$0.0515
Current Annualized Distribution per Common Share(c)	$0.6180
Leverage as of April 30, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$11.43	$14.62	(21.82)%	$15.52	$11.42
Net Asset Value	12.62	15.26	(17.30)	15.69	12.62

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

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Fund Summary as of April 30, 2022 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(13.39)%	1.98%	3.95%
Fund at Market Price(a)(b)	(18.13)	(0.08)	2.73

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the 12-month period. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. The Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment. Holdings in high-quality, short-maturity bonds—while producing negative absolute returns—posted smaller losses than the Fund as a whole. On the other hand, positions in longer-dated issues generally underperformed due to their above-average interest-rate sensitivity.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	7

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniYield Fund, Inc. (MYD)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Transportation	22%	22%
Health	16	14
State	15	19
Utilities	10	11
County/City/Special District/School District	10	10
Education	8	7
Tobacco	7	8
Housing	7	3
Corporate	5	6

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(c)	Percentage

2022	9%
2023	7
2024	7
2025	8
2026	3

CREDIT QUALITY ALLOCATION

Credit Rating(a)(d)	04/30/22	04/30/21

AAA/Aaa	5%	5%
AA/Aa	38	36
A	29	25
BBB/Baa	10	16
BB/Ba	6	5
B	2	2
C	—	1
N/R(e)	10	10

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(d)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(e)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 3% and 3%, respectively, of the Fund’s total investments.

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Fund Summary as of April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY)

Investment Objective

BlackRock MuniYield Quality Fund, Inc.’s (MQY) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S. federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S federal income taxes (except that the interest may be subject to the U.S. federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or which are deemed to be of comparable quality by the adviser, at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQY
Initial Offering Date	June 26, 1992
Yield on Closing Market Price as of April 30, 2022 ($12.80)(a)	5.91%
Tax Equivalent Yield(b)	9.98%
Current Monthly Distribution per Common Share(c)	$0.0630
Current Annualized Distribution per Common Share(c)	$0.7560
Leverage as of April 30, 2022(d)	40%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)

The monthly distribution per Common Share, declared on June 1, 2022, was decreased to $0.0560 per share. The yield on closing market price, tax equivalent yield, current monthly distribution per Common Share, and current annualized distribution per Common Share do not reflect the new distribution rate. The new distribution rate is not constant and is subject to change in the future.

(d)

Represents VRDP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VRDP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$12.80	$15.92	(19.60)%	$17.08	$12.72
Net Asset Value	13.74	16.57	(17.08)	16.87	13.74

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

F U N D S U M M A R Y	9

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(12.93)%	2.47%	3.92%
Fund at Market Price(a)(b)	(15.58)	1.58	3.29

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund. The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the past 12 months. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. Positions in longer-dated and lower-coupon securities generally experienced the weakest price performance. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices. While all sectors lost ground in the period, housing and transportation were notable laggards due to their higher interest-rate sensitivity. On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

10	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniYield Quality Fund, Inc. (MQY)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Transportation	25%	23%
County/City/Special District/School District	17	17
Health	14	15
State	13	15
Utilities	8	9
Housing	8	7
Education	8	8
Tobacco	4	4
Corporate	3	2
Other	—	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	7%
2023	9
2024	9
2025	9
2026	9

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/22		04/30/21

AAA/Aaa	5%		5%
AA/Aa	42		44
A	30		28
BBB/Baa	9		11
BB/Ba	3		3
B	1		—	(c)
CCC/Caa	—	(c)	—	(c)
C	—	(c)	—	(c)
N/R(f)	10		9

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

F U N D S U M M A R Y	11

Fund Summary as of April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Investment Objective

BlackRock MuniYield Quality Fund II, Inc.’s (MQT) (the “Fund”) investment objective is to provide shareholders with as high a level of current income exempt from U.S federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of its assets in municipal bonds exempt from U.S. federal income taxes (except that the interest may be subject to the U.S federal alternative minimum tax). The Fund invests in municipal bonds which are in the three highest quality rating categories (A or better), or are deemed to be of comparable quality by the investment adviser at the time of investment. The Fund invests primarily in long-term municipal bonds with maturities of more than ten years at the time of investment. The Fund may invest directly in such securities or synthetically through the use of derivatives.

No assurance can be given that the Fund’s investment objective will be achieved.

Fund Information

Symbol on New York Stock Exchange	MQT
Initial Offering Date	August 28, 1992
Yield on Closing Market Price as of April 30, 2022 ($11.08)(a)	5.85%
Tax Equivalent Yield(b)	9.88%
Current Monthly Distribution per Common Share(c)	$0.0540
Current Annualized Distribution per Common Share(c)	$0.6480
Leverage as of April 30, 2022(d)	41%

(a)	Yield on closing market price is calculated by dividing the current annualized distribution per share by the closing market price. Past performance is not an indication of future results.
(b)

Tax equivalent yield assumes the maximum marginal U.S. federal tax rate of 40.8%, which includes the 3.8% Medicare tax. Actual tax rates will vary based on income, exemptions and deductions. Lower taxes will result in lower tax equivalent yields.

(c)	The distribution rate is not constant and is subject to change.
(d)

Represents VMTP Shares and TOB Trusts as a percentage of total managed assets, which is the total assets of the Fund, including any assets attributable to VMTP Shares and TOB Trusts, minus the sum of its accrued liabilities. Does not reflect derivatives or other instruments that may give rise to economic leverage. For a discussion of leveraging techniques utilized by the Fund, please see The Benefits and Risks of Leveraging and Derivative Financial Instruments.

Market Price and Net Asset Value Per Share Summary

	04/30/22	04/30/21	Change	High	Low

Closing Market Price	$11.08	$13.92	(20.40)%	$15.17	$11.00
Net Asset Value	12.17	14.58	(16.53)	14.85	12.17

TOTAL RETURN BASED ON A $10,000 INVESTMENT

(a)	Represents the Fund’s closing market price on the NYSE and reflects the reinvestment of dividends and/or distributions at actual reinvestment prices.
(b)	An unmanaged index that tracks the U.S. long term tax-exempt bond market, including state and local general obligation bonds, revenue bonds, pre-refunded bonds, and insured bonds.

12	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Performance

Returns for the period ended April 30, 2022 were as follows:

	Average Annual Total Returns

	1 Year	5 Years	10 Years

Fund at NAV(a)(b)	(12.49)%	2.43%	4.05%
Fund at Market Price(a)(b)	(16.55)	1.66	3.21

National Customized Reference Benchmark(c)	(7.72)	2.06	N/A
Bloomberg Municipal Bond Index	(7.88)	1.80	2.47
Lipper General & Insured Municipal Debt Funds (Leveraged) at NAV(d)	(11.81)	2.10	3.76
Lipper General & Insured Municipal Debt Funds (Leveraged) at Market Price(d)	(16.63)	1.62	3.09

(a)	All returns reflect reinvestment of dividends and/or distributions at actual reinvestment prices. Performance results reflect the Fund’s use of leverage.
(b)	The Fund’s discount to NAV widened during the period, which accounts for the difference between performance based on market price and performance based on NAV.
(c)

The National Customized Reference Benchmark is comprised of the Bloomberg Municipal Bond Index Total Return Index Value Unhedged (90%) and the Bloomberg Municipal Bond: High Yield (non-Investment Grade) Total Return Index (10%). Effective October 1, 2021, the Fund changed its reporting benchmark from Lipper General & Insured Municipal Debt Funds (Leveraged) to the National Customized Reference Benchmark. The investment adviser believes the new benchmark is a more appropriate reporting benchmark for the Fund.

The National Customized Reference Benchmark commenced on September 30, 2016.

(d)	Average return. Returns reflect reinvestment of dividends and/or distributions at NAV on the ex-dividend date as calculated by Lipper.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles. Past performance is not an indication of future results.

The Fund is presenting the performance of one or more indices for informational purposes only. The Fund is actively managed and does not seek to track or replicate the performance of any index. The index performance shown is not intended to be indicative of the Fund’s investment strategies, portfolio components or past or future performance.

More information about the Fund’s historical performance can be found in the “Closed End Funds” section of blackrock.com.

The following discussion relates to the Fund’s absolute performance based on NAV:

Municipal bonds lost ground in the past 12 months. Rising inflation prompted the Fed to shift toward tighter monetary policy, weighing heavily on the performance of fixed-income assets.

Income contributed to the Fund’s performance, but it was not sufficient to offset the sharp downturn in prices. Positions in longer-dated and lower-coupon securities generally experienced the weakest price performance. The Fund’s use of leverage, while augmenting income, amplified the effect of falling prices. While all sectors lost ground in the period, housing and transportation were notable laggards due to their higher interest-rate sensitivity. On the positive side, the Fund’s use of U.S. Treasury futures to manage interest rate risk contributed to results in the rising-rate environment.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

F U N D S U M M A R Y	13

Fund Summary as of April 30, 2022 (continued)	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Overview of the Fund’s Total Investments

SECTOR ALLOCATION

Sector(a)(b)	04/30/22	04/30/21

Transportation	30%	28%
County/City/Special District/School District	17	17
Health	16	16
State	11	14
Utilities	8	9
Housing	6	6
Education	6	5
Tobacco	3	3
Corporate	3	2
Other	—	—	(c)

CALL/MATURITY SCHEDULE

Calendar Year Ended December 31,(a)(d)	Percentage

2022	8%
2023	10
2024	10
2025	9
2026	7

CREDIT QUALITY ALLOCATION

Credit Rating(a)(e)	04/30/22		04/30/21

AAA/Aaa	4%		4%
AA/Aa	42		42
A	32		30
BBB/Baa	8		11
BB/Ba	2		2
B	—	(c)	—	(c)
N/R(f)	12		11

(a)	Excludes short-term securities.
(b)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such sector sub-classifications for reporting ease.

(c)	Rounds to less than 1% of total investments.
(d)	Scheduled maturity dates and/or bonds that are subject to potential calls by issuers over the next five years.
(e)

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either S&P Global Ratings or Moody’s Investors Service, Inc. if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

(f)

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors and individual investments. Using this approach, the investment adviser has deemed certain of these unrated securities as investment grade quality. As of April 30, 2022 and April 30, 2021, the market value of unrated securities deemed by the investment adviser to be investment grade represents 2% and 1%, respectively, of the Fund’s total investments.

14	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 2.2%
County of Jefferson Alabama Sewer Revenue, Refunding RB
Series A, Senior Lien, (AGM), 5.00%, 10/01/44	$1,665	$1,728,385
Series A, Senior Lien, (AGM), 5.25%, 10/01/48	3,175	3,303,756
Series D, Sub Lien, 6.00%, 10/01/42	7,410	8,017,709

		13,049,850

Arizona — 3.1%
Glendale Industrial Development Authority, RB
5.00%, 05/15/41	190	199,388
5.00%, 05/15/56	750	782,731
Industrial Development Authority of the City of Phoenix, RB, Series A, 5.00%, 07/01/46(a)	3,575	3,564,582
Salt Verde Financial Corp., RB
5.00%, 12/01/32	7,365	8,041,424
5.00%, 12/01/37	5,000	5,532,665

		18,120,790

Arkansas — 1.0%
Arkansas Development Finance Authority, RB
5.00%, 12/01/47	1,120	1,199,404
Series A, AMT, 4.50%, 09/01/49(a)	5,230	4,822,452

		6,021,856

California — 5.1%
California Educational Facilities Authority, RB, Series V-1, 5.00%, 05/01/49	2,010	2,440,936
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	2,560	2,644,291
Series A, 4.00%, 04/01/45	820	795,853
Series A, 4.00%, 08/15/48	1,265	1,252,723
California Municipal Finance Authority, RB, S/F Housing
Series A, 5.25%, 08/15/39	305	309,439
Series A, 5.25%, 08/15/49	770	780,518
California Pollution Control Financing Authority, RB, Series A, AMT, 5.00%, 11/21/45(a)	1,650	1,651,546
California State Public Works Board, RB
4.00%, 11/01/41	935	958,377
Series I, 5.00%, 11/01/38	1,605	1,662,912
California Statewide Financing Authority, RB, Series A, 6.00%, 05/01/43	3,285	3,290,233
City of Los Angeles Department of Airports, ARB
AMT, 5.00%, 05/15/45	2,425	2,634,707
Series A, AMT, 4.00%, 05/15/49	4,370	4,216,718
City of Los Angeles Department of Airports, Refunding ARB
Series A, AMT, 5.00%, 05/15/38	605	664,985
Series A, AMT, 5.00%, 05/15/39	650	711,589
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	500	375,126
CSCDA Community Improvement Authority, RB, M/F Housing(a)
Class 2, 4.00%, 06/01/58	1,645	1,302,187
Senior Lien, 3.13%, 06/01/57	1,575	1,098,094
Class 2, Senior Lien, 4.00%, 12/01/58	715	574,314
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding RB, Series A, AMT, 4.00%, 05/01/52	1,295	1,214,327

Security	Par (000)	Value

California (continued)
State of California, GO, (AMBAC), 5.00%, 04/01/31	$10	$10,021
State of California, Refunding GO, 3.00%, 12/01/46	1,045	876,807
Stockton Public Financing Authority, RB, Series A, 6.25%, 10/01/23(b)	740	781,628

		30,247,331

Colorado — 2.0%
Arapahoe County School District No.6 Littleton, GO, Series A, (SAW), 5.50%, 12/01/43	2,635	2,985,368
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	3,735	3,616,709
Colorado Housing and Finance Authority, Refunding RB, S/F Housing, Series B, (GNMA), 3.25%, 05/01/52	1,220	1,204,584
Denver Connection West Metropolitan District, GO, Series A, 5.38%, 12/01/22(b)	1,250	1,313,335
State of Colorado, COP, Series O, 4.00%, 03/15/44	2,695	2,718,123

		11,838,119

Connecticut — 0.4%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series A-1, 3.50%, 11/15/51	980	983,155
State of Connecticut Special Tax Revenue, RB
Series A, 4.00%, 05/01/36	690	714,538
Series A, 4.00%, 05/01/39	440	453,636

		2,151,329

Delaware — 0.4%
Delaware Transportation Authority, RB, 5.00%, 06/01/55	2,430	2,534,500

District of Columbia — 6.9%
District of Columbia, Refunding RB
5.00%, 04/01/35	910	971,648
Catholic Health Services, 5.00%, 10/01/48	4,875	5,294,279
District of Columbia, TA, 5.13%, 06/01/41	4,440	4,448,543
Metropolitan Washington Airports Authority Aviation Revenue, Refunding ARB
Series A, AMT, 4.00%, 10/01/37	715	712,054
Series A, AMT, 4.00%, 10/01/38	715	706,434
Series A, AMT, 4.00%, 10/01/40	860	851,356
Series A, AMT, 4.00%, 10/01/41	1,855	1,832,145
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	1,615	1,597,737
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, CAB(c)
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/31	8,350	5,866,201
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/32	15,000	10,054,380
Series B, 2nd Senior Lien, (AGC), 0.00%, 10/01/33	13,410	8,579,141

		40,913,918

Florida — 4.6%
Alachua County Health Facilities Authority, RB, Series A, 5.00%, 12/01/44	4,825	4,966,676
Broward County FL Water & Sewer Utility Revenue, RB, Series A, 4.00%, 10/01/47	445	451,645
Capital Projects Finance Authority, Refunding RB
Series A-1, 5.00%, 10/01/32	405	442,225
Series A-1, 5.00%, 10/01/33	455	494,042
Series A-1, 5.00%, 10/01/34	455	492,605

S C H E D U L E O F I N V E S T M E N T S	15

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Capital Projects Finance Authority, Refunding RB (continued)
Series A-1, 5.00%, 10/01/35	$150	$161,906
Collier County Health Facilities Authority, Refunding RB, Series A, 5.00%, 05/01/45	2,790	2,893,852
County of Lee FL Airport Revenue, ARB, Series B, AMT, 5.00%, 10/01/46	2,665	2,895,893
County of Miami-Dade Florida Aviation Revenue, Refunding RB
Series A, 4.00%, 10/01/37	680	685,587
Series A, 4.00%, 10/01/38	680	683,839
Series A, 4.00%, 10/01/39	505	506,977
Florida Development Finance Corp., RB
Series A, 5.00%, 06/15/40	455	473,777
Series A, 5.00%, 06/15/50	1,510	1,557,840
Series A, 5.00%, 06/15/55	905	930,410
Florida Housing Finance Corp., RB, S/F Housing,
Series 1, (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	2,665	2,673,341
Santa Rosa Bay Bridge Authority, RB, 6.25%, 07/01/28(d)(e)	2,962	2,708,438
Volusia County Educational Facility Authority, Refunding RB, 5.00%, 10/15/49	3,695	4,091,954

		27,111,007

Georgia — 2.3%
Georgia Housing & Finance Authority, RB, S/F Housing, Series B, 2.50%, 06/01/50	1,485	1,088,088
Georgia Housing & Finance Authority, Refunding RB, S/F Housing, Series A, 4.00%, 06/01/49	1,245	1,286,066
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/35	1,040	1,145,411
Series A, 5.00%, 05/15/36	1,040	1,149,016
Series A, 5.00%, 05/15/37	1,145	1,267,797
Series A, 5.00%, 05/15/38	630	698,731
Series A, 5.00%, 05/15/49	2,100	2,346,823
Municipal Electric Authority of Georgia, RB, 4.00%, 01/01/49	3,290	3,134,567
Municipal Electric Authority of Georgia, Refunding RB
Sub-Series A, 4.00%, 01/01/49	1,285	1,270,973
Series A, Subordinate, 4.00%, 01/01/51	465	465,337

		13,852,809

Idaho — 1.7%
Power County Industrial Development Corp., RB, AMT, 6.45%, 08/01/32	10,000	10,024,600

Illinois — 10.1%
Chicago Board of Education, GO
Series C, 5.25%, 12/01/35	3,095	3,193,712
Series D, 5.00%, 12/01/46	4,040	4,116,257
Series H, 5.00%, 12/01/36	460	480,769
Chicago Board of Education, Refunding GO
Series C, 5.00%, 12/01/25	1,365	1,441,972
Series D, 5.00%, 12/01/25	1,735	1,832,837
Series D, 5.00%, 12/01/31	1,000	1,051,791
Series F, 5.00%, 12/01/22	1,305	1,325,363
Series G, 5.00%, 12/01/34	455	476,322
Chicago O’Hare International Airport, Refunding ARB
Series A, Senior Lien, 4.00%, 01/01/36	460	464,966
Series A, Senior Lien, 4.00%, 01/01/38	1,500	1,513,074

Security	Par (000)	Value

Illinois (continued)
Cook County Community College District No. 508, GO, 5.50%, 12/01/38	$1,635	$1,684,392
Illinois Finance Authority, RB
Series A, 5.00%, 02/15/47	500	523,441
Series A, 5.00%, 02/15/50	270	282,256
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/45	2,705	2,976,493
Series A, 4.00%, 01/01/46	1,200	1,194,025
Series A, 5.00%, 01/01/46	3,135	3,472,395
Series C, 5.00%, 01/01/37	5,815	6,061,515
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	1,835	1,875,768
Metropolitan Pier & Exposition Authority, Refunding RB, 4.00%, 06/15/50	570	529,913
Metropolitan Pier & Exposition Authority, Refunding RB, CAB(c)
Series B, (AGM), 0.00%, 06/15/43	10,925	4,103,255
Series B, (AGM), 0.00%, 06/15/47	27,225	8,285,248
State of Illinois, GO
5.50%, 07/01/38	4,000	4,130,472
5.00%, 02/01/39	3,195	3,248,328
Series A, 5.00%, 04/01/38	2,510	2,566,716
State of Illinois, Refunding GO, Series B, 5.00%, 10/01/28	1,000	1,083,144
University of Illinois, RB, Series A, 5.00%, 04/01/44	2,045	2,096,379

		60,010,803

Indiana — 2.4%
City of Valparaiso Indiana, RB
AMT, 6.75%, 01/01/34	1,635	1,746,901
AMT, 7.00%, 01/01/44	3,950	4,212,861
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	3,925	4,034,288
Series A, AMT, 5.25%, 07/01/23	840	863,389
Indiana Housing & Community Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	595	589,608
Indianapolis Local Public Improvement Bond Bank, RB, Series A, 5.00%, 01/15/40	2,580	2,623,669

		14,070,716

Iowa — 1.2%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	940	971,901
Series B, 5.25%, 12/01/50(f)	5,720	5,991,660

		6,963,561

Kentucky — 1.3%
Kentucky Economic Development Finance Authority, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	2,055	2,102,526
Kentucky Economic Development Finance Authority, Refunding RB, Series A, (AGM), 5.00%, 12/01/45	2,625	2,967,245
Kentucky Public Transportation Infrastructure Authority, RB, CAB, Series C, Convertible, 6.75%, 07/01/43	2,485	2,714,795

		7,784,566

Louisiana — 2.0%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 04/01/45	5,500	6,012,039

16	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Louisiana (continued)
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 05/15/31	$635	$635,780
Series A, 5.25%, 05/15/32	2,240	2,242,560
Series A, 5.25%, 05/15/33	2,100	2,102,381
Series A, 5.25%, 05/15/35	1,025	1,048,390

		12,041,150

Maryland — 0.8%
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,162	1,162,959
Maryland Health & Higher Educational Facilities Authority, RB, Series 2017, 5.00%, 12/01/46	880	929,722
Maryland State Transportation Authority, Refunding RB, Series A, 2.50%, 07/01/47	3,650	2,548,590

		4,641,271

Massachusetts — 1.8%
Massachusetts Bay Transportation Authority, Refunding RB, Series A-1, 5.25%, 07/01/29	3,250	3,784,137
Massachusetts Housing Finance Agency, RB, M/F Housing
Series C-1, 3.15%, 12/01/49	1,165	967,372
Series C-1, 3.25%, 12/01/54	4,280	3,523,724
Massachusetts Port Authority, ARB, Series E, AMT, 5.00%, 07/01/51	2,325	2,497,343

		10,772,576

Michigan — 1.3%
Michigan Finance Authority, Refunding RB, Series A, 4.00%, 12/01/49	1,710	1,665,661
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 2.70%, 10/01/56	1,995	1,469,559
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	2,105	2,311,760
Michigan Strategic Fund, RB, AMT, 5.00%, 06/30/48	2,255	2,305,203

		7,752,183

Minnesota — 2.1%
Duluth Economic Development Authority, Refunding RB
Series A, 4.25%, 02/15/48	2,160	2,198,988
Series A, 5.25%, 02/15/53	4,315	4,655,738
Minnesota Housing Finance Agency, RB (FHLMC, FNMA, GNMA), 3.50%, 07/01/52	3,735	3,760,861
Series A, (FHLMC, FNMA, GNMA), 2.75%, 07/01/42	715	589,364
Series A, (FHLMC, FNMA, GNMA), 3.00%, 07/01/52	1,335	1,317,213

		12,522,164

Missouri — 3.1%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 06/01/53	6,030	5,869,065
Health & Educational Facilities Authority of the State of Missouri, Refunding RB
5.50%, 05/01/43	510	524,052
Series A, 4.00%, 07/01/46	1,250	1,209,945
Series C, 5.00%, 11/15/47	5,470	5,800,361
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.50%, 05/01/52	4,835	4,870,015

		18,273,438

Security	Par (000)	Value

Nebraska — 0.7%
Central Plains Energy Project, RB
5.25%, 09/01/37	$1,670	$1,687,086
5.00%, 09/01/42	925	934,221
Nebraska Investment Finance Authority, RB, (FHLMC, FNMA, GNMA), 3.00%, 03/01/52	1,335	1,310,304

		3,931,611

New Hampshire(a) — 0.8%
New Hampshire Business Finance Authority, Refunding RB
Series B, 4.63%, 11/01/42	3,205	3,255,806
Series C, AMT, 4.88%, 11/01/42	1,665	1,696,077

		4,951,883

New Jersey — 15.5%
Casino Reinvestment Development Authority, Inc., Refunding RB
5.25%, 11/01/39	3,490	3,604,388
5.25%, 11/01/44	3,180	3,277,454
Hudson County Improvement Authority, RB, 4.00%, 10/01/46	3,470	3,458,858
New Jersey Economic Development Authority, RB
4.00%, 11/01/38	1,075	1,044,982
4.00%, 11/01/39	860	832,091
5.00%, 06/15/49	4,850	5,134,288
Series EEE, 5.00%, 06/15/48	7,780	8,189,415
Series B, AMT, 6.50%, 04/01/31	2,005	2,132,919
New Jersey Economic Development Authority, Refunding ARB, AMT, 5.00%, 10/01/47	3,040	3,258,077
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,540	6,441,540
New Jersey Higher Education Student Assistance Authority, Refunding RB
Series B, AMT, 4.00%, 12/01/41	2,570	2,509,322
Series C, AMT, Subordinate, 5.00%, 12/01/52	2,595	2,680,804
New Jersey Transportation Trust Fund Authority, RB
Series AA, 5.00%, 06/15/44	3,875	3,928,281
Series BB, 5.00%, 06/15/50	10,800	11,360,693
New Jersey Transportation Trust Fund Authority, RB, CAB, Series C, (AMBAC), 0.00%, 12/15/35(c)	7,395	4,065,372
New Jersey Turnpike Authority, RB
Series A, 4.00%, 01/01/42	1,530	1,551,151
Series E, 5.00%, 01/01/45	5,425	5,608,935
State of New Jersey, GO, Series A, 4.00%, 06/01/31	1,180	1,234,081
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.25%, 06/01/46	5,120	5,424,783
Sub-Series B, 5.00%, 06/01/46	14,860	15,774,068

		91,511,502

New Mexico — 0.5%
New Mexico Mortgage Finance Authority, RB, S/F Housing
Class A, (FHLMC, FNMA, GNMA), 3.00%, 03/01/53	1,000	992,534
Series C, (FHLMC, FNMA, GNMA), 4.25%, 03/01/53	1,600	1,682,360

		2,674,894

New York — 12.6%
City of New York, GO, Series C, 5.00%, 08/01/42	2,330	2,570,463

S C H E D U L E O F I N V E S T M E N T S	17

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
Erie Tobacco Asset Securitization Corp., Refunding RB, Series A, 5.00%, 06/01/45	$4,070	$4,086,020
Metropolitan Transportation Authority, RB
Series B, 5.25%, 11/15/38	4,960	5,095,215
Series B, 5.25%, 11/15/39	1,765	1,812,353
Metropolitan Transportation Authority, Refunding RB
Series C-1, 4.75%, 11/15/45	3,335	3,499,055
Series C-1, 5.00%, 11/15/50	1,085	1,128,706
Series C-1, 5.25%, 11/15/55	1,605	1,736,928
Monroe County Industrial Development Corp., Refunding RB
4.00%, 12/01/46	1,090	1,029,109
Series A, 4.00%, 07/01/50	2,240	2,210,947
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	2,220	1,707,837
Series F-1, (FHA), 2.40%, 11/01/46	5,310	3,887,233
Series F-1, (FHA), 2.50%, 11/01/51	3,660	2,590,581
New York City Industrial Development Agency, Refunding RB
Series A, Class A, (AGM), 3.00%, 01/01/37	455	405,204
Series A, Class A, (AGM), 3.00%, 01/01/39	455	400,489
Series A, Class A, (AGM), 3.00%, 01/01/40	320	280,127
New York City Transitional Finance Authority Future Tax Secured Revenue, RB
Sub-Series E-1, 5.00%, 02/01/42	1,135	1,136,765
Series C, Subordinate, 4.00%, 05/01/45	2,275	2,258,797
Series F-1, Subordinate, 4.00%, 02/01/51	840	825,534
Sub-Series C-1, Subordinate, 4.00%, 05/01/40	905	915,020
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	3,500	3,547,646
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	8,145	8,224,283
Series 2, Class 2, 5.15%, 11/15/34(a)	705	724,933
Series 2, Class 2, 5.38%, 11/15/40(a)	1,760	1,816,227
Series A, 2.88%, 11/15/46	7,060	5,446,430
New York State Environmental Facilities Corp., RB, Series B, Subordinate, 5.00%, 06/15/48	3,750	4,077,259
New York State Urban Development Corp., RB, Series A, 3.00%, 03/15/50	2,695	2,224,833
New York Transportation Development Corp., ARB, Series A, AMT, 5.25%, 01/01/50	1,525	1,579,900
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	750	796,473
AMT, 5.00%, 10/01/40	2,120	2,216,538
Triborough Bridge & Tunnel Authority, RB
Series A, 5.00%, 11/15/49	1,790	1,949,144
Series A, 4.00%, 11/15/54	2,065	2,037,366
Series A, 5.00%, 11/15/56	1,850	2,016,855
Westchester County Healthcare Corp., RB, Series A, Senior Lien, 5.00%, 11/01/44	421	433,640

		74,667,910

North Carolina — 1.5%
County of Union North Carolina Enterprise System Revenue, RB, 3.00%, 06/01/51	4,300	3,528,223
North Carolina Housing Finance Agency, RB, S/F Housing, (FHLMC, FNMA, GNMA), 3.75%, 07/01/52	1,315	1,336,164
North Carolina Medical Care Commission, RB
Series A, 4.00%, 10/01/40	240	225,564
Series A, 5.00%, 10/01/40	360	380,527

Security	Par (000)	Value

North Carolina (continued)
North Carolina Medical Care Commission, RB (continued)
Series A, 4.00%, 10/01/45	$220	$200,607
Series A, 5.00%, 10/01/45	640	671,656
Series A, 4.00%, 10/01/50	270	242,319
Series A, 5.00%, 10/01/50	720	754,162
University of North Carolina at Chapel Hill, RB, 5.00%, 02/01/49	1,130	1,299,076

		8,638,298

North Dakota — 0.5%
County of Cass North Dakota, Refunding RB, Series B, 5.25%, 02/15/58	2,000	2,138,776
North Dakota Housing Finance Agency, RB, M/F Housing, Series A, 4.00%, 01/01/53	985	1,004,624

		3,143,400

Ohio — 5.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB
Series A-2, Class 1, 4.00%, 06/01/37	610	596,178
Series A-2, Class 1, 4.00%, 06/01/38	610	595,643
Series A-2, Class 1, 4.00%, 06/01/39	610	595,147
Series A-2, Class 1, 4.00%, 06/01/48	1,605	1,500,875
Series B-2, Class 2, 5.00%, 06/01/55	7,005	6,810,884
County of Allen Ohio Hospital Facilities Revenue, Refunding RB, Series A, 4.00%, 11/01/44	4,160	4,165,009
County of Franklin Ohio, RB
Series 2017, 5.00%, 12/01/46	840	887,394
Series A, 6.13%, 07/01/22(b)	1,380	1,389,890
Series A, 4.00%, 12/01/49	1,060	1,046,026
County of Hamilton Ohio, Refunding RB
4.00%, 08/15/50	1,245	1,151,779
Series A, 3.75%, 08/15/50	2,190	1,902,825
County of Montgomery Ohio, Refunding RB, 4.00%, 08/01/46	1,915	1,885,176
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	645	630,811
Ohio Housing Finance Agency, Refunding RB, (FHLMC, FNMA, GNMA), 3.25%, 09/01/52	3,470	3,450,016
Ohio State University/The, 4.00%, 12/01/48	4,325	4,469,931
State of Ohio, RB, AMT, 5.00%, 06/30/53	1,685	1,733,299

		32,810,883

Oklahoma — 1.9%
Oklahoma Development Finance Authority, RB, Series B, 5.50%, 08/15/57	2,460	2,573,639
Oklahoma Turnpike Authority, RB
Series A, 4.00%, 01/01/48	4,320	4,378,303
Series C, 4.00%, 01/01/42	4,115	4,215,192

		11,167,134

Oregon — 0.7%
Port of Portland Oregon Airport Revenue, Refunding ARB, Series 27-A, AMT, 5.00%, 07/01/45	3,755	4,042,892

Pennsylvania — 5.3%
Allentown Neighborhood Improvement Zone Development Authority, Refunding RB, Series A, 5.00%, 05/01/42	5,250	5,250,000
Hospitals & Higher Education Facilities Authority of Philadelphia, RB, Series A, 5.63%, 07/01/42	1,325	1,331,747

18	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	$4,450	$4,300,213
Series A, 5.00%, 09/01/43	2,610	2,798,541
Series A, 4.00%, 09/01/49	1,185	1,174,956
Pennsylvania Economic Development Financing Authority, RB, AMT, 5.00%, 06/30/42	1,765	1,838,336
Pennsylvania Economic Development Financing Authority, Refunding RB, AMT, 5.50%, 11/01/44	3,210	3,273,420
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/49	4,875	4,894,768
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, 4.25%, 10/01/52	2,365	2,449,795
Pennsylvania Turnpike Commission, RB, Series A, 5.00%, 12/01/44	2,305	2,387,588
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	1,415	1,438,987

		31,138,351

Puerto Rico — 6.3%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	1,430	1,463,535
5.63%, 05/15/43	1,430	1,454,539
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	5,165	5,184,859
Series A, Senior Lien, 5.13%, 07/01/37	1,470	1,475,896
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	3,817	3,864,407
Series A-1, Restructured, 5.00%, 07/01/58	14,706	15,052,767
Series A-2, Restructured, 4.78%, 07/01/58	6,236	6,341,844
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB(c)
Series A-1, Restructured, 0.00%, 07/01/46	8,495	2,386,730
Series A-1, Restructured, 0.00%, 07/01/51	1,547	324,066

		37,548,643

Rhode Island — 3.7%
Central Falls Detention Facility Corp., Refunding RB, 7.25%, 07/15/35(d)(e)	4,155	623,250
Rhode Island Housing and Mortgage Finance Corp., RB, S/F Housing, Series 76-A, 3.00%, 10/01/51	2,525	2,448,495
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	8,215	8,303,229
Series B, 5.00%, 06/01/50	9,875	10,238,361

		21,613,335

South Carolina — 4.6%
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/48	6,455	6,899,969
South Carolina Public Service Authority, RB, Series A, 5.50%, 12/01/54	8,090	8,353,338
South Carolina Public Service Authority, Refunding RB
Series A, 5.00%, 12/01/50	5,000	5,165,000

Security	Par (000)	Value

South Carolina (continued)
South Carolina Public Service Authority, Refunding RB (continued)
Series E, 5.25%, 12/01/55	$4,550	$4,757,503
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 4.00%, 01/01/52	1,815	1,860,516

		27,036,326

Tennessee — 1.3%
Chattanooga Health Educational & Housing Facility Board, RB, Series A, Catholic Health Services, 5.25%, 01/01/23(b)	2,855	2,912,309
Chattanooga Health Educational & Housing Facility Board, Refunding RB, Series A, 4.00%, 08/01/44	330	319,399
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/40	1,440	1,513,910
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 5.25%, 10/01/58	2,025	2,159,468
Tennessee Housing Development Agency, Refunding RB, S/F Housing, Series 1, 3.75%, 07/01/52	1,015	1,033,636

		7,938,722

Texas — 6.4%
Central Texas Regional Mobility Authority, RB, Series E, Senior Lien, 4.00%, 01/01/50	4,525	4,391,381
Central Texas Regional Mobility Authority, Refunding RB, Sub Lien, 5.00%, 01/01/23(b)	725	740,062
City of Houston Texas Airport System Revenue, RB, Series B-1, AMT, 5.00%, 07/15/30	3,600	3,732,030
City of Houston Texas Airport System Revenue, Refunding RB, AMT, 5.00%, 07/01/29	1,765	1,817,927
City of San Antonio Texas Electric & Gas Systems Revenue, Refunding RB, Series A, 5.00%, 02/01/48	2,440	2,650,765
Clifton Higher Education Finance Corp., RB, 6.00%, 08/15/43	1,525	1,584,377
Harris County Cultural Education Facilities Finance Corp., RB
Series B, 7.00%, 01/01/23(b)	485	501,523
Series B, 6.38%, 01/01/33	460	467,548
North Texas Tollway Authority, RB, CAB, Series B, 0.00%, 09/01/31(b)(c)	4,110	1,927,019
North Texas Tollway Authority, Refunding RB, Series A, 5.00%, 01/01/38	1,910	1,999,972
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	2,000	1,987,440
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	2,695	2,928,635
Tarrant County Cultural Education Facilities Finance Corp., RB
4.00%, 10/01/47	220	217,169
Series B, 5.00%, 07/01/48	9,585	10,269,043
Texas Transportation Commission, RB, Series A, 5.00%, 08/01/57	2,435	2,586,265

		37,801,156

S C H E D U L E O F I N V E S T M E N T S	19

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Utah — 1.0%
County of Utah UT, RB
Series A, 4.00%, 05/15/43	$450	$455,603
Series A, 3.00%, 05/15/50	2,065	1,665,710
Salt Lake City Corp. Airport Revenue, ARB
Series A, AMT, 5.00%, 07/01/47	1,920	2,012,893
Series A, AMT, 5.00%, 07/01/48	1,845	1,938,073

		6,072,279

Vermont — 1.2%
Vermont Educational & Health Buildings Financing Agency, Refunding RB
5.00%, 11/01/49	3,640	3,975,226
4.00%, 11/01/50	3,275	3,287,936

		7,263,162

Virginia — 1.2%
Virginia Small Business Financing Authority, Refunding RB
AMT, Senior Lien, 5.25%, 01/01/32	3,270	3,289,604
AMT, Senior Lien, 6.00%, 01/01/37	3,900	3,924,819

		7,214,423

Washington — 1.8%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	3,120	3,255,760
Series C, AMT, 5.00%, 04/01/40	1,565	1,617,437
Washington Health Care Facilities Authority, RB, Series A, 5.75%, 01/01/23(b)	4,745	4,868,185
Washington Health Care Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	715	688,136

		10,429,518

West Virginia — 0.5%

West Virginia Parkways Authority, RB, Senior Lien, 4.00%, 06/01/51	3,050	3,053,352

Wisconsin(a) — 0.2%
Public Finance Authority, RB
Series A, 5.00%, 07/15/39	190	197,428
Series A, 5.00%, 07/15/49	720	739,479
Series A, 5.00%, 07/15/54	345	352,922

		1,289,829

Wyoming — 0.3%

Wyoming Community Development Authority, RB, S/F Housing, Series 1, (FHLMC, FNMA, GNMA), 3.50%, 06/01/52	1,865	1,862,600

Total Municipal Bonds — 129.8% (Cost: $781,647,950)		768,500,640

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California — 3.0%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/42(h)	6,496	6,527,025
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	6,494	7,016,137

Security	Par (000)	Value

California (continued)
San Diego County Regional Airport Authority, ARB(h)
Series B, AMT, Subordinate, 4.00%, 07/01/56	$1,216	$1,121,763
Series B, AMT, Subordinate, 5.00%, 07/01/56	2,686	2,864,298

		17,529,223

Colorado — 2.2%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	4,775	5,158,959
County of Adams Colorado, Refunding COP, 4.00%, 12/01/45	7,820	7,839,616

		12,998,575

District of Columbia — 2.4%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	10,265	10,295,257
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, (AGM), 4.00%, 10/01/53	3,779	3,739,834

		14,035,091

Georgia — 1.6%
Dalton Whitfield County Joint Development Authority, RB, 4.00%, 08/15/48	6,660	6,514,970
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.60%, 12/01/44	3,037	2,876,826

		9,391,796

Illinois — 0.5%
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	6	5,803
Series C, 4.00%, 02/15/41	2,994	2,999,672

		3,005,475

Massachusetts — 0.7%
Commonwealth of Massachusetts Transportation Fund Revenue, RB, Series A, 4.00%, 06/01/45	4,333	4,362,500

New Jersey — 1.1%
New Jersey Health Care Facilities Financing Authority, RB, 4.00%, 07/01/51	6,540	6,441,542

New York — 9.7%
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	2,760	2,686,064
New York State Dormitory Authority, Refunding RB, Series D, 4.00%, 02/15/47	12,580	12,465,931
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/50	6,065	5,894,012
New York State Urban Development Corp., RB
Series A, 4.00%, 03/15/46	13,980	14,182,570
Series A, 4.00%, 03/15/49	16,585	16,443,062
Port Authority of New York & New Jersey, Refunding ARB, 194th Series, 5.25%, 10/15/55	5,400	5,669,402

		57,341,041

North Carolina — 1.0%
North Carolina Capital Facilities Finance Agency, Refunding RB, Series B, 5.00%, 10/01/25	5,290	5,720,550

20	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania — 0.9%
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	$4,877	$5,221,646

Rhode Island — 0.5%
Narragansett Bay Commission, Refunding RB, Series A, 4.00%, 09/01/22	3,272	3,299,084

Texas — 6.2%
Board of Regents of the University of Texas System, Refunding RB, Series B, 5.00%, 08/15/43	6,243	6,306,689
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23	5,060	5,170,393
Lower Colorado River Authority, Refunding, RB, 4.00%, 05/15/43	4,335	4,338,500
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	5,700	5,705,607
Texas Water Development Board, RB, Series A, 4.00%, 10/15/49	14,560	15,027,474

		36,548,663

Virginia — 3.0%
Fairfax County Industrial Development Authority, 4.00%, 05/15/42	3,692	3,783,309
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 4.00%, 07/01/60(h)	4,496	4,354,702
Virginia Small Business Financing Authority, Refunding RB, Series A, 4.00%, 12/01/49	10,097	9,840,382

		17,978,393

Wisconsin — 2.0%
Wisconsin Health & Educational Facilities Authority, Refunding RB
4.00%, 12/01/46	5,950	5,970,292
4.00%, 12/15/49(h)	6,200	6,022,940

		11,993,232

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 34.8% (Cost: $215,803,831)		205,866,811

Total Long-Term Investments — 164.6% (Cost: $997,451,781)		974,367,451

Security	Shares	Value

Short-Term Securities

Money Market Funds — 1.2%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(i)(j)	7,204,044	$7,204,044

Total Short-Term Securities — 1.2% (Cost: $7,203,540)		7,204,044

Total Investments — 165.8% (Cost: $1,004,655,321)		981,571,495
Liabilities in Excess of Other Assets — (0.2)%		(1,157,677)
Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.2)%		(137,185,276)
VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.4)%		(251,097,913)

Net Assets Applicable to Common Shares — 100.0%		$592,130,629

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Issuer filed for bankruptcy and/or is in default.
(e)	Non-income producing security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between April 1, 2025 to July 1, 2029, is $17,329,263. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$650,459	$6,554,761	(a)	$—	$(1,680)	$504	$7,204,044	7,204,044	$2,828	$—

(a)	Represents net amount purchased (sold).

S C H E D U L E O F I N V E S T M E N T S	21

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	241	06/21/22	$28,690	$1,137,824
U.S. Long Bond	258	06/21/22	36,249	1,835,226
5-Year U.S. Treasury Note	193	06/30/22	21,725	581,286

				$3,554,336

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$3,554,336	$—	$3,554,336

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$432,645	$—	$432,645

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$3,748,113	$—	$3,748,113

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$43,652,529

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$768,500,640	$—	$768,500,640
Municipal Bonds Transferred to Tender Option Bond Trusts	—	205,866,811	—	205,866,811

22	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Fund, Inc. (MYD)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Short-Term Securities
Money Market Funds	$7,204,044	$—	$—	$7,204,044

	$7,204,044	$974,367,451	$—	$981,571,495

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$3,554,336	$—	$—	$3,554,336

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(137,077,811)	$—	$(137,077,811)
VRDP Shares at Liquidation Value	—	(251,400,000)	—	(251,400,000)

	$—	$(388,477,811)	$—	$(388,477,811)

See notes to financial statements.

S C H E D U L E O F I N V E S T M E N T S	23

Schedule of Investments April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.2%
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	$1,145	$1,224,812
Series A, 5.00%, 12/01/47	1,010	1,062,264

		2,287,076

Arizona — 9.4%
Arizona Board of Regents, RB, Series A, 4.00%, 07/01/42	1,000	1,018,883
Arizona Health Facilities Authority, Refunding RB, Series A, 5.00%, 12/01/42	2,785	2,901,355
Arizona Industrial Development Authority, RB
4.38%, 07/01/39(a)	875	884,943
5.00%, 07/01/54(a)	615	629,131
7.10%, 01/01/55(a)	250	218,179
Series A, 5.00%, 07/01/39(a)	1,280	1,294,323
Series A, (BAM), 5.00%, 06/01/49	2,500	2,727,180
Series A, 5.00%, 07/01/49(a)	1,445	1,446,473
Series A, 5.00%, 07/15/49(a)	1,000	1,003,989
Series A, 5.00%, 12/15/49(a)	250	246,333
Series A, 5.00%, 07/01/54(a)	1,110	1,100,322
Arizona Industrial Development Authority, Refunding RB
Series A, 5.13%, 07/01/37(a)	500	506,600
Series A, 5.38%, 07/01/50(a)	1,645	1,661,085
Series A, 5.50%, 07/01/52(a)	600	628,568
Series G, 5.00%, 07/01/47(a)	2,360	2,346,425
Series S, (SD CRED PROG), 5.00%, 07/01/37	750	806,846
City of Buckeye Arizona, RB, (NPFGC), 5.00%, 07/01/43	4,000	4,212,156
City of Goodyear Arizona Water & Sewer Revenue, RB, 2nd Series, Subordinate, (AGM), 4.00%, 07/01/45	250	253,540
City of Lake Havasu City Arizona Wastewater System Revenue, RB, Series B, (AGM), 5.00%, 07/01/40	3,500	3,704,309
City of Mesa Arizona Utility System Revenue, RB, 5.00%, 07/01/42	3,000	3,305,232
City of Phoenix Civic Improvement Corp., ARB
Series A, AMT, 5.00%, 07/01/42	3,000	3,172,614
Junior Lien, 3.00%, 07/01/49	1,500	1,143,951
City of Phoenix Civic Improvement Corp., RB
Series B, (BHAC-CR FGIC), 5.50%, 07/01/41	100	125,135
Series A, Junior Lien, 4.00%, 07/01/39	1,300	1,350,476
City of Phoenix Civic Improvement Corp., Refunding RB
AMT, Senior Lien, 5.00%, 07/01/32	700	717,781
Series D, Junior Lien, 4.00%, 07/01/40	1,000	1,007,050
Florence Town, Inc. Industrial Development Authority, RB, 6.00%, 07/01/23(b)	500	521,683
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	825	861,005
Industrial Development Authority of the City of Phoenix, RB
6.63%, 07/01/23(b)	500	525,245
Series A, 5.00%, 07/01/44	2,000	2,016,690
Series A, 6.75%, 07/01/44(a)	440	471,608
Series A, 5.00%, 07/01/46(a)	1,570	1,565,425
Industrial Development Authority of the City of Phoenix, Refunding RB 5.00%, 07/01/45(a)	500	500,082

Security	Par (000)	Value

Arizona (continued)
Industrial Development Authority of the City of Phoenix, Refunding RB (continued) 5.00%, 07/01/46	$500	$505,199
Industrial Development Authority of the County of Pima, RB(a)
5.00%, 06/15/47	2,215	2,220,077
5.00%, 07/01/49	1,150	1,109,851
Industrial Development Authority of the County of Pima, Refunding RB
5.00%, 06/15/49(a)	1,985	1,992,329
5.00%, 06/15/52(a)	530	530,944
Series A, 4.00%, 09/01/29	1,000	1,006,494
Industrial Development Authority of the County of Yavapai, Refunding RB, 4.00%, 08/01/43	1,650	1,609,466
Kyrene Elementary School District No.28, GO
Series B, 5.50%, 07/01/29	480	498,080
Series B, 5.50%, 07/01/30	400	415,067
Maricopa County Industrial Development Authority, RB
5.00%, 07/01/47	1,000	1,012,570
4.00%, 07/01/50	1,500	1,479,702
Series A, 4.00%, 01/01/41	4,745	4,752,198
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(a)	545	550,814
5.00%, 07/01/47(a)	1,000	1,004,751
5.00%, 07/01/54(a)	1,500	1,457,682
Series A, 5.00%, 09/01/36	1,525	1,649,815
Series A, 5.00%, 01/01/38	500	528,821
Series A, 4.13%, 09/01/38	550	558,980
Series A, 4.13%, 09/01/42	750	753,951
Series A, 5.00%, 09/01/42	1,000	1,069,403
Maricopa County Unified School District No.11-Peoria, GO, (AGM), 5.00%, 07/01/35	1,250	1,327,071
McAllister Academic Village LLC, Refunding RB, 5.00%, 07/01/39	500	538,248
Northern Arizona University, RB, 5.00%, 08/01/23(b)	3,000	3,101,982
Phoenix-Mesa Gateway Airport Authority, ARB, AMT, 5.00%, 07/01/38	3,600	3,613,370
Pinal County Industrial Development Authority, RB, AMT, 6.25%, 06/01/26	245	250,861
Salt River Project Agricultural Improvement & Power District, Refunding RB
5.00%, 01/01/38	2,000	2,211,424
Series A, 5.00%, 12/01/41	2,000	2,119,298
Salt Verde Financial Corp., RB
5.50%, 12/01/29	2,000	2,237,496
5.00%, 12/01/32	155	169,236
5.00%, 12/01/37	2,500	2,766,333
Student & Academic Services LLC, RB, (BAM), 5.00%, 06/01/39	1,400	1,451,286
Town of Queen Creek Arizona Excise Tax Revenue, RB
4.00%, 08/01/50	1,700	1,732,618
Series A, 5.00%, 08/01/42	750	819,794
University of Arizona, Refunding RB, 5.00%, 06/01/39	2,050	2,203,112

		94,122,940

Arkansas — 0.4%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(a)	4,885	4,504,336

24	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

California — 14.6%
ABC Unified School District, GO, Series C, (NPFGC-IBC FGIC), 0.00%, 08/01/34(c)	$1,215	$775,655
Alvord Unified School District, Refunding GO, Series B, (AGM), 0.00%, 08/01/41(c)	1,175	503,855
Anaheim Public Financing Authority, RB, Series A, (AGM), 6.00%, 09/01/24	3,505	3,648,839
California Community Housing Agency, RB, M/F Housing(a)
Series A, 5.00%, 04/01/49	320	275,035
Series A-2, 4.00%, 08/01/47	2,050	1,649,102
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(b)	1,090	1,125,674
Sub-Series A-2, 5.00%, 11/01/47	1,770	2,047,633
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	3,086	2,953,867
Series 2021-1, Class A, 3.50%, 11/20/35	1,250	1,224,259
California Municipal Finance Authority, Refunding RB, Series A, 5.00%, 02/01/42	145	152,900
California State Public Works Board, RB
Series F, 5.25%, 09/01/33	835	863,954
Series I, 5.50%, 11/01/31	1,000	1,044,316
California Statewide Communities Development Authority, Refunding RB
Series A, 5.00%, 06/01/36(a)	1,360	1,415,529
Series A, 5.00%, 06/01/46(a)	1,680	1,719,413
Series A, 4.00%, 12/01/53	2,300	2,313,250
Carlsbad Unified School District, GO, Series B, 6.00%, 05/01/34	5,000	5,331,820
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, 4.00%, 05/15/51	8,175	7,867,751
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(a)	1,660	1,245,417
CSCDA Community Improvement Authority, RB, M/F Housing(a)
5.00%, 09/01/37	385	347,178
Class 2, 4.00%, 06/01/58	4,290	3,395,977
Senior Lien, 3.13%, 06/01/57	2,685	1,871,990
Class 2, Senior Lien, 4.00%, 12/01/58	4,840	3,887,667
CSCDA Community Improvement Authority, RB, S/F Housing, 3.00%, 03/01/57(a)	1,540	1,089,499
Golden State Tobacco Securitization Corp., Refunding RB(b)
Series A-1, 5.00%, 06/01/47	2,105	2,111,713
Series A-2, 5.00%, 06/01/22	1,690	1,695,369
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	13,565	1,485,991
Grossmont Union High School District, GO, Election 2004, 0.00%, 08/01/31(c)	5,000	3,694,325
Grossmont-Cuyamaca Community College District, GO, CAB, Series C, Election 2002, (AGC), 0.00%, 08/01/30(c)	10,030	7,841,986
Hartnell Community College District, GO, CAB, Series D, 7.00%, 08/01/34(d)	4,125	4,874,616
Kern Community College District, GO, Series C, 5.50%, 11/01/33(b)	1,620	1,697,588

Security	Par (000)	Value

California (continued)
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Election 2008, 6.25%, 08/01/43(d)	$4,445	$4,271,534
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	975	1,025,070
Series A, AMT, 5.00%, 03/01/37	1,075	1,129,315
Poway Unified School District, Refunding GO, CAB, Series B, 0.00%, 08/01/36(c)	8,750	5,061,682
Regents of the University of California Medical Center Pooled Revenue, RB, 4.00%, 05/15/53(e)	5,405	5,230,516
Regents of the University of California Medical Center Pooled Revenue, Refunding RB
Series J, 5.25%, 05/15/38(b)	2,905	2,998,126
Series J, 5.25%, 05/15/38	825	847,367
Rio Hondo Community College District, GO, CAB(c)
Series C, Election 2004, 0.00%, 08/01/37	4,005	2,251,835
Series C, Election 2004, 0.00%, 08/01/38	5,000	2,689,955
San Bernardino Community College District, GO, CAB, Series B, 6.38%, 08/01/34	10,000	10,867,240
San Diego Community College District, GO, CAB(c)
Election 2006, 0.00%, 08/01/31	2,145	1,317,643
Election 2006, 0.00%, 08/01/32	2,680	1,546,068
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/56	935	862,676
San Diego Unified School District, GO, CAB(c)
Series C, Election 2008, 0.00%, 07/01/38	3,800	2,043,948
Series G, Election 2008, 0.00%, 01/01/24(b)	7,295	3,656,663
San Diego Unified School District, Refunding GO, CAB(c)
Series R-1, 0.00%, 07/01/30	5,000	3,838,360
Series R-1, 0.00%, 07/01/31	3,005	2,209,718
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB
Series A, AMT, 5.50%, 05/01/28	1,065	1,092,180
Series A, AMT, 5.25%, 05/01/33	830	847,478
Series A, AMT, 5.00%, 05/01/49	795	840,178
San Mateo County Community College District, GO, CAB, Series C, Series 2001, (NPFGC), 0.00%, 09/01/30(c)	12,740	9,839,586
State of California, GO, 5.50%, 04/01/28	5	5,013
Walnut Valley Unified School District, GO, CAB, Series B, 0.00%, 08/01/36(c)	5,500	3,078,416
Washington Township Health Care District, GO, Series B, Election 2004, 5.50%, 08/01/40	625	649,035
Yosemite Community College District, GO, Series D, Election 2004, 0.00%, 08/01/36(c)	15,000	8,827,095

		147,178,865

Colorado — 1.3%
Centerra Metropolitan District No.1, TA, 5.00%, 12/01/47(a)	345	344,531
City & County of Denver Colorado Airport System Revenue, ARB
Series A, AMT, 5.50%, 11/15/28	1,000	1,037,930
Series A, AMT, 5.50%, 11/15/30	330	342,290
Series A, AMT, 5.50%, 11/15/31	400	414,765

S C H E D U L E O F I N V E S T M E N T S	25

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Colorado (continued)
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	$3,035	$3,033,795
City & County of Denver Colorado, RB, CAB, Series A-2, 0.00%, 08/01/37(c)	1,760	939,310
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	2,555	2,501,125
Colorado Health Facilities Authority, Refunding RB
Series A, 4.00%, 08/01/44	1,060	1,026,429
Series A, 3.25%, 08/01/49	1,610	1,314,832
Series A, 4.00%, 08/01/49	1,705	1,615,097
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	540	550,054

		13,120,158

Connecticut — 0.5%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	950	777,499
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	270	263,872
Connecticut State Health & Educational Facilities Authority, RB, Series A-1, 5.00%, 10/01/54(a)	205	205,653
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	2,570	2,551,521
State of Connecticut, GO, Series C, 5.00%, 06/15/32	1,455	1,604,097

		5,402,642

Delaware — 0.2%
Delaware State Health Facilities Authority, RB, 5.00%, 06/01/48	1,605	1,756,159

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-1, (FHA), 2.55%, 03/01/42	4,620	3,613,210
District of Columbia, RB, Series B-1, (NPFGC-IBC FGIC), 5.00%, 02/01/31	435	435,846
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	2,875	2,844,269
Washington Metropolitan Area Transit Authority, 5.00%, 07/01/42	2,040	2,191,074

		9,084,399

Florida — 9.3%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	3,775	3,836,914
Capital Trust Agency, Inc., RB(a)
5.50%, 06/01/57	460	426,790
Series A, 5.00%, 06/01/55	1,285	1,106,271
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	1,725	543,660
Series A, 0.00%, 09/01/53	1,840	489,744
County of Broward Florida Airport System Revenue, ARB
Series A, AMT, 5.00%, 10/01/45	1,005	1,040,784
Series A, AMT, 5.00%, 10/01/49	300	320,355
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	1,930	1,829,233
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	1,135	1,173,287
County of Miami-Dade Florida Aviation Revenue, Refunding RB AMT, 5.00%, 10/01/34	450	464,936

Security	Par (000)	Value

Florida (continued)
County of Miami-Dade Florida Aviation Revenue, Refunding RB (continued)
Series A, AMT, 5.00%, 10/01/31(b)	$2,440	$2,472,879
Series A, AMT, 5.00%, 10/01/32(b)	3,550	3,598,568
County of Miami-Dade Seaport Department, ARB(b)
Series A, 6.00%, 10/01/23	4,780	5,030,740
Series A, 5.38%, 10/01/33	1,170	1,220,426
Series B, AMT, 6.00%, 10/01/23	3,765	3,955,697
Series B, AMT, 6.25%, 10/01/23	1,500	1,578,724
County of Miami-Dade Seaport Department, Refunding RB, Series B-1, AMT, Subordinate, 4.00%, 10/01/46	2,815	2,683,120
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/38	1,000	479,674
Series A-2, 0.00%, 10/01/41	1,900	793,419
Series A-2, 0.00%, 10/01/42	2,210	881,739
Series A-2, 0.00%, 10/01/43	2,010	764,258
Series A-2, 0.00%, 10/01/44	2,055	743,900
Series A-2, 0.00%, 10/01/45	2,725	940,833
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	5,055	4,820,559
Florida Development Finance Corp., RB(a)
AMT, 5.00%, 05/01/29	1,275	1,296,641
Series A, AMT, 5.00%, 08/01/29(f)	500	502,082
Florida Development Finance Corp., Refunding RB, 5.00%, 09/15/40(a)	710	728,435
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/47	8,755	9,211,258
Sub-Series A, AMT, 5.00%, 10/01/52	3,540	3,718,356
Hillsborough County Aviation Authority, Refunding RB, Sub-Series A, AMT, 5.50%, 10/01/23(b)	1,995	2,079,079
Lakewood Ranch Stewardship District, SAB
5.25%, 05/01/37	240	248,411
3.85%, 05/01/39	450	414,409
5.38%, 05/01/47	260	267,674
4.00%, 05/01/49	675	600,061
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	365	340,366
4.00%, 05/01/50	605	535,480
Lee County Housing Finance Authority, RB, S/F Housing, Series A-2, AMT, (FHLMC, FNMA, GNMA), 6.00%, 09/01/40	40	40,064
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	6,595	6,836,786
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	6,605	6,337,636
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	1,325	1,393,746
5.00%, 08/01/47	3,845	4,039,069
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	410	397,366
Palm Beach County Health Facilities Authority, RB
Series B, 4.00%, 11/15/41	160	162,266
Series B, 5.00%, 11/15/42	300	329,607
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	4,140	4,531,752
Reedy Creek Improvement District, GO(b) Series A, 5.25%, 06/01/23	1,620	1,672,958

26	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
Reedy Creek Improvement District, GO(b) (continued)
Series A, 5.25%, 06/01/32	$1,200	$1,239,228
State of Florida, GO, Series B, 4.00%, 07/01/39	4,905	5,064,099
Storey Creek Community Development District, SAB
4.00%, 12/15/39	415	398,875
4.13%, 12/15/49	350	332,886

		93,915,100

Georgia — 4.6%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	8,560	8,240,823
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(b)	1,180	1,275,454
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	430	393,007
Georgia Housing & Finance Authority Refunding RB, S/F Housing, Refunding RB, 3.70%, 06/01/49	1,460	1,377,055
Georgia Housing & Finance Authority, Refunding RB, 3.60%, 05/12/22	1,615	1,529,602
Georgia Ports Authority, ARB, 4.00%, 07/01/51	5,405	5,417,615
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	2,980	2,883,266
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/37	1,475	1,633,188
Series A, 5.00%, 05/15/38	910	1,009,278
Series A, 5.00%, 05/15/43	1,620	1,703,281
Series A, 5.00%, 05/15/49	1,230	1,374,568
Series C, 4.00%, 05/01/52(f)	6,650	6,774,142
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	1,005	1,003,213
5.00%, 01/01/56	1,370	1,465,547
Municipal Electric Authority of Georgia, Refunding RB, Series EE, (AMBAC), 7.00%, 01/01/25	7,475	8,308,081
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(b)	1,565	1,641,390

		46,029,510

Hawaii — 0.1%
State of Hawaii Airports System Revenue, ARB COP
AMT, 5.25%, 08/01/25	485	501,208
AMT, 5.25%, 08/01/26	525	541,772

		1,042,980

Illinois — 10.8%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	2,645	2,764,512
Series A, 5.00%, 12/01/38	1,075	1,128,159
Series A, 5.00%, 12/01/39	2,905	3,048,167
Series A, 5.00%, 12/01/47	1,265	1,307,890
Series C, 5.25%, 12/01/35	970	1,000,937
Series D, 5.00%, 12/01/46	1,230	1,253,242
Series H, 5.00%, 12/01/36	295	308,319
Chicago Board of Education, Refunding GO
Series A, 5.00%, 12/01/30	2,225	2,359,895
Series C, 5.00%, 12/01/25	415	438,402
Series D, 5.00%, 12/01/25	530	559,887
Series G, 5.00%, 12/01/34	290	303,590
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	590	512,367

Security	Par (000)	Value

Illinois (continued)
Chicago Midway International Airport, Refunding ARB
Series A, 2nd Lien, AMT, 5.00%, 01/01/41	$2,070	$2,108,487
Series A, AMT, 2nd Lien, 5.00%, 01/01/34	1,475	1,517,225
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	6,885	7,308,710
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	4,090	4,149,869
Chicago O’Hare International Airport, Refunding RB
Series B, AMT, 5.00%, 01/01/31	2,500	2,506,317
Series B, Senior Lien, 5.00%, 01/01/41	3,800	3,958,540
Chicago Transit Authority Sales Tax Receipts Fund, RB, 5.25%, 12/01/49	1,610	1,685,800
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	2,575	2,759,303
Cook County Community College District No. 508, GO
5.50%, 12/01/38	1,000	1,030,209
5.25%, 12/01/43	1,500	1,533,273
Cook County Forest Preserve District, Refunding GOL, Series B, 5.00%, 12/15/37	325	325,847
Illinois Finance Authority, Refunding RB
Series B, 4.00%, 08/15/41	1,100	1,059,730
Series C, 4.13%, 08/15/37	2,430	2,454,295
Series C, 5.00%, 08/15/44	820	849,267
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	950	972,545
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	785	836,023
Kane McHenry Cook & De Kalb Counties Unit School District No.300, Refunding GO, 5.25%, 01/01/33	9,145	9,301,544
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	3,005	3,071,762
Metropolitan Pier & Exposition Authority, RB, CAB(c)
(BAM-TCRS), 0.00%, 12/15/56	2,965	557,690
Series A, (NPFGC), 0.00%, 12/15/26	5,000	4,192,240
Series A, (NPFGC), 0.00%, 06/15/30	14,205	10,167,570
Series A, (NPFGC), 0.00%, 06/15/30(g)	800	612,214
Series A, (NPFGC), 0.00%, 12/15/33	9,950	6,148,244
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	1,690	1,571,144
Series B, (AGM), 0.00%, 06/15/44(c)	8,075	2,870,194
Metropolitan Pier & Exposition Authority, Refunding RB, CAB, Series B, (BAM-TCRS), 0.00%, 12/15/54(c)	4,140	855,606
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	3,200	3,737,683
State of Illinois, GO
5.25%, 02/01/30	2,010	2,068,626
5.25%, 02/01/32	2,330	2,425,681
5.50%, 07/01/33	2,920	3,015,245
5.25%, 02/01/34	1,610	1,676,115
5.50%, 07/01/38	2,700	2,788,069
5.50%, 05/01/39	2,785	3,038,922
Series D, 5.00%, 11/01/28	440	471,159

		108,610,515

Indiana — 0.5%
City of Valparaiso Indiana, RB, AMT, 6.75%, 01/01/34	1,350	1,442,395

S C H E D U L E O F I N V E S T M E N T S	27

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Indiana (continued)
Indiana Finance Authority, RB(b)
Series A, AMT, 5.00%, 07/01/23	$1,205	$1,238,552
Series A, AMT, 5.00%, 07/01/40	2,080	2,140,732

		4,821,679

Iowa — 0.4%
Iowa Finance Authority, Refunding RB
5.25%, 12/01/25	865	894,356
Series B, 5.25%, 12/01/50(f)	1,255	1,314,604
Iowa Student Loan Liquidity Corp., Refunding RB, Series B, AMT, 3.00%, 12/01/39	1,885	1,609,147

		3,818,107

Kansas — 0.1%
City of Lenexa Kansas, Refunding RB, Series A, 5.00%, 05/15/43	655	662,248

Kentucky — 0.1%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(a)	1,575	1,486,865

Louisiana — 2.0%
Jefferson Sales Tax District, RB
Series B, (AGM), 5.00%, 12/01/34	330	359,987
Series B, (AGM), 5.00%, 12/01/35	440	478,115
Series B, (AGM), 5.00%, 12/01/36	395	427,136
Series B, (AGM), 5.00%, 12/01/37	495	532,024
Lake Charles Harbor & Terminal District, ARB, Series B, AMT, (AGM), 5.50%, 01/01/29	1,500	1,566,208
Louisiana Local Government Environmental Facilities & Community Development Authority, RB, Series A, Sub Lien, 5.00%, 02/01/24(b)	4,015	4,199,393
Louisiana Public Facilities Authority, Refunding RB
5.00%, 05/15/46	4,600	4,833,910
5.00%, 05/15/47	1,895	1,973,872
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	5,080	5,256,245

		19,626,890

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	465	415,855

Maryland — 3.7%
Anne Arundel County Consolidated Special Taxing District, Refunding ST, 5.00%, 07/01/32	500	515,078
Anne Arundel County Consolidated Special Taxing District, ST, 5.25%, 07/01/44	250	254,734
City of Baltimore Maryland, RB
Series A, 5.00%, 01/01/24(b)	1,000	1,042,588
Series A, 5.00%, 07/01/41	100	107,527
Series A, 5.00%, 07/01/46	495	529,444
Series C, 5.00%, 01/01/24(b)	1,000	1,042,588
City of Baltimore Maryland, Refunding RB
5.00%, 09/01/46	750	692,457
Series A, 4.50%, 09/01/33	185	191,449
Series A, 5.00%, 09/01/38	250	261,343
City of Baltimore Maryland, Refunding TA(a)
Series A, Senior Lien, 3.50%, 06/01/39	650	602,528
Series A, Senior Lien, 3.63%, 06/01/46	1,095	959,767
City of Baltimore Maryland, TA(a)
Series B, 3.70%, 06/01/39	200	190,271

Security	Par (000)	Value

Maryland (continued)
City of Baltimore Maryland, TA(a) (continued)
Series B, 3.88%, 06/01/46	$300	$273,944
County of Anne Arundel Maryland, Refunding RB, 3.25%, 09/01/28	360	360,280
County of Baltimore Maryland, Refunding RB, 4.00%, 01/01/50	500	508,137
County of Frederick Maryland, Refunding TA, 4.63%, 07/01/43(a)	240	254,473
County of Howard Maryland, TA
6.10%, 02/15/44	250	255,074
Series A, 4.50%, 02/15/47(a)	500	487,297
County of Montgomery Maryland, RB, 4.00%, 12/01/44	750	725,041
County of Prince George’s Maryland, ARB, 5.20%, 07/01/34	1,162	1,162,959
County of Prince George’s Maryland, TA, 5.25%, 07/01/48(a)	300	308,623
Howard County Housing Commission, RB, M/F Housing
5.00%, 12/01/42	500	533,541
4.00%, 06/01/46	500	503,973
Series A, 5.00%, 06/01/44	550	558,994
Maryland Community Development Administration, RB, M/F Housing, Series D, 3.70%, 07/01/35	500	503,597
Maryland Community Development Administration, Refunding RB, Series D, 3.25%, 09/01/50	470	466,581
Maryland Economic Development Corp., ARB, AMT, 5.00%, 06/01/49	250	266,579
Maryland Economic Development Corp., RB
5.00%, 07/01/56	390	398,954
AMT, 5.25%, 06/30/55	2,920	3,023,114
Maryland Economic Development Corp., Refunding RB
5.00%, 07/01/37	500	500,126
5.00%, 07/01/39	500	511,738
(AGM), 5.00%, 06/01/43	1,350	1,454,171
Series A, 5.00%, 06/01/35	100	108,661
Maryland Health & Higher Educational Facilities Authority, RB
4.00%, 07/01/48	300	300,339
Series 2017, 5.00%, 12/01/46	250	264,126
Series A, 5.00%, 05/15/42	2,330	2,496,481
Series B, 4.00%, 04/15/45	250	250,894
Maryland Health & Higher Educational Facilities Authority, Refunding RB
4.00%, 07/01/24(b)	100	103,231
5.00%, 07/01/24(b)	700	737,261
5.00%, 06/01/29	500	500,816
5.00%, 07/01/34	510	545,048
5.00%, 07/01/35	200	210,144
5.00%, 07/01/40	1,000	1,034,236
4.00%, 07/01/41	500	502,249
5.00%, 08/15/42	1,000	1,037,380
4.13%, 07/01/47	500	500,263
Series A, 4.00%, 07/01/22(b)	10	10,040
Series A, 5.00%, 07/01/22(b)	1,000	1,006,094
Series A, 5.00%, 10/01/22(b)	900	912,412
Series A, 5.00%, 01/01/28	100	108,436
Series A, 5.00%, 01/01/45	500	528,432
Series A, 5.00%, 10/01/49	530	580,655

28	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Maryland (continued)
Maryland State Transportation Authority, ARB, AMT, 4.00%, 06/01/29	$1,925	$1,926,933
Montgomery County Housing Opportunities Commission, Refunding RB, S/F Housing, Series C, AMT, 3.30%, 07/01/39	3,620	3,424,111
Washington Suburban Sanitary Commission, RB, Second Series, (GTD), 4.00%, 06/01/41	875	900,047

		37,435,259

Massachusetts — 5.5%
City of Holyoke Massachusetts, Refunding GO, (SAW), 5.00%, 09/01/22(b)	1,000	1,011,765
Commonwealth of Massachusetts, GO, Series C, 5.00%, 07/01/45	1,000	1,054,301
Massachusetts Bay Transportation Authority Sales Tax Revenue, Refunding RB
Series A, 5.25%, 07/01/29	730	849,975
Sub-Series A-2, 5.00%, 07/01/45	2,100	2,252,857
Massachusetts Development Finance Agency, RB
5.00%, 10/01/46	500	528,806
5.00%, 07/01/47	580	610,140
5.00%, 10/01/48	200	205,399
Series A, 5.25%, 01/01/42	500	530,765
Series A, (AMBAC), 5.75%, 01/01/42	650	864,228
Series A, 5.00%, 01/01/47	5,945	6,222,560
Series J, 5.00%, 07/01/42	1,950	1,962,096
Massachusetts Development Finance Agency, Refunding RB
5.00%, 07/01/37	150	155,963
4.00%, 07/01/39	2,545	2,511,727
5.00%, 04/15/40	1,000	1,015,140
4.00%, 07/01/41	7,685	7,670,552
4.13%, 10/01/42(a)	550	580,963
4.00%, 12/01/42	485	491,831
5.00%, 12/01/42	525	566,125
5.00%, 09/01/43	500	530,608
4.00%, 07/01/44	250	259,569
Series A, 5.00%, 06/01/39	250	274,334
Series A, 5.00%, 07/01/44	250	265,714
Series A, 4.00%, 06/01/49	420	423,759
Series A-2, 4.00%, 07/01/41	100	99,671
Series E, 4.00%, 07/01/38	500	504,960
Series P, 5.45%, 05/15/59	1,500	1,716,594
Massachusetts Educational Financing Authority, RB
AMT, 5.00%, 01/01/27	1,000	1,045,604
Series B, AMT, 2.63%, 07/01/36	290	254,365
AMT, Subordinate, 3.75%, 07/01/47	2,135	1,727,764
Series C, AMT, Subordinate, 3.00%, 07/01/51	1,880	1,442,926
Massachusetts Educational Financing Authority, Refunding RB, AMT, 3.50%, 07/01/33	105	103,428
Massachusetts Health & Educational Facilities Authority, Refunding RB
Series M, 5.50%, 02/15/27	1,000	1,131,239
Series T-2, 5.00%, 10/01/32	500	505,021
Massachusetts Housing Finance Agency, RB, M/F Housing
3.10%, 06/01/60	1,245	966,378
Series A, (FHA), 5.25%, 12/01/35	10	10,006
Series A, 3.80%, 12/01/43	500	480,998
Series A, 3.85%, 06/01/46	130	124,171

Security	Par (000)	Value

Massachusetts (continued)
Massachusetts Housing Finance Agency, RB, M/F Housing (continued)
Series C-1, 3.15%, 12/01/49	$1,000	$830,362
Series D-1, 2.55%, 12/01/50	295	225,504
Massachusetts Housing Finance Agency, Refunding RB
Series A, AMT, 4.45%, 12/01/42	1,775	1,763,628
Series A, AMT, 4.50%, 12/01/47	475	478,515
Massachusetts Housing Finance Agency, Refunding RB, S/F Housing, Series 214, (FHLMC, FNMA, GNMA), 2.95%, 12/01/44	465	411,135
Massachusetts Port Authority, ARB
Series A, AMT, 5.00%, 07/01/22(b)	1,000	1,004,821
Series B, AMT, 5.00%, 07/01/45	1,750	1,809,419
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(b)	3,500	3,603,509
Series A, 5.00%, 08/15/45	750	833,804
Sub-Series B, 4.00%, 02/15/43	1,780	1,808,601
Massachusetts State College Building Authority, Refunding RB, Series B, (AGC SAP), 5.50%, 05/01/39	825	1,038,003
University of Massachusetts Building Authority, RB, Series 1, 5.00%, 11/01/22(b)	500	508,312

		55,267,915

Michigan — 3.8%
Eastern Michigan University, RB
Series A, (AGM), 4.00%, 03/01/44	1,455	1,473,946
Series A, 4.00%, 03/01/47	1,455	1,426,511
Michigan Finance Authority, Refunding RB
4.00%, 11/15/46	3,420	3,471,170
Series A, 4.00%, 12/01/40	7,000	6,904,100
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	2,275	1,723,890
Series A, 4.05%, 10/01/48	1,855	1,844,235
Series A, 4.15%, 10/01/53	1,885	1,888,406
Series A, 2.70%, 10/01/56	8,210	6,047,658
Series A-1, 3.35%, 10/01/49	3,465	3,041,255
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	675	582,002
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	1,505	1,652,826
Michigan Strategic Fund, RB
AMT, 5.00%, 12/31/43	3,875	3,966,489
AMT, 5.00%, 06/30/48	570	582,690
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 03/01/24	2,535	2,648,071
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(b)	900	936,549

		38,189,798

Missouri — 0.6%
Health & Educational Facilities Authority of the State of Missouri, RB, 4.00%, 11/15/42	1,015	1,014,990
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	3,730	3,540,135
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	2,675	1,903,506

		6,458,631

S C H E D U L E O F I N V E S T M E N T S	29

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Montana — 0.0%
City of Kalispell Montana, Refunding RB, Series A, 5.25%, 05/15/37	$170	$178,315

Nebraska — 0.7%
Central Plains Energy Project, RB
5.00%, 09/01/32	5,010	5,059,880
5.25%, 09/01/37	1,750	1,767,904

		6,827,784

Nevada — 0.2%
Las Vegas Convention & Visitors Authority, RB, Series B, 4.00%, 07/01/49	2,000	2,055,660

New Hampshire — 0.5%
New Hampshire Business Finance Authority, Refunding RB(a)(f)
Series A, 3.63%, 07/01/43	665	550,840
Series B, AMT, 3.75%, 07/01/45	1,075	887,167
New Hampshire Housing Finance Authority, RB, M/F Housing, Series 1, (FHA), 4.00%, 07/01/52	3,200	3,103,424

		4,541,431

New Jersey — 8.4%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(b)	40	43,264
Series WW, 5.25%, 06/15/33	370	385,109
Series WW, 5.00%, 06/15/34	485	499,738
Series WW, 5.00%, 06/15/36	2,205	2,273,174
Series WW, 5.25%, 06/15/40	715	744,281
AMT, (AGM), 5.00%, 01/01/31	900	936,061
AMT, 5.13%, 01/01/34	1,620	1,655,127
AMT, 5.38%, 01/01/43	2,115	2,163,819
New Jersey Economic Development Authority, Refunding RB
Series BBB, 5.50%, 12/15/26(b)	5,360	6,036,802
Sub-Series A, 4.00%, 07/01/32	1,510	1,506,231
New Jersey Higher Education Student Assistance Authority, RB
Series B, AMT, 3.50%, 12/01/39	755	679,813
Series C, AMT, Subordinate, 4.25%, 12/01/50	2,135	1,993,633
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	255	255,037
1st Series, AMT, 5.50%, 12/01/26	200	200,027
1st Series, AMT, 5.75%, 12/01/27	1,385	1,385,188
1st Series, AMT, 5.75%, 12/01/28	135	135,017
1st Series, AMT, 5.88%, 12/01/33	1,980	1,980,323
Series B, AMT, 3.25%, 12/01/39	5,985	5,138,607
Series B, AMT, 4.00%, 12/01/41(e)	3,180	3,104,920
Sub-Series C, AMT, 3.63%, 12/01/49	1,725	1,376,562
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	2,195	2,196,530
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	2,000	2,169,840
Series A, 0.00%, 12/15/29(c)	7,530	5,582,177
Series AA, 5.25%, 06/15/33	3,525	3,618,187
Series AA, 5.00%, 06/15/38	4,325	4,416,859
Series AA, 4.13%, 06/15/39	1,210	1,197,441
Series AA, 5.50%, 06/15/39	7,190	7,351,092
Series AA, 5.00%, 06/15/45	2,580	2,749,720
Series AA, 3.00%, 06/15/50	775	596,178

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series D, 5.00%, 06/15/32	$1,610	$1,659,235
New Jersey Transportation Trust Fund Authority, Refunding RB
4.00%, 12/15/39	1,060	1,024,961
Series A, 5.00%, 12/15/36	180	191,129
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	1,675	1,680,164
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	2,180	2,331,702
Series A, 5.00%, 06/01/36	3,220	3,428,869
Series A, 4.00%, 06/01/37	2,020	1,999,968
Sub-Series B, 5.00%, 06/01/46	8,970	9,521,763

		84,208,548

New Mexico — 0.1%
City of Santa Fe New Mexico, RB
Series A, 5.00%, 05/15/44	200	208,997
Series A, 5.00%, 05/15/49	270	279,027
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44(b)	500	519,533

		1,007,557

New York — 7.7%
Metropolitan Transportation Authority, Refunding RB
Series C-1, 5.00%, 11/15/56	6,550	6,830,740
Series D, 5.00%, 11/15/31	460	484,015
New York City Housing Development Corp., RB, M/F Housing
Series A, 3.00%, 11/01/55	1,935	1,488,588
Series I-1, (FHA), 2.55%, 11/01/45	6,665	5,038,713
Series I-1, (FHA), 2.70%, 11/01/55	1,050	753,648
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	2,680	2,668,958
New York City Transitional Finance Authority Future Tax Secured Revenue RB, 3.00%, 05/01/46	1,495	1,197,326
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Series C, Subordinate, 4.00%, 05/01/45	935	928,341
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32.	7,000	7,093,898
New York City Water & Sewer System, RB, Series DD-1, 3.00%, 06/15/50	3,000	2,307,015
New York Counties Tobacco Trust IV, Refunding RB, Series A, 6.25%, 06/01/41(a)	1,100	1,114,974
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(a)	2,630	2,655,600
Series A, 2.88%, 11/15/46	14,775	11,398,159
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,060	1,031,605
New York State Housing Finance Agency, RB, M/F Housing
Series B, (SONYMA), 3.88%, 11/01/48	400	374,202
Series L-1, (SONYMA), 2.50%, 11/01/45	1,760	1,316,978
New York State Thruway Authority, Refunding RB
Series B, Subordinate, 4.00%, 01/01/39	1,175	1,179,752
Series B, Subordinate, 3.00%, 01/01/46	1,575	1,226,564

30	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New York (continued)
New York State Thruway Authority, Refunding RB (continued)
Series B, Subordinate, 4.00%, 01/01/50	$510	$495,613
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/41	3,300	3,283,516
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/38	1,605	1,691,094
Series A, AMT, 5.25%, 01/01/50	6,045	6,262,620
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	1,160	1,231,878
AMT, 5.00%, 10/01/40	3,290	3,439,817
Port Authority of New York & New Jersey, ARB, Consolidated, 221st Series, AMT, 4.00%, 07/15/40	1,000	976,251
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	1,475	1,519,980
Series 207, AMT, 4.00%, 09/15/43	1,090	1,050,821
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	3,040	2,320,660
Triborough Bridge & Tunnel Authority, Refunding RB, 5.00%, 05/15/51	5,465	5,971,584

		77,332,910

North Carolina — 0.1%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	790	782,498
North Carolina Medical Care Commission, RB, 4.00%, 11/01/52	445	435,590

		1,218,088

Ohio — 2.5%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	13,235	12,868,245
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	1,095	1,100,300
County of Montgomery Ohio, Refunding RB, 4.00%, 11/15/42	715	694,670
Ohio Air Quality Development Authority, RB, AMT, 5.00%, 07/01/49(a)	360	352,080
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	425	413,479
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/31	1,000	1,022,166
Series A-1, Junior Lien, 5.25%, 02/15/32	950	970,637
Series A-1, Junior Lien, 5.25%, 02/15/33	1,325	1,353,307
Ohio Turnpike & Infrastructure Commission, RB, CAB, Series A-2, Junior Lien, 0.00%, 02/15/37(c)	10,040	5,769,104
State of Ohio, Refunding RB, Series A, 4.00%, 01/15/50	1,055	1,024,074

		25,568,062

Oklahoma — 0.3%
Oklahoma Development Finance Authority, RB, Series B, 5.25%, 08/15/48	760	789,265

Security	Par (000)	Value

Oklahoma (continued)
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	$1,640	$1,662,134
Tulsa County Industrial Authority, Refunding RB, 5.25%, 11/15/37	450	474,171

		2,925,570

Oregon — 0.5%
Clackamas Community College District, GO
Series A, 5.00%, 06/15/39	605	660,920
Series A, 5.00%, 06/15/40	440	479,934
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	2,355	1,200,162
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52(e)	1,090	1,065,268
Port of Portland Oregon Airport Revenue, ARB, Series 24B, AMT, 5.00%, 07/01/42	1,150	1,206,950
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	640	585,204

		5,198,438

Pennsylvania — 9.4%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	3,925	4,184,462
Allentown Neighborhood Improvement Zone Development Authority, RB, 5.00%, 05/01/42(a)	585	604,341
Bristol Township School District, GO, (SAW), 5.25%, 06/01/37(b)	1,500	1,549,435
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	225	205,523
4.00%, 08/15/50	1,430	1,417,114
4.00%, 07/01/51	200	180,963
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	755	800,542
Series B, AMT, 5.00%, 07/01/47	3,820	4,010,320
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	2,495	2,586,075
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	3,850	3,720,409
Series A, 4.00%, 09/01/49	2,820	2,796,098
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	2,875	2,784,486
AMT, 5.00%, 12/31/34	10,710	11,187,977
AMT, 5.00%, 12/31/38	13,195	13,752,014
AMT, 5.00%, 06/30/42	2,455	2,557,005
Pennsylvania Economic Development Financing Authority, Refunding RB
Series A, 4.00%, 11/15/42	2,245	2,199,364
AMT, 5.50%, 11/01/44	1,000	1,019,757
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	575	448,092
Pennsylvania Higher Educational Facilities Authority, RB, 4.00%, 08/15/44	1,000	1,007,136
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	6,905	7,161,044

S C H E D U L E O F I N V E S T M E N T S	31

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, Refunding RB, S/F Housing, Series 119, AMT, 3.50%, 10/01/36	$1,195	$1,134,692
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	1,480	1,538,302
Series A-1, 5.00%, 12/01/41	3,510	3,750,112
Series B, 5.00%, 12/01/40	1,375	1,445,731
Series C, 5.50%, 12/01/23(b)	1,315	1,380,641
Series C, 5.00%, 12/01/39	4,775	4,963,250
Series A, Subordinate, 4.00%, 12/01/49	1,215	1,174,479
Series A, Subordinate, 4.00%, 12/01/50	665	634,810
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	5,155	5,358,756
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	4,915	5,067,743
Series A-1, 5.00%, 12/01/40	1,805	1,879,512
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	2,110	2,145,769

		94,645,954

Puerto Rico — 5.3%
Children’s Trust Fund, Refunding RB
5.50%, 05/15/39	430	440,084
5.63%, 05/15/43	1,320	1,342,651
Puerto Rico Commonwealth Aqueduct & Sewer Authority, Refunding RB
Series A, Senior Lien, 5.00%, 07/01/33	2,120	2,128,152
Series A, Senior Lien, 5.13%, 07/01/37	225	225,903
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	2,864	2,899,571
Series A-1, Restructured, 5.00%, 07/01/58	17,311	17,719,193
Series A-2, Restructured, 4.33%, 07/01/40	19,762	19,596,157
Series A-2, Restructured, 4.54%, 07/01/53	500	502,335
Series A-2, Restructured, 4.78%, 07/01/58	1,528	1,553,935
Series B-1, Restructured, 4.75%, 07/01/53	1,377	1,393,857
Series B-2, Restructured, 4.78%, 07/01/58	1,335	1,351,021
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	16,341	4,591,118

		53,743,977

Rhode Island — 2.1%
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, Series 75-A, 2.35%, 10/01/44	3,925	2,930,016
Rhode Island Student Loan Authority, RB, Series A, AMT, 3.63%, 12/01/37	850	751,941
Rhode Island Turnpike & Bridge Authority, RB
Series A, 3.00%, 10/01/38	375	328,856
Series A, 3.00%, 10/01/39	535	463,026
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	1,105	1,161,200
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/35	525	542,867
Series B, 4.50%, 06/01/45	12,185	12,315,867
Series B, 5.00%, 06/01/50	2,630	2,726,774

		21,220,547

South Carolina — 6.2%
Charleston County Airport District, ARB
Series A, AMT, 5.50%, 07/01/38	1,500	1,542,681
Series A, AMT, 6.00%, 07/01/38	1,955	2,022,776
Series A, AMT, 5.50%, 07/01/41	3,725	3,803,635

Security	Par (000)	Value

South Carolina (continued)
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	$485	$489,354
4.38%, 11/01/49	715	714,955
County of Charleston South Carolina, ARB, 5.25%, 12/01/23(b)	2,505	2,622,369
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	3,090	3,290,371
5.00%, 01/01/55(a)	2,290	2,045,098
South Carolina Jobs-Economic Development Authority, Refunding RB
Series A, 5.00%, 05/01/38	5,885	6,359,808
Series A, 4.25%, 05/01/48	1,685	1,723,768
South Carolina Ports Authority, ARB
AMT, 5.00%, 07/01/48	530	557,029
AMT, 5.25%, 07/01/50(b)	6,770	7,250,359
AMT, 5.00%, 07/01/55	2,790	2,925,516
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	16,210	16,737,652
Series E, 5.50%, 12/01/53	1,730	1,773,217
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	4,930	5,051,244
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 2.25%, 07/01/46	4,815	3,571,806

		62,481,638

South Dakota — 0.6%
South Dakota Health & Educational Facilities Authority, Refunding RB
4.00%, 07/01/37	2,915	2,921,454
4.00%, 07/01/42	3,000	3,006,372

		5,927,826

Tennessee — 0.9%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	3,550	3,578,702
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	2,945	3,075,867
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	790	737,923
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/54	1,925	2,035,562

		9,428,054

Texas — 9.0%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	385	293,811
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	3,290	3,384,245
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(b)	5,410	5,463,586
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	1,330	1,333,022
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	765	809,329
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	740	780,090
Sub-Series A, AMT, 4.00%, 07/01/47	1,150	1,122,900

32	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
City of Houston TX Airport System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/46	$2,970	$2,900,760
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(b)	1,335	1,365,517
Dallas Area Rapid Transit, Refunding RB, Series A, 5.00%, 12/01/25(b)	7,500	8,101,560
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	2,300	2,385,289
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(b)(c)	8,085	3,907,246
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	5,000	2,605,110
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(a)	1,210	1,221,016
North Texas Tollway Authority, Refunding RB 4.25%, 01/01/49	3,620	3,710,790
Series A, 5.00%, 01/01/43	570	611,635
Series B, 5.00%, 01/01/40	1,375	1,394,687
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	1,575	1,565,109
Red River Education Finance Corp., RB, 5.25%, 03/15/23(b)	710	729,390
San Antonio Public Facilities Corp., Refunding RB(c)
0.00%, 09/15/35	8,170	4,278,171
0.00%, 09/15/36	17,540	8,653,903
0.00%, 09/15/37	12,550	5,830,090
San Antonio Water System, Refunding RB, Series A, Junior Lien, 5.00%, 05/15/48	1,355	1,472,468
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	2,390	2,592,318
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	1,850	1,901,950
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	690	691,953
Texas Department of Housing & Community Affairs, RB, S/F Housing
(GNMA), 3.13%, 07/01/47	3,305	2,789,195
Series A, (GNMA), 4.25%, 09/01/43	850	864,865
Series A, (GNMA), 3.00%, 09/01/45(e)	1,815	1,509,663
Series A, (GNMA), 3.00%, 03/01/50(e)	3,120	2,533,534
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	5,435	5,882,817
Texas Private Activity Bond Surface Transportation Corp., RB
AMT, 5.00%, 06/30/58	1,795	1,850,340
AMT, Senior Lien, 5.00%, 12/31/45	3,020	3,179,821
Texas Transportation Commission, RB, CAB(c)
0.00%, 08/01/35	310	170,614
0.00%, 08/01/36	170	89,298
0.00%, 08/01/37	225	112,922
0.00%, 08/01/38	810	386,642
0.00%, 08/01/41	1,950	795,337
0.00%, 08/01/44	1,010	351,427
0.00%, 08/01/45	1,775	586,080

		90,208,500

Utah — 0.6%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	2,940	3,077,263

Security	Par (000)	Value

Utah (continued)
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	$1,055	$1,108,220
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/49(a)	485	465,594
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/55(a)	935	905,969
Utah Housing Corp., RB, S/F Housing, Series D-2, Class III, (FHA), 4.00%, 01/01/36	460	457,635

		6,014,681

Virginia — 1.5%
Hampton Roads Transportation Accountability Commission, RB, 4.00%, 07/01/57(e)	6,600	6,380,345
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	395	381,260
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	4,920	4,765,192
Virginia Housing Development Authority, RB, M/F Housing
Series E, 3.15%, 12/01/49	1,070	887,307
Series I, (FHLMC, FNMA, GNMA), 2.63%, 11/01/53	1,190	860,355
Virginia Small Business Financing Authority, RB, AMT, 5.00%, 01/01/48(a)(f)	585	596,534
Virginia Small Business Financing Authority, Refunding RB, AMT, Senior Lien, 6.00%, 01/01/37	1,715	1,725,914

		15,596,907

Washington — 2.6%
King County Housing Authority, Refunding RB, 3.00%, 06/01/40	490	412,610
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	4,645	4,847,118
Series C, AMT, 5.00%, 04/01/40	2,395	2,475,247
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	7,865	8,424,705
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	1,140	1,153,611
Washington Health Care Facilities Authority, RB
4.00%, 10/01/45	1,670	1,688,729
Series B, 5.00%, 08/15/44	4,000	4,026,664
Washington Health Care Facilities Authority, Refunding RB, 5.00%, 09/01/55	315	340,877
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	3,129	2,847,989

		26,217,550

West Virginia — 0.4%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	3,865	3,617,698

Wisconsin — 2.2%
Public Finance Authority, RB(a)
5.00%, 10/15/41	570	551,777
5.00%, 10/15/56	225	205,515
Series A, 5.00%, 07/15/39	250	259,774
Series A, 5.00%, 07/01/40	450	457,627
Series A, 5.00%, 10/15/40	1,130	1,158,153
Series A, 5.00%, 07/15/49	955	980,837
Series A, 5.00%, 07/15/54	455	465,448
Series A, 5.00%, 10/15/55	1,545	1,554,709
Series A-1, 4.50%, 01/01/35	605	557,334
Series A-1, 5.00%, 01/01/55	825	753,569

S C H E D U L E O F I N V E S T M E N T S	33

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin (continued)
Public Finance Authority, Refunding RB(a)
5.00%, 09/01/49	$335	$331,721
5.25%, 05/15/52	1,015	1,033,346
5.00%, 09/01/54	455	447,203
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 3.15%, 11/01/44	520	460,052
Series A, 4.15%, 11/01/48	5,080	5,168,555
Series A, 4.45%, 05/01/57	3,395	3,414,949
Wisconsin Housing & Economic Development Authority, RB, S/F Housing
Series A, 1.80%, 03/01/31	400	346,806
Series A, 1.85%, 09/01/31	320	275,556
Series A, 1.90%, 03/01/32	600	513,377
Series A, 1.95%, 09/01/32	450	382,830
Wisconsin Housing & Economic Development Authority, Refunding RB, M/F Housing
Series A, (HUD SECT 8), 2.05%, 11/01/36	1,165	954,572
Series A, (HUD SECT 8), 2.25%, 11/01/41	805	630,401
Series A, (HUD SECT 8), 2.45%, 11/01/46	1,210	918,977

		21,823,088

Total Municipal Bonds — 130.8% (Cost: $1,322,253,463)		1,317,226,710

Municipal Bonds Transferred to Tender Option Bond Trusts(h)

Arizona — 0.9%
City of Phoenix Civic Improvement Corp., ARB, AMT, Senior Lien, 5.00%, 07/01/43	4,000	4,265,708
Maricopa County Industrial Development Authority, RB, Series A, 4.00%, 01/01/41	5,085	5,092,714

		9,358,422

California — 1.7%
Bay Area Toll Authority, Refunding RB(i)
4.00%, 04/01/42	1,998	2,007,324
4.00%, 04/01/47	9,108	9,036,363
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42(i)	3,729	4,083,258
Sacramento Area Flood Control Agency, Refunding SAB, 5.00%, 10/01/47	1,980	2,138,869

		17,265,814

Colorado — 0.6%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(i)	5,518	5,961,002

Connecticut — 0.4%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	3,271	3,434,016

District of Columbia — 0.9%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	3,052	3,061,179
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	5,930	5,982,801

		9,043,980

Security	Par (000)	Value

Florida — 3.7%
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	$4,215	$4,565,823
City of Tampa Florida, RB, Series A, 4.00%, 11/15/46	1,917	1,927,919
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	8,100	7,677,095
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22	6,870	6,931,724
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	6,300	7,347,873
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(i)	9,456	8,894,814

		37,345,248

Georgia — 0.5%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	5,637	5,313,960

Illinois — 2.1%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	2,850	2,855,947
Illinois Finance Authority, Refunding RB
Series C, 4.00%, 02/15/27	2	2,292
Series C, 4.00%, 02/15/41	912	913,645
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	5,017	5,082,686
Series A, 5.00%, 01/01/40	6,451	6,734,826
Series B, 5.00%, 01/01/40	2,459	2,582,635
Series C, 5.00%, 01/01/38	3,243	3,374,472

		21,546,503

Kansas — 1.2%
Wyandotte County Unified School District No. 500 Kansas City, GO, Series A, 5.50%, 09/01/47	11,167	12,452,872

Louisiana — 0.4%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25	3,600	3,741,761

Maryland — 1.6%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	6,653	7,153,885
Series A, 5.00%, 07/01/46	3,815	4,071,989
Series A, 4.00%, 07/01/49	3,378	3,383,691
Maryland Stadium Authority, RB, (NPFGC), 5.00%, 05/01/42	1,500	1,642,674

		16,252,239

Massachusetts — 0.8%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 03/01/46	4,484	4,620,619
Massachusetts Development Finance Agency, RB, 4.00%, 09/01/49	1,000	1,002,080
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/35	430	436,161
Massachusetts School Building Authority, RB, Series B, 5.00%, 11/15/46(i)	2,000	2,129,671

		8,188,531

Michigan — 2.3%
Michigan Finance Authority, RB
4.00%, 02/15/47	5,517	5,381,288
Series A, 5.00%, 11/01/44	4,671	4,968,754
Series A, 4.00%, 02/15/50	3,975	3,871,478

34	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Michigan (continued)
Michigan State Building Authority, Refunding RB
Series I, 5.00%, 10/15/45	$2,050	$2,150,029
Series I, 4.00%, 04/15/54	3,765	3,751,756
Michigan State Housing Development Authority, RB, M/F Housing, Series A, 4.05%, 10/01/48	2,756	2,740,197

		22,863,502

Nevada — 2.0%
County of Clark Nevada, GO
Series A, 5.00%, 06/01/38	7,263	7,988,609
Series A, 5.00%, 05/01/48	2,740	2,981,612
Las Vegas Valley Water District, Refunding GOL, Series A, 5.00%, 06/01/46	8,180	8,715,563

		19,685,784

New Jersey — 1.3%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	1,920	2,046,763
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	5,501	5,639,438
Series G, 4.00%, 01/01/43	5,103	5,113,348

		12,799,549

New York — 7.1%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	8,220	8,476,628
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	6,313	6,356,044
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42(i)	3,960	3,960,267
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(i)	7,286	7,875,914
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23	6,260	6,420,711
Series CC, 5.00%, 06/15/47	7,061	7,241,260
Series DD, 5.00%, 06/15/35	3,945	4,117,570
Series FF, 5.00%, 06/15/39	4,050	4,237,379
Series FF, 5.00%, 06/15/45	3,859	3,875,040
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	1,740	1,693,388
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	6,522	6,431,503
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	5,144	4,868,530
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	5,322	5,686,629

		71,240,863

Ohio — 1.2%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/24	3,154	3,193,945
4.00%, 11/15/43	6,919	6,924,363
4.00%, 11/15/49	2,171	2,199,208

		12,317,516

Pennsylvania — 1.6%
Commonwealth of Pennsylvania, GO, 1st Series, 4.00%, 03/01/36(i)	6,042	6,188,748

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	$3,638	$3,160,177
Pennsylvania Turnpike Commission, RB, Sub-Series A, 5.50%, 12/01/42	1,514	1,620,978
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	2,907	2,916,956
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	2,120	2,224,194

		16,111,053

South Carolina — 0.7%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(i)	7,065	6,607,723

Texas — 3.0%
County of Hidalgo Texas, GO, Series A, 4.00%, 08/15/43	2,703	2,780,113
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	2,907	3,165,346
Houston Community College System, GO, 4.00%, 02/15/23	3,480	3,534,954
Howe Independent School District, GO, (PSF-GTD), 4.00%, 08/15/43	2,985	3,058,024
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	4,438	4,441,897
Tarrant County Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 11/15/38	879	904,136
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	8,160	8,620,232
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	2,344	2,138,192
Series A, (GNMA), 3.75%, 09/01/49	1,587	1,447,107

		30,090,001

Virginia — 0.9%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 01/01/28	5,313	6,125,104
Virginia Housing Development Authority, RB, M/F Housing, Series C, 3.70%, 08/01/48	3,045	2,795,180

		8,920,284

Washington — 0.9%
Washington Health Care Facilities Authority, Refunding RB
Series A, 5.00%, 10/01/38	6,810	7,547,864
Series B, 4.13%, 08/15/43	1,641	1,657,777

		9,205,641

S C H E D U L E O F I N V E S T M E N T S	35

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Wisconsin — 0.4%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	$2,620	$2,632,776
Wisconsin Housing & Economic Development Authority, RB, M/F Housing, Series A, 4.30%, 11/01/53	1,605	1,610,920

		4,243,696

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 36.2% (Cost: $371,469,206)		363,989,960

Total Long-Term Investments — 167.0% (Cost: $1,693,722,669)		1,681,216,670

	Shares

Short-Term Securities

Money Market Funds — 0.8%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(j)(k)	7,527,761	7,527,761

Total Short-Term Securities — 0.8% (Cost: $7,527,761)		7,527,761

Total Investments — 167.8% (Cost: $1,701,250,430)		1,688,744,431

Liabilities in Excess of Other Assets — (0.1)%		(837,756)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (23.0)%		(231,133,057)

VRDP Shares at Liquidation Value, Net of Deferred Offering Costs — (44.7)%		(450,160,602)

Net Assets Applicable to Common Shares — 100.0%		$1,006,613,016

(a)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(c)	Zero-coupon bond.
(d)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.
(e)	When-issued security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)	Security is collateralized by municipal bonds or U.S. Treasury obligations.
(h)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(i)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to July 15, 2042, is $41,064,182. See Note 4 of the Notes to Financial Statements for details.

(j)	Affiliate of the Fund.
(k)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$22,733,566	$(15,202,769	)(a)	$—	$(3,036)	$—	$7,527,761	7,527,761	$2,726	$—

(a)	Represents net amount purchased (sold).

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	445	06/21/22	$52,976	$2,303,417
U.S. Long Bond	483	06/21/22	67,862	4,306,513
5-Year U.S. Treasury Note	565	06/30/22	63,598	1,838,058

				$8,447,988

36	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY)

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$8,447,988	$—	$8,447,988

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$1,947,393	$—	$1,947,393

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$8,510,766	$—	$8,510,766

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$141,473,834

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$1,317,226,710	$—	$1,317,226,710
Municipal Bonds Transferred to Tender Option Bond Trusts	—	363,989,960	—	363,989,960
Short-Term Securities
Money Market Funds	7,527,761	—	—	7,527,761

	$7,527,761	$1,681,216,670	$—	$1,688,744,431

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$8,447,988	$—	$—	$8,447,988

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

S C H E D U L E O F I N V E S T M E N T S	37

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
Loan for TOB Trust Certificates	$—	$(2,274,984)	$—	$(2,274,984)
TOB Trust Certificates	—	(228,653,454)	—	(228,653,454)
VRDP Shares at Liquidation Value	—	(450,300,000)	—	(450,300,000)

	$—	$(681,228,438)	$—	$(681,228,438)

See notes to financial statements.

38	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Municipal Bonds

Alabama — 0.7%
City of Birmingham Alabama, GO, CAB, Series A-1, Convertible, 5.00%, 09/01/25(a)	$915	$987,873
Homewood Educational Building Authority, Refunding RB
Series A, 5.00%, 12/01/34	240	256,729
Series A, 5.00%, 12/01/47	655	688,894

		1,933,496

Arizona — 2.5%
Arizona Industrial Development Authority, RB(b)
5.00%, 07/01/54	545	557,522
Series A, 5.00%, 07/01/39	480	485,371
Series A, 5.00%, 07/01/49	545	545,555
Series A, 5.00%, 07/01/54	420	416,338
City of Phoenix Civic Improvement Corp., Refunding RB, AMT, Senior Lien, 5.00%, 07/01/32	1,000	1,025,402
Glendale Industrial Development Authority, RB, 5.00%, 05/15/56	305	318,311
Industrial Development Authority of the County of Pima, RB(b)
5.00%, 07/01/39	500	500,459
5.00%, 06/15/47	830	831,902
Industrial Development Authority of the County of Pima, Refunding RB(b)
5.00%, 06/15/49	485	486,791
5.00%, 06/15/52	470	470,838
Maricopa County Industrial Development Authority, Refunding RB
5.00%, 07/01/39(b)	200	202,134
5.00%, 07/01/54(b)	470	456,740
Series A, 5.00%, 09/01/36	575	622,061

		6,919,424

Arkansas — 0.5%
Arkansas Development Finance Authority, RB, Series A, AMT, 4.50%, 09/01/49(b)	1,375	1,267,853

California — 10.2%
California Community Housing Agency, RB, M/F Housing(b)
Series A, 5.00%, 04/01/49	205	176,194
Series A-2, 4.00%, 08/01/47	1,325	1,065,883
California Health Facilities Financing Authority, Refunding RB
Series A, 5.00%, 07/01/23(a)	945	975,928
Sub-Series A-2, 5.00%, 11/01/47	1,140	1,318,815
California Housing Finance Agency, RB, M/F Housing
Class A, 3.25%, 08/20/36	845	808,627
Series 2021-1, Class A, 3.50%, 11/20/35	807	790,467
California Statewide Communities Development Authority, Refunding RB, Series A, 4.00%, 12/01/53	865	869,983
City of Los Angeles Department of Airports, Refunding ARB, Series D, AMT, 4.00%, 05/15/51	2,220	2,136,564
CMFA Special Finance Agency XII, RB, M/F Housing, Series A, 3.25%, 02/01/57(b)	135	101,284
CSCDA Community Improvement Authority, RB, M/F Housing(b)
5.00%, 09/01/37	105	94,685
Class 2, 4.00%, 06/01/58	1,085	858,889
Senior Lien, 3.13%, 06/01/57	730	508,958

Security	Par (000)	Value

California (continued)
CSCDA Community Improvement Authority, RB, M/F Housing(b) (continued)
Class 2, Senior Lien, 4.00%, 12/01/58	$855	$686,768
CSCDA Community Improvement Authority, RB, S/F Housing, 3.00%, 03/01/57(b)	420	297,136
Golden State Tobacco Securitization Corp., Refunding RB, Series A-1, 5.00%, 06/01/47(a)	785	787,503
Golden State Tobacco Securitization Corp., Refunding RB, CAB, Series B, Subordinate, 0.00%, 06/01/66(c)	3,725	408,059
Mount San Antonio Community College District, Refunding GO, CAB, Series A, Election 2008, 6.25%, 08/01/43(d)	5,000	4,804,875
Norman Y Mineta San Jose International Airport SJC, Refunding RB
Series A, AMT, 5.00%, 03/01/36	365	383,744
Series A, AMT, 5.00%, 03/01/37	400	420,210
Regents of the University of California Medical Center Pooled Revenue, RB, 4.00%, 05/15/53(e)	1,485	1,437,061
San Diego Community College District, GO, CAB(c)
Election 2006, 0.00%, 08/01/31	1,855	1,139,501
Election 2006, 0.00%, 08/01/32	2,320	1,338,387
San Diego County Regional Airport Authority, ARB, Series B, AMT, 4.00%, 07/01/56	255	235,275
San Diego Unified School District, GO, CAB(c)
Series C, Election 2008, 0.00%, 07/01/38	1,400	753,034
Series G, Election 2008, 0.00%, 01/01/24(a)	2,730	1,368,428
San Diego Unified School District, Refunding GO, CAB, Series R-1, 0.00%, 07/01/31(c)	1,110	816,235
San Francisco City & County Airport Comm-San Francisco International Airport, Refunding ARB, Series A, AMT, 5.00%, 05/01/49	705	745,064
Yosemite Community College District, GO(c)
Series D, Election 2004, 0.00%, 08/01/36	2,000	1,176,946
Series D, Election 2004, 0.00%, 08/01/37	2,790	1,568,867

		28,073,370

Colorado — 2.0%
City & County of Denver Colorado, COP, Series A, 4.00%, 06/01/48	1,165	1,164,538
Colorado Health Facilities Authority, RB, Series A, 4.00%, 11/15/46	945	925,074
Colorado Health Facilities Authority, Refunding RB, Series A, 4.00%, 08/01/44	940	910,229
Regional Transportation District, COP, Series A, 5.00%, 06/01/39	2,500	2,546,547

		5,546,388

Connecticut — 1.0%
Connecticut Housing Finance Authority, Refunding RB, M/F Housing, Series E-1, (HUD SECT 8), 3.25%, 11/15/54	620	507,420
Connecticut Housing Finance Authority, Refunding RB, S/F Housing, Series A-1, 3.80%, 11/15/39	55	53,752
Connecticut State Health & Educational Facilities Authority, Refunding RB, Series A, 4.00%, 07/01/41	1,650	1,638,137
State of Connecticut, GO, Series C, 5.00%, 06/15/32	545	600,847

		2,800,156

District of Columbia — 0.3%
Metropolitan Washington Airports Authority Dulles Toll Road Revenue, Refunding RB, Series B, Subordinate, 4.00%, 10/01/49	875	865,647

S C H E D U L E O F I N V E S T M E N T S	39

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida — 10.6%
Brevard County Health Facilities Authority, Refunding RB, 5.00%, 04/01/39	$1,420	$1,443,289
Capital Trust Agency, Inc., RB(b) 5.50%, 06/01/57	170	157,727
Series A, 5.00%, 06/01/55	480	413,237
Series SE, 3.00%, 07/01/31	100	90,390
Series SE, 4.00%, 07/01/41	165	143,906
Series SE, 4.00%, 07/01/51	190	152,832
Series SE, 4.00%, 07/01/56	160	124,749
City of Tampa Florida, RB, CAB(c)
Series A, 0.00%, 09/01/49	525	165,462
Series A, 0.00%, 09/01/53	560	149,052
County of Miami-Dade Florida Aviation Revenue, Refunding ARB, Series A, AMT, 5.00%, 10/01/38	425	439,337
County of Miami-Dade Florida Aviation Revenue, Refunding RB
AMT, 5.00%, 10/01/34	160	165,311
Series A, AMT, 5.00%, 10/01/32(a)	1,730	1,753,668
County of Miami-Dade Seaport Department, ARB(a)
Series A, 6.00%, 10/01/23	1,780	1,873,372
Series B, AMT, 6.00%, 10/01/23	1,150	1,207,954
Series B, AMT, 6.25%, 10/01/23	360	378,894
County of Miami-Dade Seaport Department, Refunding RB, Series B-1, AMT, Subordinate, 4.00%, 10/01/46	775	738,692
County of Osceola Florida Transportation Revenue, Refunding RB, CAB(c)
Series A-2, 0.00%, 10/01/41	505	210,882
Series A-2, 0.00%, 10/01/42	675	269,309
Series A-2, 0.00%, 10/01/43	615	233,840
Series A-2, 0.00%, 10/01/44	625	226,247
Series A-2, 0.00%, 10/01/45	525	181,262
Escambia County Health Facilities Authority, Refunding RB, 4.00%, 08/15/45	850	810,579
Florida Development Finance Corp., RB(b)
AMT, 5.00%, 05/01/29	480	488,147
Series A, AMT, 5.00%, 08/01/29(f)	185	185,771
Florida Development Finance Corp., Refunding RB, Series C, 5.00%, 09/15/50(b)	270	273,205
Greater Orlando Aviation Authority, ARB
Sub-Series A, AMT, 5.00%, 10/01/37	660	699,238
Sub-Series A, AMT, 5.00%, 10/01/47	2,170	2,283,087
Sub-Series A, AMT, 5.00%, 10/01/52	1,330	1,397,009
Lakewood Ranch Stewardship District, SAB, S/F Housing
4.00%, 05/01/40	235	219,140
4.00%, 05/01/50	395	349,611
Miami-Dade County Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/40	2,635	2,731,604
Orange County Health Facilities Authority, RB, 4.00%, 10/01/52	1,805	1,731,935
Orange County Health Facilities Authority, Refunding RB
5.00%, 08/01/41	495	520,683
5.00%, 08/01/47	1,435	1,507,429
Orange County Housing Finance Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 3.75%, 09/01/47	150	145,378
Palm Beach County Health Facilities Authority, RB, Series B, 4.00%, 11/15/41	140	141,983

Security	Par (000)	Value

Florida (continued)
Putnam County Development Authority, Refunding RB, Series A, 5.00%, 03/15/42	$1,560	$1,707,617
Reedy Creek Improvement District, GO, Series A, 5.25%, 06/01/23(a)	1,040	1,073,998
State of Florida, GO, Series B, 4.00%, 07/01/39	1,840	1,899,682
Storey Creek Community Development District, SAB, 4.13%, 12/15/49	500	475,551

		29,161,059

Georgia — 3.6%
Cobb County Kennestone Hospital Authority, RB, 4.00%, 04/01/52	2,310	2,223,867
Gainesville & Hall County Hospital Authority, Refunding RB, Series A, (GTD), 5.50%, 02/15/25(a)	440	475,593
George L Smith II Congress Center Authority, RB, 4.00%, 01/01/54	280	255,912
Georgia Ports Authority, ARB, 4.00%, 07/01/51	1,475	1,478,443
LaGrange-Troup County Hospital Authority, Refunding RB, 4.00%, 04/01/47	1,110	1,073,968
Main Street Natural Gas, Inc., RB
Series A, 5.00%, 05/15/43	615	646,616
Series C, 4.00%, 05/01/52(f)	1,800	1,833,602
Municipal Electric Authority of Georgia, RB
4.00%, 01/01/49	470	469,164
5.00%, 01/01/56	645	689,984
Private Colleges & Universities Authority, RB, 5.00%, 04/01/24(a)	670	702,701

		9,849,850

Hawaii — 0.4%
State of Hawaii Airports System Revenue, ARB, Series A, AMT, 5.00%, 07/01/45	1,150	1,184,310

Illinois — 10.1%
Chicago Board of Education, GO
Series A, 5.00%, 12/01/37	985	1,029,506
Series A, 5.00%, 12/01/38	400	419,780
Series A, 5.00%, 12/01/39	1,090	1,143,718
Series A, 5.00%, 12/01/47	470	485,935
Chicago Board of Education, Refunding GO, Series A, 5.00%, 12/01/30	840	890,927
Chicago Board of Education, Refunding GO, CAB, Series A, 0.00%, 12/01/25(c)	225	195,394
Chicago Midway International Airport, Refunding ARB, Series A, AMT, 2nd Lien, 5.00%, 01/01/34	505	519,457
Chicago O’Hare International Airport, ARB, Series D, Senior Lien, 5.25%, 01/01/42	2,585	2,744,083
Chicago O’Hare International Airport, Refunding ARB, Series C, AMT, Senior Lien, 5.38%, 01/01/39	3,235	3,282,354
Chicago Transit Authority Sales Tax Receipts Fund, Refunding RB, Series A, 2nd Lien, 5.00%, 12/01/52	705	755,460
Illinois Finance Authority, Refunding RB
Series C, 4.13%, 08/15/37	665	671,649
Series C, 5.00%, 08/15/44	305	315,886
Illinois Housing Development Authority, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.13%, 10/01/38	360	368,543
Illinois State Toll Highway Authority, RB, Series B, 5.00%, 01/01/37	2,465	2,625,218
Metropolitan Pier & Exposition Authority, RB, Series A, 5.00%, 06/15/57	670	684,885

40	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Illinois (continued)
Metropolitan Pier & Exposition Authority, RB, CAB, Series A, (NPFGC), 0.00%, 12/15/36(c)	$10,000	$5,193,050
Metropolitan Pier & Exposition Authority, Refunding RB
4.00%, 06/15/50	515	478,781
Series B, (AGM), 0.00%, 06/15/44(c)	2,980	1,059,217
Regional Transportation Authority, RB, Series B, (NPFGC), 5.75%, 06/01/33	2,000	2,336,052
State of Illinois, GO
5.25%, 02/01/32	870	905,727
5.50%, 07/01/33	710	733,159
5.25%, 02/01/34	600	624,639
5.50%, 07/01/38	390	402,721

		27,866,141

Indiana(a) — 0.4%
Indiana Finance Authority, RB
Series A, AMT, 5.00%, 07/01/23	445	457,391
Series A, AMT, 5.00%, 07/01/40	770	792,482

		1,249,873

Kentucky — 0.1%
City of Henderson KY, RB, AMT, 4.70%, 01/01/52(b)	430	405,938

Louisiana — 1.9%
Louisiana Public Facilities Authority, Refunding RB, 5.00%, 05/15/46	2,400	2,522,040
New Orleans Aviation Board, ARB, Series B, AMT, 5.00%, 01/01/40	2,620	2,710,898

		5,232,938

Maine — 0.0%
Maine State Housing Authority, RB, S/F Housing, Series B, 3.35%, 11/15/44	175	156,505

Maryland — 0.6%
City of Baltimore Maryland, Refunding TA, Series A, Senior Lien, 3.63%, 06/01/46(b)	655	574,108
Maryland Economic Development Corp., RB
5.00%, 07/01/56	145	148,329
AMT, 5.25%, 06/30/55	800	828,250

		1,550,687

Massachusetts — 2.1%
Massachusetts Development Finance Agency, RB, Series A, 5.00%, 01/01/47	1,855	1,941,606
Massachusetts Development Finance Agency, Refunding RB, 4.00%, 07/01/41	815	813,468
Massachusetts Educational Financing Authority, RB, Series C, AMT, Subordinate, 3.00%, 07/01/51	515	395,270
Massachusetts Housing Finance Agency, RB, M/F Housing, Series A, 3.85%, 06/01/46	55	52,534
Massachusetts Housing Finance Agency, Refunding RB, Series A, AMT, 4.45%, 12/01/42	660	655,771
Massachusetts School Building Authority, RB
Series A, 5.00%, 05/15/23(a)	1,110	1,142,827
Sub-Series B, 4.00%, 02/15/43	670	680,766

		5,682,242

Michigan — 4.2%
Eastern Michigan University, RB, Series A, (AGM), 4.00%, 03/01/44	545	552,097
Michigan Finance Authority, Refunding RB 4.00%, 11/15/46	1,050	1,065,710

Security	Par (000)	Value

Michigan (continued)
Michigan Finance Authority, Refunding RB (continued)
Series A, 4.00%, 12/01/40	$2,630	$2,593,969
Michigan State Housing Development Authority, RB, M/F Housing
Series A, 2.45%, 10/01/46	625	473,596
Series A, 4.15%, 10/01/53	1,680	1,683,036
Series A, 2.70%, 10/01/56	2,240	1,650,031
Michigan State Housing Development Authority, RB, S/F Housing, Series B, 2.95%, 12/01/39	450	388,001
Michigan State University, Refunding RB, Series B, 5.00%, 02/15/48	570	625,987
Michigan Strategic Fund, RB, AMT, 5.00%, 12/31/43	1,465	1,499,589
Royal Oak Hospital Finance Authority, Refunding RB, Series D, 5.00%, 03/01/24	720	752,115
Western Michigan University, Refunding RB, (AGM), 5.00%, 11/15/23(a)	340	353,807

		11,637,938

Missouri — 0.6%
Kansas City Industrial Development Authority, ARB, AMT, (AGM), 4.00%, 03/01/57	1,140	1,081,972
Missouri Housing Development Commission, RB, S/F Housing, (FHLMC, FNMA, GNMA), 2.20%, 11/01/46	725	515,903

		1,597,875

Nebraska — 1.0%
Central Plains Energy Project, RB, 5.25%, 09/01/37	2,650	2,677,112

New Jersey — 9.5%
New Jersey Economic Development Authority, RB
Series WW, 5.25%, 06/15/25(a)	15	16,224
Series WW, 5.25%, 06/15/33	135	140,513
Series WW, 5.00%, 06/15/34	180	185,470
Series WW, 5.00%, 06/15/36	800	824,734
Series WW, 5.25%, 06/15/40	305	317,491
AMT, 5.13%, 01/01/34	610	623,227
AMT, 5.38%, 01/01/43	790	808,235
New Jersey Economic Development Authority, Refunding RB, Sub-Series A, 4.00%, 07/01/32	295	294,264
New Jersey Educational Facilities Authority, Refunding RB, Series A, 5.00%, 07/01/42	800	846,030
New Jersey Higher Education Student Assistance Authority, RB, Series C, AMT, Subordinate, 4.25%, 12/01/50	800	747,029
New Jersey Higher Education Student Assistance Authority, Refunding RB
1st Series, AMT, 5.50%, 12/01/25	165	165,024
1st Series, AMT, 5.50%, 12/01/26	115	115,015
1st Series, AMT, 5.75%, 12/01/28	65	65,008
Series B, AMT, 3.25%, 12/01/39	2,150	1,845,949
Series B, AMT, 4.00%, 12/01/41(e)	875	854,341
Sub-Series C, AMT, 3.63%, 12/01/49	645	514,715
New Jersey Housing & Mortgage Finance Agency, Refunding RB, 2nd Series, AMT, 4.35%, 11/01/33	840	840,585
New Jersey Transportation Trust Fund Authority, RB
Series A, (NPFGC), 5.75%, 06/15/25	1,400	1,518,888
Series A, 0.00%, 12/15/29(c)	225	166,798
Series AA, 5.25%, 06/15/33	1,315	1,349,763
Series AA, 5.00%, 06/15/38	1,180	1,205,062
Series AA, 5.50%, 06/15/39	4,650	4,754,183
Series AA, 5.00%, 06/15/45	790	841,969

S C H E D U L E O F I N V E S T M E N T S	41

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

New Jersey (continued)
New Jersey Transportation Trust Fund Authority, RB (continued)
Series AA, 3.00%, 06/15/50	$235	$180,777
Series D, 5.00%, 06/15/32	525	541,055
New Jersey Transportation Trust Fund Authority, Refunding RB, 4.00%, 12/15/39	925	894,423
South Jersey Transportation Authority, RB, Series A, 4.00%, 11/01/50	510	511,572
Tobacco Settlement Financing Corp., Refunding RB
Series A, 5.00%, 06/01/34	820	877,062
Series A, 5.00%, 06/01/36	1,220	1,299,137
Series A, 4.00%, 06/01/37	745	737,612
Sub-Series B, 5.00%, 06/01/46	2,005	2,128,332

		26,210,487

New Mexico — 0.2%
City of Santa Fe New Mexico, RB, Series A, 5.00%, 05/15/39	170	180,277
New Mexico Hospital Equipment Loan Council, Refunding RB, Series VIC, 5.00%, 08/01/44	325	337,696

		517,973

New York — 9.6%
Metropolitan Transportation Authority, Refunding RB, Series C-1, 5.00%, 11/15/56	1,330	1,387,005
New York City Housing Development Corp., RB, M/F Housing, Series I-1, (FHA), 2.55%, 11/01/45	1,000	755,996
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-3, Subordinate, (SAW), 4.00%, 07/15/46	1,000	995,880
New York City Transitional Finance Authority Future Tax Secured Revenue, Refunding RB, Series B, 5.00%, 11/01/32	2,200	2,229,511
New York City Water & Sewer System, RB, Series DD-1, 4.00%, 06/15/48	5,000	5,003,520
New York Liberty Development Corp., Refunding RB
Series 1, Class 1, 5.00%, 11/15/44(b)	975	984,491
Series A, 2.88%, 11/15/46	4,030	3,108,939
New York Power Authority, Refunding RB, Series A, 4.00%, 11/15/60	395	384,419
New York State Thruway Authority, Refunding RB, Series B, Subordinate, 4.00%, 01/01/39	325	326,314
New York State Urban Development Corp., Refunding RB, 4.00%, 03/15/41	900	895,505
New York Transportation Development Corp., ARB
AMT, 5.00%, 12/01/38	440	463,602
Series A, AMT, 5.25%, 01/01/50	4,950	5,128,200
New York Transportation Development Corp., RB
AMT, 5.00%, 10/01/35	350	371,687
AMT, 5.00%, 10/01/40	1,000	1,045,537
Port Authority of New York & New Jersey, Refunding ARB
Consolidated, 186th Series, AMT, 5.00%, 10/15/36	555	571,925
Series 207, AMT, 4.00%, 09/15/43	410	395,263

Security	Par (000)	Value

New York (continued)
State of New York Mortgage Agency, RB, S/F Housing, Series 239, (SONYMA), 2.60%, 10/01/44	$830	$633,601
Triborough Bridge & Tunnel Authority, Refunding RB, 5.00%, 05/15/51	1,480	1,617,190

		26,298,585

North Carolina — 0.1%
City of Charlotte North Carolina Airport Special Facilities Revenue, Refunding ARB, Series B, AMT, 4.00%, 07/01/51	215	212,958

Ohio — 2.4%
Buckeye Tobacco Settlement Financing Authority, Refunding RB, Series B-2, Class 2, 5.00%, 06/01/55	4,245	4,127,367
County of Butler Ohio, Refunding RB, 4.00%, 11/15/37	890	894,308
Ohio Housing Finance Agency, RB, S/F Housing, Series A, (FHLMC, FNMA, GNMA), 4.00%, 09/01/48	110	107,018
Ohio Turnpike & Infrastructure Commission, RB
Series A-1, Junior Lien, 5.25%, 02/15/32	610	623,251
Series A-1, Junior Lien, 5.25%, 02/15/33	850	868,159

		6,620,103

Oklahoma — 0.2%
Oklahoma Turnpike Authority, RB, Series A, 4.00%, 01/01/48	495	501,681

Oregon — 0.5%
Clackamas Community College District, GO, Series A, 5.00%, 06/15/40	390	425,396
Clackamas County School District No.12 North Clackamas, GO, CAB, Series A, (GTD), 0.00%, 06/15/38(c)	875	445,920
Oregon State Facilities Authority, Refunding RB, Series A, 4.13%, 06/01/52(e)	300	293,193
State of Oregon Housing & Community Services Department, RB, S/F Housing, Series C, 3.95%, 07/01/43	195	178,304

		1,342,813

Pennsylvania — 11.2%
Allegheny County Airport Authority, ARB, Series A, AMT, 5.00%, 01/01/51	1,075	1,146,063
Bucks County Industrial Development Authority, RB
4.00%, 07/01/46	100	91,344
4.00%, 07/01/51	100	90,482
City of Philadelphia Pennsylvania Airport Revenue, Refunding ARB
Series B, AMT, 5.00%, 07/01/35	670	710,415
Series B, AMT, 5.00%, 07/01/47	765	803,114
Commonwealth Financing Authority, RB, (AGM), 4.00%, 06/01/39	935	969,130
Montgomery County Higher Education and Health Authority, Refunding RB
4.00%, 05/01/52	1,050	1,014,657
Series A, 4.00%, 09/01/49	840	832,880
Pennsylvania Economic Development Financing Authority, RB
Series A-1, 4.00%, 04/15/50	875	847,452
Series B, 4.00%, 03/15/40	3,000	2,996,283
AMT, 5.00%, 12/31/34	2,220	2,319,076

42	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Pennsylvania (continued)
Pennsylvania Economic Development Financing Authority, RB (continued)
AMT, 5.00%, 12/31/38	$1,155	$1,203,757
AMT, 5.00%, 06/30/42	3,300	3,437,115
Pennsylvania Economic Development Financing Authority, Refunding RB, Series A, 4.00%, 11/15/42	835	818,026
Pennsylvania Higher Education Assistance Agency, RB, Series B, AMT, Subordinate, 3.00%, 06/01/47	180	140,272
Pennsylvania Higher Educational Facilities Authority, Refunding RB, Series A, 5.25%, 09/01/50	3,175	3,292,732
Pennsylvania Turnpike Commission, RB
Series A, 5.00%, 12/01/38	550	571,666
Series A-1, 5.00%, 12/01/41	730	779,938
Series B, 5.00%, 12/01/40	285	299,661
Series C, 5.50%, 12/01/23(a)	490	514,459
Series C, 5.00%, 12/01/39	2,900	3,014,330
Sub-Series A-1, Subordinate, 5.00%, 12/01/41	1,755	1,824,368
Pennsylvania Turnpike Commission, Refunding RB
3rd Series, 4.00%, 12/01/38	1,835	1,892,026
Series A-1, 5.00%, 12/01/40	680	708,071
School District of Philadelphia, GO, Series A, (SAW), 4.00%, 09/01/46	575	584,748

		30,902,065

Puerto Rico — 4.8%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB
Series A-1, Restructured, 4.75%, 07/01/53	5,407	5,474,155
Series A-1, Restructured, 5.00%, 07/01/58	3,922	4,014,481
Series A-2, Restructured, 4.33%, 07/01/40	1,324	1,312,889
Series A-2, Restructured, 4.78%, 07/01/58	276	280,684
Series B-1, Restructured, 4.75%, 07/01/53	424	429,191
Series B-2, Restructured, 4.78%, 07/01/58	411	415,932
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue, RB, CAB, Series A-1, Restructured, 0.00%, 07/01/46(c)	5,025	1,411,809

		13,339,141

Rhode Island — 1.7%
Rhode Island Housing and Mortgage Finance Corp., Refunding RB, S/F Housing, Series 75-A, 2.35%, 10/01/44	1,075	802,488
Rhode Island Turnpike & Bridge Authority, Refunding RB, Series A, 5.00%, 10/01/40	415	436,107
Tobacco Settlement Financing Corp., Refunding RB
Series B, 4.50%, 06/01/45	945	955,149
Series B, 5.00%, 06/01/50	2,340	2,426,103

		4,619,847

South Carolina — 7.3%
Charleston County Airport District, ARB, Series A, AMT, 5.50%, 07/01/41	1,360	1,388,710
County of Berkeley South Carolina, SAB
4.25%, 11/01/40	315	317,828
4.38%, 11/01/49	465	464,971
South Carolina Jobs-Economic Development Authority, RB
5.00%, 11/01/48	2,010	2,140,338
5.00%, 01/01/55(b)	855	763,563
South Carolina Jobs-Economic Development Authority, Refunding RB, Series A, 5.00%, 05/01/38	2,220	2,399,112

Security	Par (000)	Value

South Carolina (continued)
South Carolina Ports Authority, ARB
AMT, 5.00%, 07/01/48	$470	$493,970
AMT, 5.25%, 07/01/50(a)	2,040	2,184,746
South Carolina Public Service Authority, RB
Series A, 5.50%, 12/01/54	3,935	4,063,088
Series E, 5.50%, 12/01/53	2,820	2,890,446
South Carolina Public Service Authority, Refunding RB, 5.00%, 12/01/38	1,840	1,885,251
South Carolina State Housing Finance & Development Authority, RB, S/F Housing, Series A, 2.25%, 07/01/46	1,310	971,769

		19,963,792

South Dakota — 0.4%
South Dakota Health & Educational Facilities Authority, Refunding RB, 4.00%, 07/01/37	1,085	1,087,402

Tennessee — 1.0%
Greeneville Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 07/01/40	750	756,064
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, RB, Series A, 5.00%, 07/01/46	1,110	1,159,325
Metropolitan Government Nashville & Davidson County Health & Educational Facilities Board, Refunding RB, Series A, 4.00%, 10/01/49	210	196,157
Metropolitan Nashville Airport Authority, ARB, Series B, AMT, 5.00%, 07/01/54	535	565,727

		2,677,273

Texas — 15.6%
Brazos Higher Education Authority, Inc., RB, Series 1B, AMT, Subordinate, 3.00%, 04/01/40	115	87,762
Central Texas Turnpike System, RB, Series C, 5.00%, 08/15/37	1,240	1,275,521
Central Texas Turnpike System, Refunding RB, Series A, 5.00%, 08/15/22(a)	605	610,993
City of Houston Texas Airport System Revenue, RB, Series A, AMT, 6.63%, 07/15/38	405	405,920
City of Houston Texas Airport System Revenue, Refunding ARB, AMT, 5.00%, 07/15/27	230	243,328
City of Houston Texas Airport System Revenue, Refunding RB
Series A, AMT, 5.00%, 07/01/27	225	237,189
Sub-Series A, AMT, 4.00%, 07/01/47	350	341,752
City of Houston TX Airport System Revenue, Refunding RB, Series A, AMT, 4.00%, 07/01/46	810	791,116
City of San Antonio Texas Electric & Gas Systems Revenue, RB, Junior Lien, 5.00%, 02/01/23(a)	500	511,430
Dallas Fort Worth International Airport, Refunding RB, Series F, 5.25%, 11/01/33	865	897,076
Leander Independent School District, Refunding GO, CAB, Series D, (PSF-GTD), 0.00%, 08/15/24(a)(c)	3,020	1,459,478
Midland County Fresh Water Supply District No.1, RB, CAB, Series A, 0.00%, 09/15/36(c)	1,850	963,891
New Hope Cultural Education Facilities Finance Corp., RB, Series A, 5.00%, 08/15/50(b)	450	454,097
North Texas Tollway Authority, RB, CAB, Series C, Convertible, 6.75%, 09/01/31(a)	10,000	13,064,165
North Texas Tollway Authority, Refunding RB
4.25%, 01/01/49	1,090	1,117,337
Series A, 5.00%, 01/01/43	790	847,705

S C H E D U L E O F I N V E S T M E N T S	43

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Texas (continued)
North Texas Tollway Authority, Refunding RB (continued)
Series B, 5.00%, 01/01/40	$530	$537,589
Port Authority of Houston of Harris County Texas, ARB, 4.00%, 10/01/46	425	422,331
San Antonio Public Facilities Corp., Refunding RB(c)
0.00%, 09/15/35	1,150	602,191
0.00%, 09/15/36	3,875	1,911,851
0.00%, 09/15/37	17,775	8,257,359
Tarrant County Cultural Education Facilities Finance Corp., RB, Series B, 5.00%, 07/01/35	1,815	1,968,643
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, 5.25%, 12/01/39	750	771,061
Texas City Industrial Development Corp., RB, Series 2012, 4.13%, 12/01/45	260	260,736
Texas Department of Housing & Community Affairs, RB, S/F Housing
(GNMA), 3.13%, 07/01/47	900	759,539
Series A, (GNMA), 4.25%, 09/01/43	255	259,459
Series A, (GNMA), 3.00%, 09/01/45	390	324,390
Series A, (GNMA), 3.00%, 03/01/50	785	637,444
Texas Municipal Gas Acquisition & Supply Corp. III, Refunding RB, 5.00%, 12/15/31	1,510	1,634,416
Texas Private Activity Bond Surface Transportation Corp., RB, AMT, Senior Lien, 5.00%, 12/31/45	1,135	1,195,065

		42,850,834

Utah — 0.8%
City of Salt Lake City Utah Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/42	1,095	1,146,123
Salt Lake City Corp. Airport Revenue, ARB, Series A, AMT, 5.00%, 07/01/48	395	414,926
Utah Charter School Finance Authority, RB, Series A, 5.00%, 06/15/39(b)	185	185,061
Utah Charter School Finance Authority, Refunding RB, 5.00%, 06/15/40(b)	335	338,472

		2,084,582

Virginia — 1.0%
Hampton Roads Transportation Accountability Commission, RB, 4.00%, 07/01/57(e)	1,810	1,749,761
Lynchburg Economic Development Authority, Refunding RB, 4.00%, 01/01/55	105	101,348
Tobacco Settlement Financing Corp., Refunding RB, Series B-1, 5.00%, 06/01/47	965	934,636

		2,785,745

Washington — 3.6%
Port of Seattle Washington, ARB
Series A, AMT, 5.00%, 05/01/43	1,730	1,805,278
Series C, AMT, 5.00%, 04/01/40	900	930,155
Port of Seattle Washington, Refunding ARB, Series C, AMT, Intermediate Lien, 5.00%, 08/01/46	2,145	2,297,647
Snohomish County Housing Authority, Refunding RB, 4.00%, 04/01/44	430	435,134
Washington Health Care Facilities Authority, RB 4.00%, 10/01/45	630	637,065

Security	Par (000)	Value

Washington (continued)
Washington Health Care Facilities Authority, RB (continued)
Series B, 5.00%, 08/15/44	$3,000	$3,019,998
Washington State Housing Finance Commission, RB, M/F Housing, Series A-1, 3.50%, 12/20/35	854	777,133

		9,902,410

West Virginia — 0.3%
West Virginia Hospital Finance Authority, RB, Series A, 4.00%, 06/01/51	870	814,333

Wisconsin — 2.0%
Public Finance Authority, RB(b)
5.00%, 06/15/51	555	480,400
5.00%, 10/15/56	215	196,381
Series A, 5.00%, 07/15/39	100	103,910
Series A, 5.00%, 07/01/40	300	305,085
Series A, 5.00%, 07/15/49	355	364,604
Series A, 5.00%, 07/15/54	170	173,904
Series A-1, 5.00%, 01/01/55	535	488,678
Public Finance Authority, Refunding RB, 5.00%, 09/01/39(b)	295	299,652
Wisconsin Housing & Economic Development Authority, RB, M/F Housing
Series A, 4.15%, 11/01/48	1,920	1,953,470
Series A, 4.45%, 05/01/57	1,030	1,036,052

		5,402,136

Total Municipal Bonds — 125.0% (Cost: $342,065,069)		343,792,962

Municipal Bonds Transferred to Tender Option Bond Trusts(g)

California(h) — 1.8%
Bay Area Toll Authority, Refunding RB, 4.00%, 04/01/47	3,392	3,364,445
Los Angeles Unified School District, GO, Series B-1, Election 2008, 5.25%, 07/01/42	1,391	1,523,407

		4,887,852

Colorado — 0.8%
City & County of Denver Colorado Airport System Revenue, Refunding ARB, Series A, AMT, 5.25%, 12/01/48(h)	2,084	2,251,574

Connecticut — 0.5%
Connecticut State Health & Educational Facilities Authority, Refunding RB, 5.00%, 12/01/45	1,231	1,291,694

District of Columbia — 1.1%
District of Columbia Housing Finance Agency, RB, M/F Housing, Series B-2, (FHA), 4.10%, 09/01/39	920	922,712
Metropolitan Washington Airports Authority, Refunding RB, Series A, AMT, 5.00%, 10/01/30	2,190	2,209,500

		3,132,212

Florida — 6.5%
City of Miami Beach Florida, RB, 5.00%, 09/01/45	2,740	2,873,098
City of South Miami Health Facilities Authority, Inc., Refunding RB, 5.00%, 08/15/47	2,340	2,534,763
County of Broward Florida Port Facilities Revenue, ARB, Series B, AMT, 4.00%, 09/01/49	2,050	1,942,968
County of Miami-Dade Florida Transit System, Refunding RB, 5.00%, 07/01/22	1,540	1,553,836

44	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Florida (continued)
County of Seminole Florida Sales Tax Revenue, Refunding RB, Series B, (NPFGC), 5.25%, 10/01/31	$4,200	$4,898,582
Greater Orlando Aviation Authority, ARB, Series A, AMT, 4.00%, 10/01/49(h)	2,117	1,991,136
Miami-Dade County Expressway Authority, Refunding RB, Series A, (AGM), 5.00%, 07/01/35	2,100	2,103,425

		17,897,808

Georgia — 0.6%
Georgia Housing & Finance Authority, Refunding RB, Series A, 3.70%, 06/01/49	1,721	1,622,721

Illinois — 5.3%
City of Chicago IIllinois Waterworks Revenue, Refunding RB, 2nd Lien, (AGM), 5.25%, 11/01/33	490	491,022
Illinois State Toll Highway Authority, RB
Series A, 5.00%, 01/01/38	1,858	1,883,226
Series B, 5.00%, 01/01/40	930	976,362
Regional Transportation Authority, RB, (NPFGC), 6.50%, 07/01/26	10,000	11,196,565

		14,547,175

Louisiana — 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue, Refunding RB, Series A, 1st Lien, 4.00%, 05/01/25	1,350	1,403,160

Maryland — 1.3%
City of Baltimore Maryland, RB
Series A, 5.00%, 07/01/41	2,478	2,664,540
Series A, 5.00%, 07/01/46	940	1,002,719

		3,667,259

Massachusetts — 0.5%
Commonwealth of Massachusetts, GOL, Series A, 5.00%, 03/01/46	1,321	1,361,432

Michigan — 1.9%
Michigan Finance Authority, RB
Series A, 5.00%, 11/01/44	1,750	1,861,953
Series A, 4.00%, 02/15/50	2,550	2,483,590
Michigan State Building Authority, Refunding RB, Series I, 5.00%, 10/15/45	760	797,084

		5,142,627

Nevada — 2.3%
County of Clark Nevada, GO, Series A, 5.00%, 06/01/38	2,716	2,987,476
Las Vegas Valley Water District, Refunding GOL, Series A, 5.00%, 06/01/46	3,080	3,281,655

		6,269,131

New Jersey — 1.8%
Hudson County Improvement Authority, RB, 5.25%, 05/01/51	720	767,536
New Jersey Turnpike Authority, Refunding RB
Series B, 4.00%, 01/01/37	2,054	2,105,185
Series G, 4.00%, 01/01/43	1,906	1,909,986

		4,782,707

New York — 8.8%
Metropolitan Transportation Authority, RB, Sub- Series D-1, 5.25%, 11/15/44	3,080	3,176,158

Security	Par (000)	Value

New York (continued)
New York City Housing Development Corp., Refunding RB, Series A, 4.15%, 11/01/38	$1,899	$1,911,711
New York City Transitional Finance Authority Building Aid Revenue, RB, Series S-1, Subordinate, (SAW), 4.00%, 07/15/42(h)	1,500	1,500,101
New York City Transitional Finance Authority Future Tax Secured Revenue, RB, Sub-Series A-3, 5.00%, 08/01/40(h)	2,714	2,933,211
New York City Water & Sewer System, Refunding RB
Series CC, 5.00%, 06/15/23	2,312	2,371,614
Series CC, 5.00%, 06/15/47	2,608	2,674,700
Series DD, 5.00%, 06/15/35	1,470	1,534,304
Series FF, 5.00%, 06/15/39	2,595	2,715,061
New York State Dormitory Authority, Refunding RB, Series A, 4.00%, 03/15/49	1,784	1,759,424
Port Authority of New York & New Jersey, ARB, Series 221, AMT, 4.00%, 07/15/60	1,573	1,489,091
Port Authority of New York & New Jersey, Refunding ARB, Consolidated, 198th Series, 5.25%, 11/15/56	2,001	2,137,831

		24,203,206

Ohio — 1.6%
Northeast Ohio Regional Sewer District, Refunding RB
4.00%, 11/15/24(h)	1,110	1,124,628
4.00%, 11/15/43	2,581	2,583,493
4.00%, 11/15/49(h)	765	774,369

		4,482,490

Pennsylvania — 1.1%
Pennsylvania Housing Finance Agency, RB, S/F Housing, Series 129, 3.40%, 10/01/49	1,362	1,183,441
Philadelphia Authority for Industrial Development, RB, Series A, 4.00%, 07/01/44	1,094	1,097,617
Westmoreland County Municipal Authority, Refunding RB, (BAM), 5.00%, 08/15/42	800	839,319

		3,120,377

South Carolina — 0.6%
South Carolina Ports Authority, ARB, Series B, AMT, 4.00%, 07/01/49(h)	1,770	1,655,438

Texas — 3.1%
Harris County Toll Road Authority, Refunding RB, Series A, Senior Lien, 5.00%, 08/15/43	1,094	1,191,084
Houston Community College System, GO, 4.00%, 02/15/23	1,305	1,325,608
San Antonio Public Facilities Corp., Refunding RB, 4.00%, 09/15/42	1,649	1,650,705
Tarrant County Cultural Education Facilities Finance Corp., Refunding RB, Series A, 5.00%, 02/15/41	3,080	3,253,715
Texas Department of Housing & Community Affairs, RB, S/F Housing
Series A, (GNMA), 3.63%, 09/01/44	769	703,866
Series A, (GNMA), 3.75%, 09/01/49	421	385,701

		8,510,679

Utah — 1.9%
County of Utah UT, RB, Series B, 4.00%, 05/15/47	5,135	5,140,845

S C H E D U L E O F I N V E S T M E N T S	45

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT) (Percentages shown are based on Net Assets)

Security	Par (000)	Value

Virginia — 0.8%
Hampton Roads Transportation Accountability Commission, RB, Series A, Senior Lien, 5.50%, 01/01/28	$1,962	$2,262,112

Washington — 1.0%
Washington Health Care Facilities Authority, Refunding RB, Series A, 5.00%, 10/01/38	2,565	2,842,918

Wisconsin — 0.7%
Wisconsin Health & Educational Facilities Authority, Refunding RB, Series A, 5.00%, 04/01/42	1,920	1,929,362

Total Municipal Bonds Transferred to Tender Option Bond Trusts — 44.5% (Cost: $123,310,663)		122,404,779

Total Long-Term Investments — 169.5% (Cost: $465,375,732)		466,197,741

	Shares

Short-Term Securities

Money Market Funds — 0.6%
BlackRock Liquidity Funds, MuniCash, Institutional Class, 0.25%(i)(j)	1,620,627	1,620,627

Total Short-Term Securities — 0.6% (Cost: $1,620,562)		1,620,627

Total Investments — 170.1% (Cost: $466,996,294)		467,818,368

Liabilities in Excess of Other Assets — 0.0%		(49,913)

Liability for TOB Trust Certificates, Including Interest Expense and Fees Payable — (27.7)%		(76,238,672)

VMTP Shares at Liquidation Value, Net of Deferred Offering Costs — (42.4)%		(116,500,000)

Net Assets Applicable to Common Shares — 100.0%		$275,029,783

(a)	U.S. Government securities held in escrow, are used to pay interest on this security as well as to retire the bond in full at the date indicated, typically at a premium to par.
(b)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(c)	Zero-coupon bond.
(d)	Step coupon security. Coupon rate will either increase (step-up bond) or decrease (step- down bond) at regular intervals until maturity. Interest rate shown reflects the rate currently in effect.
(e)	When-issued security.
(f)

Variable rate security. Interest rate resets periodically. The rate shown is the effective interest rate as of period end. Security description also includes the reference rate and spread if published and available.

(g)

Represent bonds transferred to a TOB Trust in exchange of cash and residual certificates received by the Fund. These bonds serve as collateral in a secured borrowing. See Note 4 of the Notes to Financial Statements for details.

(h)

All or a portion of the security is subject to a recourse agreement. The aggregate maximum potential amount the Fund could ultimately be required to pay under the agreements, which expire between May 15, 2023 to July 15, 2042, is $11,609,450. See Note 4 of the Notes to Financial Statements for details.

(i)	Affiliate of the Fund.
(j)	Annualized 7-day yield as of period end.

Affiliates

Investments in issuers considered to be affiliate(s) of the Fund during the year ended April 30, 2022 for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliated Issuer	Value at 04/30/21	Purchases at Cost		Proceeds from Sales	Net Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value at 04/30/22	Shares Held at 04/30/22	Income	Capital Gain Distributions from Underlying Funds

BlackRock Liquidity Funds, MuniCash, Institutional Class	$1,059,716	$561,667	(a)	$—	$(821)	$65	$1,620,627	1,620,627	$800	$—

(a)	Represents net amount purchased (sold).

46	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Description	Number of Contracts	Expiration Date	Notional Amount (000)	Value/ Unrealized Appreciation (Depreciation)

Short Contracts
10-Year U.S. Treasury Note	117	06/21/22	$13,928	$597,865
U.S. Long Bond	124	06/21/22	17,422	1,103,938
5-Year U.S. Treasury Note	160	06/30/22	18,010	511,400

				$2,213,203

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Assets — Derivative Financial Instruments
Futures contracts
Unrealized appreciation on futures contracts(a)	$—	$—	$—	$—	$2,213,203	$—	$2,213,203

(a)

Net cumulative unrealized appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, are reported in the Schedule of Investments. In the Statements of Assets and Liabilities, only current day’s variation margin is reported in receivables or payables and the net cumulative unrealized appreciation (depreciation) is included in accumulated earnings (loss).

For the period ended April 30, 2022, the effect of derivative financial instruments in the Statements of Operations was as follows:

	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total

Net Realized Gain (Loss) from:
Futures contracts	$—	$—	$—	$—	$383,617	$—	$383,617

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	$—	$—	$—	$—	$2,369,106	$—	$2,369,106

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts — short	$37,815,803

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Level 1	Level 2	Level 3	Total

Assets
Investments
Long-Term Investments
Municipal Bonds	$—	$343,792,962	$—	$343,792,962
Municipal Bonds Transferred to Tender Option Bond Trusts	—	122,404,779	—	122,404,779
Short-Term Securities
Money Market Funds	1,620,627	—	—	1,620,627

	$1,620,627	$466,197,741	$—	$467,818,368

S C H E D U L E O F I N V E S T M E N T S	47

Schedule of Investments (continued) April 30, 2022	BlackRock MuniYield Quality Fund II, Inc. (MQT)

Fair Value Hierarchy as of Period End (continued)

	Level 1	Level 2	Level 3	Total

Derivative Financial Instruments(a)
Assets
Interest Rate Contracts	$2,213,203	$—	$—	$2,213,203

(a)	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of period end, such assets and/or liabilities are categorized within the fair value hierarchy as follows:

	Level 1	Level 2	Level 3	Total

Liabilities
TOB Trust Certificates	$—	$(76,171,095)	$—	$(76,171,095)
VMTP Shares at Liquidation Value	—	(116,500,000)	—	(116,500,000)

	$—	$(192,671,095)	$—	$(192,671,095)

See notes to financial statements.

48	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Assets and Liabilities

April 30, 2022

	MYD	MQY	MQT

ASSETS
Investments, at value — unaffiliated(a)	$974,367,451	$1,681,216,670	$466,197,741
Investments, at value — affiliated(b)	7,204,044	7,527,761	1,620,627
Cash	—	592,589	—
Cash pledged for futures contracts	1,560,000	3,157,000	834,000
Receivables:
Investments sold	2,299,593	14,106,537	3,853,023
Dividends — affiliated	1,702	559	266
Interest — unaffiliated	12,903,250	21,982,159	6,032,034
Variation margin on futures contracts	562,927	645,127	311,875
Prepaid expenses	961	985,670	—

Total assets	998,899,928	1,730,214,072	478,849,566

ACCRUED LIABILITIES
Bank overdraft	2,477,231	—	7,053
Payables:
Investments purchased	12,628,754	29,035,618	7,938,451
TOB Trust	—	7,458,361	1,574,987
Accounting services fees	71,997	101,587	43,636
Custodian fees	5,427	9,266	3,005
Income dividend distributions — Common Shares	2,416,364	4,614,289	1,220,626
Interest expense and fees	107,465	204,619	67,577
Investment advisory fees	418,455	717,577	196,660
Directors’ and Officer’s fees	340,408	268,011	1,282
Other accrued expenses	18,408	25,684	12,778
Professional fees	89,565	60,775	68,732
Transfer agent fees	19,501	16,229	13,901

Total accrued liabilities	18,593,575	42,512,016	11,148,688

OTHER LIABILITIES
TOB Trust Certificates	137,077,811	228,653,454	76,171,095
Loan for TOB Trust Certificates	—	2,274,984	—
VRDP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	251,097,913	450,160,602	—
VMTP Shares, at liquidation value of $100,000 per share, net of deferred offering costs(c)(d)(e)	—	—	116,500,000

Total other liabilities	388,175,724	681,089,040	192,671,095

Total liabilities	406,769,299	723,601,056	203,819,783

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$592,130,629	$1,006,613,016	$275,029,783

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS CONSIST OF
Paid-in capital(f)(g)(h)	$626,492,705	$1,045,082,929	$280,147,082
Accumulated loss	(34,362,076)	(38,469,913)	(5,117,299)

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS	$592,130,629	$1,006,613,016	$275,029,783

Net asset value per Common Share	$12.62	$13.74	$12.17

(a) Investments, at cost — unaffiliated	$997,451,781	$1,693,722,669	$465,375,732
(b) Investments, at cost — affiliated	$7,203,540	$7,527,761	$1,620,562
(c) Preferred Shares outstanding	2,514	4,503	1,165
(d) Preferred Shares authorized	16,234	14,503	7,565
(e) Par value per Preferred Share	$0.10	$0.10	$0.10
(f) Common Shares outstanding	46,919,695	73,242,678	22,604,181
(g) Common Shares authorized	199,983,766	199,985,497	199,992,435
(h) Par value per Common Share	$0.10	$0.10	$0.10

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	49

Statements of Operations

Year Ended April 30, 2022

	MYD	MQY	MQT

INVESTMENT INCOME
Dividends — affiliated	$2,828	$2,726	$800
Interest — unaffiliated	39,235,668	68,243,394	18,728,310

Total investment income	39,238,496	68,246,120	18,729,110

EXPENSES
Investment advisory	5,513,839	9,451,804	2,581,735
Accounting services	146,615	203,548	90,099
Transfer agent	59,934	39,312	33,860
Directors and Officer	31,431	56,920	19,481
Liquidity fees	25,605	—	—
Remarketing fees on Preferred Shares	25,140	—	—
Registration	16,112	24,440	8,358
Custodian	12,329	14,488	3,564
Miscellaneous	175,574	223,046	144,061

Total expenses excluding interest expense, fees and amortization of offering costs	6,006,579	10,013,558	2,881,158
Interest expense, fees and amortization of offering costs(a)	3,414,182	5,719,472	1,809,737

Total expenses	9,420,761	15,733,030	4,690,895
Less:
Fees waived and/or reimbursed by the Manager	(1,810)	(4,240)	(965)

Total expenses after fees waived and/or reimbursed	9,418,951	15,728,790	4,689,930

Net investment income	29,819,545	52,517,330	14,039,180

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments — unaffiliated	975,462	(7,963,504)	(1,816,163)
Investments — affiliated	(1,680)	(3,036)	(821)
Futures contracts	432,645	1,947,393	383,617

	1,406,427	(6,019,147)	(1,433,367)

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(128,155,573)	(206,845,113)	(54,852,888)
Investments — affiliated	504	—	65
Futures contracts	3,748,113	8,510,766	2,369,106

	(124,406,956)	(198,334,347)	(52,483,717)

Net realized and unrealized loss	(123,000,529)	(204,353,494)	(53,917,084)

NET DECREASE IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS RESULTING FROM OPERATIONS	$(93,180,984)	$(151,836,164)	$(39,877,904)

(a)	Related to TOB Trusts, VMTP Shares and/or VRDP Shares.

See notes to financial statements.

50	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Changes in Net Assets

	MYD		MQY

	Year Ended April 30,		Year Ended April 30,

	2022	2021	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$29,819,545	$32,362,237	$52,517,330	$24,245,922
Net realized gain (loss)	1,406,427	1,992,708	(6,019,147)	1,775,843
Net change in unrealized appreciation (depreciation)	(124,406,956)	85,253,215	(198,334,347)	51,309,680

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(93,180,984)	119,608,160	(151,836,164)	77,331,445

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(30,564,427)	(31,530,034)	(55,356,148)	(23,782,343)

CAPITAL SHARE TRANSACTIONS
Net proceeds from the issuance of common shares due to reorganization	—	—	—	704,080,024
Reinvestment of common distributions	—	—	1,173,646	727,882
Redemption of common shares	—	—	—	(1,564)

Net increase in net assets derived from capital share transactions	—	—	1,173,646	704,806,342

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(123,745,411)	88,078,126	(206,018,666)	758,355,444
Beginning of year	715,876,040	627,797,914	1,212,631,682	454,276,238

End of year	$592,130,629	$715,876,040	$1,006,613,016	$1,212,631,682

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	51

Statements of Changes in Net Assets (continued)

	MQT

	Year Ended April 30,

	2022	2021

INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS

OPERATIONS
Net investment income	$14,039,180	$14,721,109
Net realized gain (loss)	(1,433,367)	1,097,159
Net change in unrealized appreciation (depreciation)	(52,483,717)	33,432,792

Net increase (decrease) in net assets applicable to Common Shareholders resulting from operations	(39,877,904)	49,251,060

DISTRIBUTIONS TO COMMON SHAREHOLDERS(a)
Decrease in net assets resulting from distributions to Common Shareholders	(14,635,450)	(14,051,609)

CAPITAL SHARE TRANSACTIONS
Reinvestment of common distributions	670,434	—

NET ASSETS APPLICABLE TO COMMON SHAREHOLDERS
Total increase (decrease) in net assets applicable to Common Shareholders	(53,842,920)	35,199,451
Beginning of year	328,872,703	293,673,252

End of year	$275,029,783	$328,872,703

(a)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

See notes to financial statements.

52	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Statements of Cash Flows

Year Ended April 30, 2022

	MYD	MQY	MQT

CASH PROVIDED BY (USED FOR) OPERATING ACTIVITIES
Net decrease in net assets resulting from operations	$(93,180,984)	$(151,836,164)	$(39,877,904)
Adjustments to reconcile net decrease in net assets resulting from operations to net cash provided by (used for) operating activities Proceeds from sales of long-term investments and principal paydowns/payups	149,235,038	304,350,031	78,632,141
Purchases of long-term investments	(142,868,987)	(296,990,783)	(78,611,359)
Net proceeds from sales (purchases) of short-term securities	(6,554,761)	15,202,769	(561,667)
Amortization of premium and accretion of discount on investments and other fees	3,549,153	4,567,629	1,233,160
Net realized (gain) loss on investments	(973,782)	7,966,540	1,816,984
Net unrealized depreciation on investments	128,155,069	206,845,113	54,852,823
(Increase) Decrease in Assets
Receivables
Dividends — affiliated	(1,688)	(362)	(253)
Interest — unaffiliated	811,658	711,848	79,264
Variation margin on futures contracts	(562,927)	(645,127)	(311,875)
Prepaid expenses	19,968	173,530	18,893
Increase (Decrease) in Liabilities
Payables
Accounting services fees	(31,251)	(140,014)	(18,695)
Custodian fees	(2,494)	(17,327)	(3,848)
Interest expense and fees	62,984	139,037	39,619
Investment advisory fees	(37,962)	(76,467)	(19,257)
Directors’ and Officer’s fees	(99,975)	(60,278)	333
Other accrued expenses	5,887	(34,039)	4,596
Professional fees	(14,256)	(126,920)	(7,037)
Reorganization costs	—	(381,304)	—
Transfer agent fees	3,881	(32,260)	3,260
Variation margin on futures contracts	(31,377)	(85,530)	(23,360)

Net cash provided by operating activities	37,483,194	89,529,922	17,245,818

CASH PROVIDED BY (USED FOR) FINANCING ACTIVITIES
Cash dividends paid to Common Shareholders	(30,775,566)	(57,664,921)	(13,962,523)
Repayments of TOB Trust Certificates	(37,905,874)	(52,262,741)	(5,037,921)
Repayments of Loan for TOB Trust Certificates	(701,779)	(12,313,801)	—
Proceeds from TOB Trust Certificates	29,667,632	20,299,672	2,169,995
Proceeds from Loan for TOB Trust Certificates	701,779	14,588,785	—
Increase in bank overdraft	2,477,231	—	7,053
Amortization of deferred offering costs	17,024	62,956	—

Net cash used for financing activities	(36,519,553)	(87,290,050)	(16,823,396)

CASH
Net increase in restricted and unrestricted cash	963,641	2,239,872	422,422
Restricted and unrestricted cash at beginning of year	596,359	1,509,717	411,578

Restricted and unrestricted cash at end of year	$1,560,000	$3,749,589	$834,000

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid during the year for interest expense	$3,334,174	$5,517,479	$1,770,118

NON-CASH FINANCING ACTIVITIES
Reinvestment of common distributions	$—	$1,173,646	$670,434

RECONCILIATION OF RESTRICTED AND UNRESTRICTED CASH AT THE END OF YEAR TO THE STATEMENTS OF ASSETS AND LIABILITIES
Cash	$—	$592,589	$—
Cash pledged
Futures contracts	1,560,000	3,157,000	834,000

	$1,560,000	$3,749,589	$834,000

See notes to financial statements.

F I N A N C I A L S T A T E M E N T S	53

Financial Highlights

(For a share outstanding throughout each period)

	MYD

	Year Ended April 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$15.26	$13.38	$14.56	$14.38	$14.71

Net investment income(a)	0.64	0.69	0.66	0.73	0.79
Net realized and unrealized gain (loss)	(2.63)	1.86	(1.16)	0.17	(0.30)

Net increase (decrease) from investment operations	(1.99)	2.55	(0.50)	0.90	0.49

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.67)	(0.68)	(0.72)	(0.82)

Net asset value, end of year	$12.62	$15.26	$13.38	$14.56	$14.38

Market price, end of year	$11.43	$14.62	$12.29	$14.15	$13.12

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(13.39)%	19.61%	(3.66)%	6.80%	3.47%

Based on market price	(18.13)%	24.76%	(8.94)%	13.76%	(5.85)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.35%	1.36%	2.07%	2.27%	2.00%

Total expenses after fees waived and/or reimbursed	1.35%	1.36%	2.07%	2.27%	2.00%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)(f)	0.86%	0.87%	0.85%	0.88%	0.89%

Net investment income to Common Shareholders	4.26%	4.66%	4.49%	5.10%	5.33%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$592,131	$715,876	$627,798	$682,832	$674,077

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$251,400	$251,400	$251,400	$251,400	$251,400

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$335,533	$384,756	$349,719	$371,612	$368,129

Borrowings outstanding, end of year (000)	$137,078	$145,316	$147,785	$136,925	$167,150

Portfolio turnover rate.	14%	14%	19%	17%	9%

(a)   Based on average Common Shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns.  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)   Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to  Financial Statements for details.

(f)   The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and  remarketing fees as follows:

	Year Ended April 30,

	2022	2021	2020	2019	2018

Expense ratios	0.85%	0.86%	0.85%	0.88%	0.88%

See notes to financial statements.

54	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQY

	Year Ended April 30,

	2022	2021		2020	2019	2018

Net asset value, beginning of year	$16.57	$14.79		$15.67	$15.22	$15.56

Net investment income(a)	0.72	0.75		0.67	0.69	0.77
Net realized and unrealized gain (loss)	(2.79)	1.80		(0.91)	0.47	(0.29)

Net increase (decrease) from investment operations	(2.07)	2.55		(0.24)	1.16	0.48

Distributions to Common Shareholders(b)
From net investment income	(0.76)	(0.77)		(0.64)	(0.69)	(0.82)
From net realized gain	—	—		—	(0.02)	—

Total distributions to Common Shareholders	(0.76)	(0.77)		(0.64)	(0.71)	(0.82)

Net asset value, end of year	$13.74	$16.57		$14.79	$15.67	$15.22

Market price, end of year	$12.80	$15.92		$13.88	$13.99	$13.83

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.93)%	17.56%		(1.44)%	8.42%	3.28%

Based on market price	(15.58)%	20.35%		3.60%	6.53%	(3.55)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.33%	1.48	%(e)	2.20%	2.48%	2.05%

Total expenses after fees waived and/or reimbursed	1.33%	1.47	%(e)	2.20%	2.48%	2.05%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(f)(g)	0.85%	0.95	%(e)	0.90%	0.93%	0.91%

Net investment income to Common Shareholders	4.45%	4.64%		4.15%	4.55%	4.91%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$1,006,613	$1,212,632		$454,276	$481,212	$467,334

VRDP Shares outstanding at $100,000 liquidation value, end of year (000)	$450,300	$450,300		$176,600	$176,600	$176,600

Asset coverage per VRDP Shares at $100,000 liquidation value, end of year	$323,543	$369,294		$357,235	$372,487	$364,628

Borrowings outstanding, end of year (000)	$230,928	$268,075		$129,475	$134,198	$139,144

Portfolio turnover rate	17%	8%		18%	21%	20%

(a)   Based on average Common Shares outstanding.

(b)   Distributions for annual periods determined in accordance with U.S. federal income tax regulations.

(c)   Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns.  Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)   Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.

(e)   Includes non-recurring expenses of reorganization costs. Without these costs, total expenses, total expenses after fees waived and/or reimbursed and  total expenses after fees waived and/or reimbursed and excluding interest expense, fees, and amortization of offering cost would have been 1.42%,  1.41% and 0.90%, respectively.

(f)   Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VRDP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

(g)   The total expense ratio after fees waived and/or reimbursed and excluding interest expense, fees, amortization of offering costs, liquidity and  remarketing fees as follows:

	Year Ended April 30,

	2022	2021		2020	2019	2018

Expense ratios	0.85%	0.94%		0.90%	0.93%	0.91%

See notes to financial statements.

F I N A N C I A L H I G H L I G H T S	55

Financial Highlights (continued)

(For a share outstanding throughout each period)

	MQT

	Year Ended April 30,

	2022	2021	2020	2019	2018

Net asset value, beginning of year	$14.58	$13.02	$13.77	$13.37	$13.69

Net investment income(a)	0.62	0.65	0.57	0.60	0.66
Net realized and unrealized gain (loss)	(2.38)	1.53	(0.78)	0.39	(0.29)

Net increase (decrease) from investment operations	(1.76)	2.18	(0.21)	0.99	0.37

Distributions to Common Shareholders from net investment income(b)	(0.65)	(0.62)	(0.54)	(0.59)	(0.69)

Net asset value, end of year	$12.17	$14.58	$13.02	$13.77	$13.37

Market price, end of year	$11.08	$13.92	$11.99	$12.26	$11.98

Total Return Applicable to Common Shareholders(c)
Based on net asset value	(12.49)%	17.24%	(1.41)%	8.21%	3.01%

Based on market price	(16.55)%	21.55%	1.97%	7.52%	(2.35)%

Ratios to Average Net Assets Applicable to Common Shareholders(d)
Total expenses	1.46%	1.47%	2.29%	2.59%	2.10%

Total expenses after fees waived and/or reimbursed	1.46%	1.47%	2.29%	2.58%	2.10%

Total expenses after fees waived and/or reimbursed and excluding interest expense, fees and amortization of offering costs(e)	0.90%	0.91%	0.92%	0.95%	0.92%

Net investment income to Common Shareholders	4.38%	4.57%	4.04%	4.47%	4.75%

Supplemental Data
Net assets applicable to Common Shareholders, end of year (000)	$275,030	$328,873	$293,673	$310,611	$301,697

VMTP Shares outstanding at $100,000 liquidation value, end of year (000)	$116,500	$116,500	$116,500	$116,500	$116,500

Asset coverage per VMTP Shares at $100,000 liquidation value, end of year	$336,077	$382,294	$352,080	$366,619	$358,967

Borrowings outstanding, end of year (000)	$76,171	$80,614	$82,178	$90,517	$87,513

Portfolio turnover rate	16%	8%	19%	22%	21%

(a)	Based on average Common Shares outstanding.
(b)	Distributions for annual periods determined in accordance with U.S. federal income tax regulations.
(c)

Total returns based on market price, which can be significantly greater or less than the net asset value, may result in substantially different returns. Where applicable, excludes the effects of any sales charges and assumes the reinvestment of distributions at actual reinvestment prices.

(d)	Excludes fees and expenses incurred indirectly as a result of investments in underlying funds.
(e)	Interest expense, fees and amortization of offering costs related to TOB Trusts and/or VMTP Shares. See Note 4 and Note 10 of the Notes to Financial Statements for details.

See notes to financial statements.

56	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements

1.	ORGANIZATION

The following are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as closed-end management investment companies and are referred to herein collectively as the “Funds”, or individually as a “Fund”:

Fund Name	Herein Referred To As	Organized	Diversification Classification

BlackRock MuniYield Fund, Inc.	MYD	Maryland	Diversified
BlackRock MuniYield Quality Fund, Inc.	MQY	Maryland	Diversified
BlackRock MuniYield Quality Fund II, Inc.	MQT	Maryland	Diversified

The Boards of Directors of the Funds are collectively referred to throughout this report as the “Board,” and the directors thereof are collectively referred to throughout this report as “Directors”. The Funds determine and make available for publication the net asset values (“NAVs”) of their Common Shares on a daily basis.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end non-index fixed-income funds and all BlackRock-advised closed-end funds referred to as the BlackRock Fixed-Income Complex.

Prior Year Reorganization: The Board and shareholders of MQY (the “Acquiring Fund”) and the Board and shareholders of each of BlackRock Maryland Municipal Bond Trust (“BZM”), BlackRock Massachusetts Tax-Exempt Trust (“MHE”), BlackRock MuniYield Arizona Fund, Inc. (“MZA”), BlackRock MuniYield Investment Fund (“MYF”) and BlackRock MuniEnhanced Fund, Inc. (“MEN”) (individually, a “Target Fund” and collectively the “Target Funds”) approved the reorganization of each Target Fund into the Acquiring Fund. As a result, the Acquiring Fund acquired substantially all of the assets and assumed substantially all of the liabilities of each Target Fund in exchange for an equal aggregate value of newly-issued Common Shares and Preferred Shares of the Acquiring Fund.

Each Common Shareholder of a Target Fund received Common Shares of the Acquiring Fund in an amount equal to the aggregate NAV of such Common Shareholder’s Target Fund Common Shares, as determined at the close of business on April 16, 2021, less the costs of the Target Fund’s reorganization. Cash was distributed for any fractional shares.

Each Preferred Shareholder of a Target Fund received Preferred Shares of the Acquiring Fund in an amount equal to the aggregate liquidation preference of the Target Fund’s Preferred Shares held by such Preferred Shareholder prior to the Target Fund’s reorganization.

The reorganizations were accomplished by a tax-free exchange of Common Shares and Preferred Shares of the Acquiring Fund in the following amounts and at the following conversion ratios:

Target Funds	Target Fund’s Share Class	Shares Prior to Reorganization	Conversion Ratio	MQY’s Share Class	Shares of MQY

BZM	Common	2,083,853	0.91690814	Common	1,910,699	(a)
MHE	Common	2,371,448	0.83140659	Common	1,971,620	(a)
MZA	Common	4,640,560	0.89199202	Common	4,139,337	(a)
MYF	Common	13,713,952	0.88734134	Common	12,168,943	(a)
MEN	Common	29,681,476	0.74877257	Common	22,224,620	(a)
BZM	VRDP	160	1	VRDP	160
MHE	VRDP	185	1	VRDP	185
MZA	VRDP	373	1	VRDP	373
MYF	VRDP	594	1	VRDP	594
MEN	VRDP	1,425	1	VRDP	1,425

(a)	Net of fractional shares redeemed.

Each Target Fund’s net assets and composition of net assets on April 16, 2021, the valuation date of the reorganization were as follows:

	BZM	MHE	MZA	MYF	MEN

Net assets applicable to Common Shareholders	$31,717,107	$32,728,595	$68,711,731	$202,001,002	$368,921,589
Paid-in-capital	29,279,451	29,061,105	60,666,284	182,846,055	311,066,176
Accumulated earnings	2,437,656	3,667,490	8,045,447	19,154,947	57,855,413

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value. However, the cost basis of the investments received from the Target Funds were carried forward to align ongoing reporting of the Acquiring Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

The net assets of the Acquiring Fund before the reorganization were $510,548,104. The aggregate net assets of the Acquiring Fund immediately after the reorganization amounted to $1,214,628,128. Each Target Fund’s fair value and cost of financial instruments prior to the reorganization were as follows:

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

BZM	$47,375,039	$44,331,936	$2,999,064	$16,000,000

N O T E S T O F I N A N C I A L S T A T E M E N T S	57

Notes to Financial Statements  (continued)

Target Funds	Fair Value of Investments	Cost of Investments	TOB Trust Certificates	Preferred Shares Value

MHE	47,924,139	43,431,566	2,965,858	18,500,000
MZA	106,463,580	96,825,424	2,000,000	37,300,000
MYF	308,464,746	282,979,848	52,915,670	59,400,000
MEN	580,336,519	514,194,693	82,579,416	142,500,000

The purpose of these transactions was to combine six funds managed by the Manager with the same or substantially similar (but not identical) investment objectives, investment policies, strategies, risks and restrictions. Each reorganization was a tax-free event and was effective on April 19, 2021.

Assuming the reorganization had been completed on May 1, 2020, the beginning of the fiscal reporting period of MQY, the pro forma results of operations for the year ended April 30, 2021, are as follows:

•	Net investment income (loss): $53,803,674

•	Net realized and change in unrealized gain/loss on investments: $128,902,389

•	Net increase in net assets resulting from operations: $182,706,063

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practicable to separate the amounts of revenue and earnings of each Target Fund that have been included in MQY’s Statement of Operations since April 19, 2021.

Reorganization costs incurred by MQY in connection with the reorganization were expensed by MQY. The Manager reimbursed the Fund $45,776.

2.	SIGNIFICANT ACCOUNTING POLICIES

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Investment Transactions and Income Recognition: For financial reporting purposes, investment transactions are recorded on the dates the transactions are executed. Realized gains and losses on investment transactions are determined using the specific identification method. Dividend income and capital gain distributions, if any, are recorded on the ex-dividend dates. Non-cash dividends, if any, are recorded on the ex-dividend dates at fair value. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized daily on an accrual basis.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., futures contracts) or certain borrowings (e.g., TOB Trust transactions) that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investments or borrowings to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

Distributions: Distributions from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates and made at least annually. The character and timing of distributions are determined in accordance with U.S. federal income tax regulations, which may differ from U.S. GAAP.

Distributions to Preferred Shareholders are accrued and determined as described in Note 10.

Deferred Compensation Plan: Under the Deferred Compensation Plan (the “Plan”) approved by each Fund’s Board, the directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”), may defer a portion of their annual complex-wide compensation. Deferred amounts earn an approximate return as though equivalent dollar amounts had been invested in common shares of certain funds in the BlackRock Fixed-Income Complex selected by the Independent Directors. This has the same economic effect for the Independent Directors as if the Independent Directors had invested the deferred amounts directly in certain funds in the BlackRock Fixed-Income Complex.

The Plan is not funded and obligations thereunder represent general unsecured claims against the general assets of each Fund, as applicable. Deferred compensation liabilities, if any, are included in the Directors’ and Officer’s fees payable in the Statements of Assets and Liabilities and will remain as a liability of the Funds until such amounts are distributed in accordance with the Plan.

Indemnifications: In the normal course of business, a Fund enters into contracts that contain a variety of representations that provide general indemnification. A Fund’s maximum exposure under these arrangements is unknown because it involves future potential claims against a Fund, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

58	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Notes to Financial Statements  (continued)

3.	INVESTMENT VALUATION AND FAIR VALUE MEASUREMENTS

Investment Valuation Policies: Each Fund’s investments are valued at fair value (also referred to as “market value” within the financial statements) each day that the Fund is open for business and, for financial reporting purposes, as of the report date. U.S. GAAP defines fair value as the price a fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. Each Fund determines the fair values of its financial instruments using various independent dealers or pricing services under policies approved by the Board. If a security’s market price is not readily available or does not otherwise accurately represent the fair value of the security, the security will be valued in accordance with a policy approved by the Board as reflecting fair value. The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Fixed-income investments for which market quotations are readily available are generally valued using the last available bid price or current market quotations provided by independent dealers or third-party pricing services. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but a fund may hold or transact in such securities in smaller, odd lot sizes. Odd lots may trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), market data, credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset- backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

•	Investments in open-end U.S. mutual funds (including money market funds) are valued at that day’s published NAV.

•	Futures contracts are valued based on that day’s last reported settlement or trade price on the exchange where the contract is traded.

If events (e.g., market volatility, company announcement or a natural disaster) occur that are expected to materially affect the value of such investment, or in the event that application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee include market approach, income approach and cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and are typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis.

Fair Value Hierarchy: Various inputs are used in determining the fair value of financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 – Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access;

•

Level 2 – Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs); and

•

Level 3 – Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Global Valuation Committee’s assumptions used in determining the fair value of financial instruments).

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds that may not have a secondary market and/or may have a limited number of investors. The categorization of a value determined for financial instruments is based on the pricing transparency of the financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4.	SECURITIES AND OTHER INVESTMENTS

Zero-Coupon Bonds: Zero-coupon bonds are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Forward Commitments, When-Issued and Delayed Delivery Securities: The Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. The Funds may purchase securities under such conditions with the intention of actually acquiring them but may enter into a separate agreement to sell the securities before the settlement date.

N O T E S T O F I N A N C I A L S T A T E M E N T S	59

Notes to Financial Statements  (continued)

Since the value of securities purchased may fluctuate prior to settlement, the Funds may be required to pay more at settlement than the security is worth. In addition, a fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, the Funds assume the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, the Funds’ maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

Municipal Bonds Transferred to TOB Trusts: Certain Funds leverage their assets through the use of “TOB Trust” transactions. The funds transfer municipal bonds into a special purpose trust (a “TOB Trust”). A TOB Trust issues two classes of beneficial interests: short-term floating rate interests (“TOB Trust Certificates”), which are sold to third-party investors, and residual inverse floating rate interests (“TOB Residuals”), which are issued to the participating funds that contributed the municipal bonds to the TOB Trust. The TOB Trust Certificates have interest rates that reset weekly and their holders have the option to tender such certificates to the TOB Trust for redemption at par and any accrued interest at each reset date. The TOB Residuals held by a fund provide the fund with the right to cause the holders of a proportional share of the TOB Trust Certificates to tender their certificates to the TOB Trust at par plus accrued interest. The funds may withdraw a corresponding share of the municipal bonds from the TOB Trust. Other funds managed by the investment adviser may also contribute municipal bonds to a TOB Trust into which a fund has contributed bonds. If multiple BlackRock-advised funds participate in the same TOB Trust, the economic rights and obligations under the TOB Residuals will be shared among the funds ratably in proportion to their participation in the TOB Trust.

TOB Trusts are supported by a liquidity facility provided by a third-party bank or other financial institution (the “Liquidity Provider”) that allows the holders of the TOB Trust Certificates to tender their certificates in exchange for payment of par plus accrued interest on any business day. The tendered TOB Trust Certificates are remarketed by a Remarketing Agent. In the event of a failed remarketing, the TOB Trust may draw upon a loan from the Liquidity Provider to purchase the tendered TOB Trust Certificates. Any loans made by the Liquidity Provider will be secured by the purchased TOB Trust Certificates held by the TOB Trust and will be subject to an increased interest rate based on number of days the loan is outstanding.

The TOB Trust may be collapsed without the consent of a fund, upon the occurrence of a termination event as defined in the TOB Trust agreement. Upon the occurrence of a termination event, a TOB Trust would be liquidated with the proceeds applied first to any accrued fees owed to the trustee of the TOB Trust, the Remarketing Agent and the Liquidity Provider. Upon certain termination events, TOB Trust Certificates holders will be paid before the TOB Residuals holders (i.e., the Funds) whereas in other termination events, TOB Trust Certificates holders and TOB Residuals holders will be paid pro rata.

While a fund’s investment policies and restrictions expressly permit investments in inverse floating rate securities, such as TOB Residuals, they restrict the ability of a fund to borrow money for purposes of making investments. The Funds’ management believes that a fund’s restrictions on borrowings do not apply to the Funds’ TOB Trust transactions. Each Fund’s transfer of the municipal bonds to a TOB Trust is considered a secured borrowing for financial reporting purposes. The cash received by the TOB Trust from the sale of the TOB Trust Certificates, less certain transaction expenses, is paid to a Fund. A Fund typically invests the cash received in additional municipal bonds.

Accounting for TOB Trusts: The municipal bonds deposited into a TOB Trust are presented in a Fund’s Schedule of Investments and the TOB Trust Certificates are shown in Other Liabilities in the Statements of Assets and Liabilities. Any loans drawn by the TOB Trust pursuant to the liquidity facility to purchase tendered TOB Trust Certificates are shown as Loan for TOB Trust Certificates. The carrying amount of a Fund’s payable to the holder of the TOB Trust Certificates or the Liquidity Provider, as reported in the Statements of Assets and Liabilities as TOB Trust Certificates or Loan for TOB Trust Certificates, approximates its fair value.

Interest income, including amortization and accretion of premiums and discounts, from the underlying municipal bonds is recorded by a Fund on an accrual basis. Interest expense incurred on the TOB Trust transaction and other expenses related to remarketing, administration, trustee, liquidity and other services to a TOB Trust are shown as interest expense, fees and amortization of offering costs in the Statements of Operations. Fees paid upon creation of the TOB Trust are recorded as debt issuance costs and are amortized to interest expense, fees and amortization of offering costs in the Statements of Operations to the expected maturity of the TOB Trust. In connection with the restructurings of the TOB Trusts to non-bank sponsored TOB Trusts, a Fund incurred non-recurring, legal and restructuring fees, which are recorded as interest expense, fees and amortization of offering costs in the Statements of Operations. Amounts recorded within interest expense, fees and amortization of offering costs in the Statements of Operations are:

Fund Name	Interest Expense	Liquidity Fees	Other Expenses	Total

MYD	$218,734	$583,060	$179,439	$981,233
MQY	399,741	1,036,294	345,680	1,781,715
MQT	126,320	331,029	110,200	567,549

For the year ended April 30, 2022, the following table is a summary of each Fund’s TOB Trusts:

Fund Name	Underlying Municipal Bonds Transferred to TOB Trusts	(a)	Liability for TOB Trust Certificates	(b)	Range of Interest Rates on TOB Trust Certificates at Period End	Average TOB Trust Certificates Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on TOB Trusts

MYD	$205,866,811		$137,077,811		0.45% — 0.61%	$143,505,634	0.68%
MQY	363,989,960		228,653,454		0.47 — 0.64	250,793,380	0.71
MQT	122,404,779		76,171,095		0.47 — 0.62	78,467,921	0.72

(a)

The municipal bonds transferred to a TOB Trust are generally high grade municipal bonds. In certain cases, when municipal bonds transferred are lower grade municipal bonds, the TOB Trust transaction may include a credit enhancement feature that provides for the timely payment of principal and interest on the bonds to the TOB Trust by a credit enhancement provider in the event of default of the municipal bond. The TOB Trust would be responsible for the payment of the credit enhancement fee and the Funds, as TOB Residuals holders, would be responsible for reimbursement of any payments of principal and interest made by the credit enhancement provider. The maximum potential amounts owed by the Funds, for such reimbursements, as applicable, are included in the maximum potential amounts disclosed for recourse TOB Trusts in the Schedules of Investments.

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Notes to Financial Statements  (continued)

(b)

TOB Trusts may be structured on a non-recourse or recourse basis. When a Fund invests in TOB Trusts on a non-recourse basis, the Liquidity Provider may be required to make a payment under the liquidity facility to allow the TOB Trust to repurchase TOB Trust Certificates. The Liquidity Provider will be reimbursed from the liquidation of bonds held in the TOB Trust. If a Fund invests in a TOB Trust on a recourse basis, a Fund enters into a reimbursement agreement with the Liquidity Provider where a Fund is required to reimburse the Liquidity Provider for any shortfall between the amount paid by the Liquidity Provider and proceeds received from liquidation of municipal bonds held in the TOB Trust (the “Liquidation Shortfall”). As a result, if a Fund invests in a recourse TOB Trust, a Fund will bear the risk of loss with respect to any Liquidation Shortfall. If multiple funds participate in any such TOB Trust, these losses will be shared ratably, including the maximum potential amounts owed by a Fund at April 30, 2022, in proportion to their participation in the TOB Trust. The recourse TOB Trusts are identified in the Schedules of Investments including the maximum potential amounts owed by a Fund at April 30, 2022.

For the year ended April 30, 2022, the following table is a summary of each Fund’s Loan for TOB Trust Certificates:

Fund Name	Loans Outstanding at Period End	Range of Interest Rates on Loans at Period End	Average Loans Outstanding	Daily Weighted Average Rate of Interest and Other Expenses on Loans

MYD	$—	—%	$15,381	0.71%
MQY	2,274,984	0.25 — 0.25	931,825	0.69

5.	DERIVATIVE FINANCIAL INSTRUMENTS

The Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or over-the-counter (“OTC”).

Futures Contracts: Futures contracts are purchased or sold to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk) and changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are exchange-traded agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract. Amounts pledged, which are considered restricted, are included in cash pledged for futures contracts in the Statements of Assets and Liabilities.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, are shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the notional amount of the contract at the time it was opened and the notional amount at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest rates, foreign currency exchange rates or underlying assets.

6.	INVESTMENT ADVISORY AGREEMENT AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Advisory: Each Fund entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser and an indirect, wholly-owned subsidiary of BlackRock, Inc. (“BlackRock”), to provide investment advisory and administrative services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee at an annual rate equal to 0.50% of the average daily value of each Fund’s net assets.

For purposes of calculating these fees, “net assets” mean the total assets of the Fund minus the sum of its accrued liabilities (which does not include liabilities represented by TOB Trusts and the liquidation preference of any outstanding preferred shares). It is understood that the liquidation preference of any outstanding preferred stock (other than accumulated dividends) and TOB Trusts is not considered a liability in determining a Fund’s NAV.

Waivers: With respect to each Fund, the Manager contractually agreed to waive its investment advisory fees by the amount of investment advisory fees each Fund pays to the Manager indirectly through its investment in affiliated money market funds (the “affiliated money market fund waiver”) through June 30, 2023. The contractual agreement may be terminated upon 90 days’ notice by a majority of the Independent Directors, or by a vote of a majority of the outstanding voting securities of a Fund. These amounts are included in fees waived and/or reimbursed by the Manager in the Statements of Operations. For the year ended April 30, 2022, the amounts waived were as follows:

Fund Name	Fees Waived and/or Reimbursed by the Manager

MYD	$1,810
MQY	4,240
MQT	965

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Notes to Financial Statements  (continued)

The Manager contractually agreed to waive its investment advisory fee with respect to any portion of each Fund’s assets invested in affiliated equity and fixed-income mutual funds and affiliated exchange-traded funds that have a contractual management fee through June 30, 2023. The agreement can be renewed for annual periods thereafter, and may be terminated on 90 days’ notice, each subject to approval by a majority of the Funds’ Independent Directors. For the year ended April 30, 2022, there were no fees waived by the Manager pursuant to this arrangement.

Directors and Officers: Certain directors and/or officers of the Funds are directors and/or officers of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Funds’ Chief Compliance Officer, which is included in Directors and Officer in the Statements of Operations.

7.	PURCHASES AND SALES

For the year ended April 30, 2022, purchases and sales of investments, excluding short-term investments, were as follows:

Fund Name	Purchases	Sales

MYD	$155,497,741	$151,389,631
MQY	326,026,401	318,456,568
MQT	86,549,810	82,485,164

8.	INCOME TAX INFORMATION

It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of its taxable income to its shareholders. Therefore, no U.S. federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitations on each Fund’s U.S. federal tax returns generally remains open for a period of three fiscal years after they are filed. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of April 30, 2022, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or NAVs per share. As of period end, permanent differences attributable to non-deductible expenses were reclassified to the following accounts:

Fund Name	Paid-in Capital	Accumulated Earnings (Loss)

MYD	$(15,854)	$15,854
MQY	(41,008)	41,008

The tax character of distributions paid was as follows:

Fund Name	Year Ended 04/30/22	Year Ended 04/30/21

MYD
Tax-exempt income	$32,934,118	$33,881,990
Ordinary income	46,234	4,080

	$32,980,352	$33,886,070

MQY
Tax-exempt income	$59,230,137	$25,481,686
Ordinary income	812	15,439

	$59,230,949	$25,497,125

MQT
Tax-exempt income	$15,877,520	$15,227,259
Ordinary income	118	23,314

	$15,877,638	$15,250,573

As of April 30, 2022, the tax components of accumulated earnings (loss) were as follows:

Fund Name	Undistributed Tax-Exempt Income	Undistributed Ordinary Income	Non-Expiring Capital Loss Carryforwards(a)	Net Unrealized Gains (Losses)(b)	Total

MYD	$—	$121,165	$(9,993,678)	$(24,489,563)	$(34,362,076)
MQY	—	39,895	(24,317,096)	(14,192,712)	(38,469,913)
MQT	546,898	35,535	(5,831,180)	131,448	(5,117,299)

(a)	Subject to limitation, amounts available to offset future realized capital gains.

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Notes to Financial Statements  (continued)

(b)

The differences between book-basis and tax-basis net unrealized gains were attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized losses on certain futures contracts, the accrual of income on securities in default, the deferral of compensation to Directors and the treatment of residual interests in tender option bond trusts.

During the year ended April 30, 2022, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Fund Name	Amounts

MYD	$5,089,224
MQY	2,520,255
MQT	1,135,037

As of April 30, 2022, gross unrealized appreciation and depreciation based on cost of investments (including short positions and derivatives, if any) for U.S. federal income tax purposes were as follows:

Fund Name	Tax Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)

MYD	$867,225,726	$30,008,033	$(52,740,075)	$(22,732,042)
MQY	1,470,454,235	51,602,224	(64,314,152)	(12,711,928)
MQT	391,515,825	15,630,935	(15,499,487)	131,448

9.	PRINCIPAL RISKS

In the normal course of business, the Funds invest in securities or other instruments and may enter into certain transactions, and such activities subject each Fund to various risks, including among others, fluctuations in the market (market risk) or failure of an issuer to meet all of its obligations. The value of securities or other instruments may also be affected by various factors, including, without limitation: (i) the general economy; (ii) the overall market as well as local, regional or global political and/or social instability; (iii) regulation, taxation or international tax treaties between various countries; or (iv) currency, interest rate and price fluctuations. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Funds and their investments.

The Funds may hold a significant amount of bonds subject to calls by the issuers at defined dates and prices. When bonds are called by issuers and the Funds reinvest the proceeds received, such investments may be in securities with lower yields than the bonds originally held, and correspondingly, could adversely impact the yield and total return performance of a Fund.

A Fund structures and “sponsors” the TOB Trusts in which it holds TOB Residuals and has certain duties and responsibilities, which may give rise to certain additional risks including, but not limited to, compliance, securities law and operational risks.

Should short-term interest rates rise, the Funds’ investments in the TOB Trusts may adversely affect the Funds’ net investment income and dividends to Common Shareholders. Also, fluctuations in the market value of municipal bonds deposited into the TOB Trust may adversely affect the Funds’ NAVs per share.

The U.S. Securities and Exchange Commission (“SEC”) and various federal banking and housing agencies have adopted credit risk retention rules for securitizations (the “Risk Retention Rules”). The Risk Retention Rules would require the sponsor of a TOB Trust to retain at least 5% of the credit risk of the underlying assets supporting the TOB Trust’s municipal bonds. The Risk Retention Rules may adversely affect the Funds’ ability to engage in TOB Trust transactions or increase the costs of such transactions in certain circumstances.

TOB Trusts constitute an important component of the municipal bond market. Any modifications or changes to rules governing TOB Trusts may adversely impact the municipal market and the Funds, including through reduced demand for and liquidity of municipal bonds and increased financing costs for municipal issuers. The ultimate impact of any potential modifications on the TOB Trust market and the overall municipal market is not yet certain.

Each Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. A Fund may not be able to readily dispose of such investments at prices that approximate those at which a Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, a Fund may have to sell other investments or engage in borrowing transactions if necessary to raise funds to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting a Fund’s NAV and ability to make dividend distributions. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk: Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed-income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Municipal securities are subject to the risk that litigation, legislation or other political events, local business or economic conditions, credit rating downgrades, or the bankruptcy of the issuer could have a significant effect on an issuer’s ability to make payments of principal and/or interest or otherwise affect the value of such securities. Municipal securities can be significantly affected by political or economic changes, including changes made in the law after issuance of the securities, as well as uncertainties in the municipal market related to, taxation, legislative changes or the rights of municipal security holders, including in connection with an issuer insolvency. Municipal securities backed by current or anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the tax benefits supporting the project

N O T E S T O F I N A N C I A L S T A T E M E N T S	63

Notes to Financial Statements  (continued)

or assets or the inability to collect revenues for the project or from the assets. Municipal securities may be less liquid than taxable bonds, and there may be less publicly available information on the financial condition of municipal security issuers than for issuers of other securities.

An outbreak of respiratory disease caused by a novel coronavirus has developed into a global pandemic and has resulted in closing borders, quarantines, disruptions to supply chains and customer activity, as well as general concern and uncertainty. The impact of this pandemic, and other global health crises that may arise in the future, could affect the economies of many nations, individual companies and the market in general in ways that cannot necessarily be foreseen at the present time. This pandemic may result in substantial market volatility and may adversely impact the prices and liquidity of a fund’s investments. Although vaccines have been developed and approved for use by various governments, the duration of this pandemic and its effects cannot be determined with certainty.

Counterparty Credit Risk: The Funds may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions, including making timely interest and/or principal payments or otherwise honoring its obligations. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

With exchange-traded futures, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: A diversified portfolio, where this is appropriate and consistent with a fund’s objectives, minimizes the risk that a price change of a particular investment will have a material impact on the NAV of a fund. The investment concentrations within each Fund’s portfolio are disclosed in its Schedule of Investments.

Certain Funds invest a significant portion of their assets in securities within a single or limited number of market sectors. When a Fund concentrates its investments in this manner, it assumes the risk that economic, regulatory, political and social conditions affecting such sectors may have a significant impact on the Fund and could affect the income from, or the value or liquidity of, the Fund’s portfolio. Investment percentages in specific sectors are presented in the Schedules of Investments.

Certain Funds invest a significant portion of their assets in fixed-income securities and/or use derivatives tied to the fixed-income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

LIBOR Transition Risk: The United Kingdom’s Financial Conduct Authority announced a phase out of the London Interbank Offered Rate (“LIBOR”). Although many LIBOR rates ceased to be published or no longer are representative of the underlying market they seek to measure after December 31, 2021, a selection of widely used USD LIBOR rates will continue to be published through June 2023 in order to assist with the transition. The Funds may be exposed to financial instruments tied to LIBOR to determine payment obligations, financing terms, hedging strategies or investment value. The transition process away from LIBOR might lead to increased volatility and illiquidity in markets for, and reduce the effectiveness of new hedges placed against instruments whose terms currently include LIBOR. The ultimate effect of the LIBOR transition process on the Funds is uncertain.

10.	CAPITAL SHARE TRANSACTIONS

Each Fund is authorized to issue 200 million shares, all of which were initially classified as Common Shares. The par value for each Fund’s Common Shares is $0.10. The par value for each Fund’s Preferred Shares outstanding is $0.10. Each Board is authorized, however, to reclassify any unissued Common Shares to Preferred Shares without the approval of Common Shareholders.

Common Shares

For the periods shown, shares issued and outstanding increased by the following amounts as a result of dividend reinvestment:

	Year Ended

Fund Name	04/30/22	04/30/21

MQY	70,961	44,250
MQT	46,172	—

For the year ended April 30, 2022 and the year ended April 30, 2021, shares issued and outstanding remained constant for MYD.

For the year ended April 30, 2021, Common Shares of MQY issued and outstanding increased by 42,415,313 as a result of the reorganization of BZM, MHE, MZA, MYF and MEN with and into MQY.

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Notes to Financial Statements  (continued)

For the year ended April 30, 2021, Common Shares of MQY issued and outstanding decreased by 94 as a result of a redemption of fractional shares from the reorganization of BZM, MHE, MZA, MYF and MEN with and into MQY.

The Funds participate in an open market share repurchase program (the “Repurchase Program”). From December 1, 2020 through November 30, 2021, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2020, subject to certain conditions. From December 1, 2021 through November 30, 2022, each Fund may repurchase up to 5% of its outstanding common shares under the Repurchase Program, based on common shares outstanding as of the close of business on November 30, 2021, subject to certain conditions. The Repurchase Program has an accretive effect as shares are purchased at a discount to the Fund’s NAV. There is no assurance that the Funds will purchase shares in any particular amounts. For the year ended April 30, 2022, the Funds did not repurchase any shares.

Preferred Shares

A Fund’s Preferred Shares rank prior to its Common Shares as to the payment of dividends by the Fund and distribution of assets upon dissolution or liquidation of the Fund. The 1940 Act prohibits the declaration of any dividend on Common Shares or the repurchase of Common Shares if the Fund fails to maintain asset coverage of at least 200% of the liquidation preference of the Fund’s outstanding Preferred Shares. In addition, pursuant to the Preferred Shares’ governing instruments, a Fund is restricted from declaring and paying dividends on classes of shares ranking junior to or on parity with its Preferred Shares or repurchasing such shares if the Fund fails to declare and pay dividends on the Preferred Shares, redeem any Preferred Shares required to be redeemed under the Preferred Shares’ governing instruments or comply with the basic maintenance amount requirement of the ratings agencies rating the Preferred Shares.

Holders of Preferred Shares have voting rights equal to the voting rights of holders of Common Shares (one vote per share) and vote together with holders of Common Shares (one vote per share) as a single class on certain matters. Holders of Preferred Shares, voting as a separate class, are also entitled to (i) elect two members of the Board, (ii) elect the full Board if dividends on the Preferred Shares are not paid for a period of two years and (iii) a separate class vote to amend the Preferred Share governing documents. In addition, the 1940 Act requires the approval of the holders of a majority of any outstanding Preferred Shares, voting as a separate class, to (a) adopt any plan of reorganization that would adversely affect the Preferred Shares, (b) change a Fund’s sub-classification as a closed-end investment company or change its fundamental investment restrictions or (c) change its business so as to cease to be an investment company.

VRDP Shares

MYD and MQY (for purposes of this section, a “VRDP Fund”) have issued Series W-7 VRDP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”). The VRDP Shares include a liquidity feature and may be subject to a special rate period. As of period end, the VRDP Shares outstanding were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Maturity Date

MYD	06/30/11	2,514	$251,400,000	07/01/41
MQY	09/15/11	1,766	176,600,000	10/01/41
	04/19/21	2,737	273,700,000	10/01/41

Redemption Terms: A VRDP Fund is required to redeem its VRDP Shares on the maturity date, unless earlier redeemed or repurchased. Six months prior to the maturity date, a VRDP Fund is required to begin to segregate liquid assets with the Fund’s custodian to fund the redemption. In addition, a VRDP Fund is required to redeem certain of its outstanding VRDP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, the VRDP Shares may also be redeemed, in whole or in part, at any time at the option of a VRDP Fund. The redemption price per VRDP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends.

Liquidity Feature: VRDP Shares are subject to a fee agreement between the VRDP Fund and the liquidity provider that requires a per annum liquidity fee and, in some cases, an upfront or initial commitment fee, payable to the liquidity provider. These fees, if applicable, are shown as liquidity fees in the Statements of Operations. As of period end, the fee agreement is set to expire, unless renewed or terminated in advance, as follows:

	MYD	MQY

Expiration date	04/30/23	07/06/23

The VRDP Shares are also subject to a purchase agreement in connection with the liquidity feature. In the event a purchase agreement is not renewed or is terminated in advance, and the VRDP Shares do not become subject to a purchase agreement with an alternate liquidity provider, the VRDP Shares will be subject to mandatory purchase by the liquidity provider prior to the termination of the purchase agreement. In the event of such mandatory purchase, a VRDP Fund is required to redeem the VRDP Shares six months after the purchase date. Immediately after such mandatory purchase, the VRDP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. There is no assurance that a VRDP Fund will replace such redeemed VRDP Shares with any other preferred shares or other form of leverage.

Remarketing: A VRDP Fund may incur remarketing fees on the aggregate principal amount of all its VRDP Shares, which, if any, are included in remarketing fees on Preferred Shares in the Statements of Operations. During any special rate period (as described below), a VRDP Fund may incur nominal or no remarketing fees.

N O T E S T O F I N A N C I A L S T A T E M E N T S	65

Notes to Financial Statements  (continued)

Ratings: As of period end, the VRDP Shares were assigned the following ratings:

Fund Name	Moody’s Investors Service, Inc. Long-Term Ratings	Fitch Ratings, Inc. Long-Term Ratings

MYD	Aa1	AA
MQY	Aa1	AA

Special Rate Period: A VRDP Fund has commenced a “special rate period” with respect to its VRDP Shares, during which the VRDP Shares will not be subject to any remarketing and the dividend rate will be based on a predetermined methodology. During a special rate period, short-term ratings on VRDP Shares are withdrawn. As of period end, the following VRDP Funds have commenced a special rate period:

Fund Name	Commencement Date	Expiration Date as of Period Ended 04/30/22

MYD	04/17/14	04/15/23
MQY	10/22/15	06/21/23

Prior to the expiration date, the VRDP Fund and the VRDP Shares holder may mutually agree to extend the special rate period. If a special rate period is not extended, the VRDP Shares will revert to remarketable securities upon the termination of the special rate period and will be remarketed and available for purchase by qualified institutional investors.

During the special rate period: (i) the liquidity and fee agreements remain in effect, (ii) VRDP Shares remain subject to mandatory redemption by the VRDP Fund on the maturity date, (iii) VRDP Shares will not be remarketed or subject to optional or mandatory tender events, (iv) the VRDP Fund is required to comply with the same asset coverage, basic maintenance amount and leverage requirements for the VRDP Shares as is required when the VRDP Shares are not in a special rate period, (v) the VRDP Fund will pay dividends monthly based on the sum of an agreed upon reference rate and a percentage per annum based on the long-term ratings assigned to the VRDP Shares and (vi) the VRDP Fund will pay nominal or no fees to the liquidity provider and remarketing agent.

Dividends: Except during the Special Rate Period as described above, dividends on the VRDP Shares are payable monthly at a variable rate set weekly by the remarketing agent. Such dividend rates are generally based upon a spread over a base rate and cannot exceed a maximum rate. A change in the short-term credit rating of the liquidity provider or the VRDP Shares may adversely affect the dividend rate paid on such shares, although the dividend rate paid on the VRDP Shares is not directly based upon either short-term rating. In the event of a failed remarketing, the dividend rate of the VRDP Shares will be reset to a maximum rate. The maximum rate is determined based on, among other things, the long-term preferred share rating assigned to the VRDP Shares and the length of time that the VRDP Shares fail to be remarketed.

For the year ended April 30, 2022, the annualized dividend rate for the VRDP Shares were as follows:

	MYD	MQY

Dividend rates	0.96%	0.86%

VMTP Shares

MQT (for purposes of this section, a “VMTP Fund”), has issued Series W-7 VMTP Shares, $100,000 liquidation preference per share, in one or more privately negotiated offerings to qualified institutional buyers as defined pursuant to Rule 144A under the Securities Act. The VMTP Shares are subject to certain restrictions on transfer, and a VMTP Fund may also be required to register its VMTP Shares for sale under the Securities Act under certain circumstances. As of period end, the VMTP Shares outstanding and assigned long-term ratings were as follows:

Fund Name	Issue Date	Shares Issued	Aggregate Principal	Term Redemption Date	Moody’s Rating	Fitch Rating

MQT	12/16/11	1,165	$116,500,000	07/02/23	Aa1	AA

Redemption Terms: A VMTP Fund is required to redeem its VMTP Shares on the term redemption date, unless earlier redeemed or repurchased or unless extended. There is no assurance that a term will be extended further or that any VMTP Shares will be replaced with any other preferred shares or other form of leverage upon the redemption or repurchase of the VMTP Shares. Six months prior to the term redemption date, a VMTP Fund is required to begin to segregate liquid assets with its custodian to fund the redemption. In addition, a VMTP Fund is required to redeem certain of its outstanding VMTP Shares if it fails to comply with certain asset coverage, basic maintenance amount or leverage requirements.

Subject to certain conditions, VMTP Shares may be redeemed, in whole or in part, at any time at the option of the VMTP Fund. With respect to MQT, the redemption price per VMTP Share is equal to the liquidation preference per share plus any outstanding unpaid dividends and applicable redemption premium. If MQT redeems the VMTP Shares prior to the term redemption date and the VMTP Shares have long-term ratings above A1/A+ or its equivalent by the ratings agencies then rating the VMTP Shares, then such redemption may be subject to a prescribed redemption premium (up to 2% of the liquidation preference) payable to the holder of the VMTP Shares based on the time remaining until the term redemption date, subject to certain exceptions for redemptions that are required to comply with minimum asset coverage requirements.

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Notes to Financial Statements  (continued)

Dividends: Dividends on the VMTP Shares are declared daily and payable monthly at a variable rate set weekly at a fixed rate spread to the Securities Industry and Financial Markets Association (“SIFMA”) Municipal Swap Index or to a percentage of the one-month LIBOR rate, as set forth in the VMTP Shares governing instrument. The fixed spread is determined based on the long-term preferred share rating assigned to the VMTP Shares by the ratings agencies then rating the VMTP Shares.

The dividend rate on VMTP Shares is subject to a step-up spread if the VMTP Fund fails to comply with certain provisions, including, among other things, the timely payment of dividends, redemptions or gross-up payments, and complying with certain asset coverage and leverage requirements.

For the year ended April 30, 2022, the average annualized dividend rate for the VMTP Shares was 1.07%.

For the year ended April 30, 2022, VMTP Shares issued and outstanding of MQT remained constant.

Offering Costs: The Funds incurred costs in connection with the issuance of VRDP and VMTP Shares, which were recorded as a direct deduction from the carrying value of the related debt liability and will be amortized over the life of the VRDP and VMTP Shares with the exception of any upfront fees paid by a VRDP Fund to the liquidity provider which, if any, were amortized over the life of the liquidity agreement. Amortization of these costs is included in interest expense, fees and amortization of offering costs in the Statements of Operations.

Financial Reporting: The VRDP and VMTP Shares are considered debt of the issuer; therefore, the liquidation preference, which approximates fair value of the VRDP and VMTP Shares, is recorded as a liability in the Statements of Assets and Liabilities net of deferred offering costs. Unpaid dividends are included in interest expense and fees payable in the Statements of Assets and Liabilities, and the dividends accrued and paid on the VRDP and VMTP Shares are included as a component of interest expense, fees and amortization of offering costs in the Statements of Operations. The VRDP and VMTP Shares are treated as equity for tax purposes. Dividends paid to holders of the VRDP and VMTP Shares are generally classified as tax-exempt income for tax-reporting purposes. Dividends and amortization of deferred offering costs on VRDP and VMTP Shares are included in interest expense, fees and amortization of offering costs in the Statements of Operations:

Fund Name	Dividends Accrued	Deferred Offering Costs Amortization

MYD	$2,415,925	$17,024
MQY	3,874,801	62,956
MQT	1,242,188	—

11.	SUBSEQUENT EVENTS

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and the following items were noted:

The Funds declared and paid or will pay distributions to Common Shareholders as follows:

Fund Name	Declaration Date	Record Date	Payable/ Paid Date	Dividend Per Common Share

MYD	05/02/22	05/16/22	06/01/22	$0.051500
	06/01/22	06/15/22	07/01/22	0.051500
MQY	05/02/22	05/16/22	06/01/22	0.063000
	06/01/22	06/15/22	07/01/22	0.056000
MQT	05/02/22	05/16/22	06/01/22	0.054000
	06/01/22	06/15/22	07/01/22	0.054000

The Funds declared and paid or will pay distributions to Preferred Shareholders as follows:

	Preferred Shares(a)

Fund Name	Shares	Series	Declared

MYD	VRDP	W-7	$322,481
MQY	VRDP	W-7	540,607
MQT	VMTP	W-7	159,391

(a)	Dividends declared for period May 1, 2022 to May 31, 2022.

On May 20, 2022, the Board approved a change in the fiscal year end (“FYE”) of MYD, MQY and MQT effective as of July 31, 2022, as follows:

Fund Name	Current FYE	Approved FYE

MYD	April 30	July 31
MQY	April 30	July 31
MQT	April 30	July 31

N O T E S T O F I N A N C I A L S T A T E M E N T S	67

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc.:

Opinion on the Financial Statements and Financial Highlights

We have audited the accompanying statements of assets and liabilities of BlackRock MuniYield Fund, Inc., BlackRock MuniYield Quality Fund, Inc., and BlackRock MuniYield Quality Fund II, Inc. (the “Funds”), including the schedules of investments, as of April 30, 2022, the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended, and the related notes. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of April 30, 2022, and the results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. Our procedures included confirmation of securities owned as of April 30, 2022, by correspondence with the custodians or counterparties; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

Deloitte & Touche LLP

Boston, Massachusetts

June 28, 2022

We have served as the auditor of one or more BlackRock investment companies since 1992.

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Important Tax Information  (unaudited)

The following amounts, or maximum amounts allowable by law, are hereby designated as tax-exempt interest dividends for the fiscal year ended April 30, 2022:

Fund Name	Exempt-Interest Dividends

MYD	$31,908,285
MQY	56,181,520
MQT	15,144,959

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest income eligible to be treated as a Section 163(j) interest dividend for the fiscal year ended April 30, 2022:

Fund Name	Interest Dividend

MYD	$163,661
MQY	40,707
MQT	35,653

The Funds hereby designate the following amounts, or maximum amounts allowable by law, as interest-related dividends eligible for exemption from U.S. withholding tax for nonresident aliens and foreign corporations for the fiscal year ended April 30, 2022:

Fund Name	Interest Related Dividends

MYD	$163,661
MQY	40,707
MQT	35,653

I M P O R T A N T T A X I N F O R M A T I O N	69

Investment Objectives, Policies and Risks

Recent Changes

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

During each Fund’s most recent fiscal year, there were no material changes in the Fund’s investment objectives or policies that have not been approved by shareholders or in the principal risk factors associated with investment in the Fund.

Investment Objectives and Policies

BlackRock MuniYield Fund, Inc. (MYD)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit nongovernmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

Under normal market conditions, the Fund expects to invest at least 75% of its total assets in a portfolio of long-term Municipal Bonds that are commonly referred to as “investment grade” securities, which are obligations rated at the time of purchase within the four highest-quality ratings as determined by either Moody’s Investors Service, Inc. (“Moody’s”) (currently Aaa, Aa, A and Baa), Standard & Poor’s (“S&P”) (currently AAA, AA, A and BBB) or Fitch Ratings (“Fitch”) (currently AAA, AA, A and BBB). In the case of short-term notes, the investment grade rating categories are SP-1+ through SP-2 for S&P, MIG-1 through MIG-3 for Moody’s and F-1+ through F-3 for Fitch. In the case of tax-exempt commercial paper, the investment grade rating categories are A-1+ through A-3 for S&P, Prime-1 through Prime-3 for Moody’s and F-1+ through F-3 for Fitch. Obligations ranked in the lowest investment grade rating category (BBB, SP-2 and A-3 for S&P; Baa, MIG-3 and Prime-3 for Moody’s; and BBB and F-3 for Fitch), while considered “investment grade,” may have certain speculative characteristics. There may be sub- categories or gradations indicating relative standing within the rating categories set forth above. In assessing the quality of Municipal Bonds with respect to the foregoing requirements, BlackRock Advisors, LLC (the “Manager”) takes into account the nature of any letters of credit or similar credit enhancement to which particular Municipal Bonds are entitled and the creditworthiness of the financial institution that provided such credit enhancement. If unrated, such securities will possess creditworthiness comparable, in the opinion of the Manager, to other obligations in which the Fund may invest.

The Fund also may invest up to 25% of its total assets in Municipal Bonds that are rated below Baa by Moody’s or below BBB by S&P or Fitch or, if unrated, are considered by the Manager to possess similar credit characteristics. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. The Fund does not intend to purchase Municipal Bonds that are in default or which the Manager believes will soon be in default. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund intends to invest primarily in long-term Municipal Bonds with maturities of more than ten years. However, the Fund also may invest in intermediate term Municipal Bonds with maturities of between three years and ten years. The Fund also may invest from time to time in short-term Municipal Bonds with maturities of less than three years. The average maturity of the Fund’s portfolio securities will vary based upon the Manager’s assessment of economic and market conditions.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non- Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”), reverse repurchase agreements and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may hedge all or a portion of its portfolio of investments against fluctuations in interest rates through the use of options and certain financial futures contracts and options thereon.

The Fund may invest in securities pursuant to repurchase agreements.

The Fund is authorized to borrow money in amounts of up to 5% of the value of its assets at the time of such borrowings.

BlackRock MuniYield Quality Fund, Inc. (MQY)

The Fund’s investment objective is to provide shareholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the federal alternative minimum tax) (“Municipal Bonds”). The Fund may invest directly in such securities or synthetically through the use of derivatives. The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of a majority of the outstanding voting securities of the Fund (as defined in the Investment Company Act of 1940, as amended). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest in certain tax-exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non- governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs will vary from time to time. The Fund also will not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by BlackRock to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

All percentage and ratings limitations on securities in which the Fund may invest apply at the time of making an investment and shall not be considered violated as a result of subsequent market movements or if an investment rating is subsequently downgraded to a rating that would have precluded the Fund’s initial investment in such security. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by BlackRock Advisors, LLC (the “Manager”). The Fund’s portfolio at any given time may include both long-term and intermediate-term municipal bonds.

For temporary periods or to provide liquidity, the Fund has the authority to invest as much as 20% of its total assets in tax-exempt and taxable money market obligations with a maturity of one year or less (such short-term obligations being referred to herein as “Temporary Investments”). In addition, the Fund reserves the right as a defensive measure to invest temporarily a greater portion of its assets in Temporary Investments, when, in the opinion of the Manager, prevailing market or financial conditions warrant. Taxable money market obligations will yield taxable income. The Fund also may invest in variable rate demand obligations (“VRDOs”) and VRDOs in the form of participation interests (“Participating VRDOs”) in variable rate tax-exempt obligations held by a financial institution. The Fund’s hedging strategies are not fundamental policies and may be modified by the Board of Directors of the Fund without the approval of the Fund’s stockholders. The Fund is also authorized to invest in indexed and inverse floating rate obligations for hedging purposes and to seek to enhance return.

I N V E S T M E N T O B J E C T I V E S , P O L I C I E S A N D R I S K S	71

Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

The Fund may invest in securities not issued by or on behalf of a state or territory or by an agency or instrumentality thereof, if the Fund receives an opinion of counsel to the issuer that such securities pay interest that is excludable from gross income for federal income tax purposes (“Non-Municipal Tax-Exempt Securities”). Non-Municipal Tax-Exempt Securities could include trust certificates, partnership interests or other instruments evidencing interest in one or more long-term Municipal Bonds. Non-Municipal Tax-Exempt Securities also may include securities issued by other investment companies that invest in Municipal Bonds, to the extent such investments are permitted by the Fund’s investment restrictions and applicable law. Non-Municipal Tax-Exempt Securities are subject to the same risks associated with an investment in Municipal Bonds as well as many of the risks associated with investments in derivatives. If the Internal Revenue Service were to issue any adverse ruling or take an adverse position with respect to the taxation on these types of securities, there is a risk that the interest paid on such securities would be deemed taxable at the federal level.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of variable rate demand preferred shares (“VRDP Shares”) and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax. The Fund currently does not intend to borrow money or issue debt securities. Although it has no present intention to do so, the Fund reserves the right to borrow money from banks or other financial institutions, or issue debt securities, in the future if it believes that market conditions would be conducive to the successful implementation of a leveraging strategy through borrowing money or issuing debt securities or preferred shares.

The Fund may enter into derivative transactions that have economic leverage embedded in them.

The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

BlackRock MuniYield Quality Fund II, Inc. (MQT)

The Fund’s investment objective is to provide stockholders with as high a level of current income exempt from federal income taxes as is consistent with its investment policies and prudent investment management. The Fund’s investment policies provide that it seeks to achieve its investment objective by investing, as a fundamental policy, at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of preferred stock), and the proceeds of any borrowings for investment purposes, in a portfolio of municipal obligations issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies or instrumentalities, each of which pays interest that, in the opinion of bond counsel to the issuer, is excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for purposes of the Federal alternative minimum tax) (“Municipal Bonds”). There can be no assurance that the Fund’s investment objective will be realized.

The Fund may invest up to 20% of its managed assets in securities that are rated below investment grade, or are considered by the Manager to be of comparable quality, at the time of purchase, subject to the Fund’s other investment policies. Bonds of below investment grade quality are regarded as having predominantly speculative characteristics with respect to the issuer’s capacity to pay interest and repay principal. Such securities, sometimes referred to as “high yield” or “junk” bonds, are predominantly speculative with respect to the capacity to pay interest and repay principal in accordance with the terms of the security and generally involve a greater volatility of price than securities in higher rating categories. Below investment grade securities and comparable unrated securities involve substantial risk of loss, are considered speculative with respect to the issuer’s ability to pay interest and any required redemption or principal payments and are susceptible to default or decline in market value due to adverse economic and business developments.

The Fund’s investment objective and its policy of investing at least 80% of an aggregate of the Fund’s net assets (including proceeds from the issuance of any preferred stock) and the proceeds of any borrowings for investment purposes, in Municipal Bonds are fundamental policies that may not be changed without the approval of the holders of a majority of the outstanding common stock and the outstanding preferred shares, including the Fund’s variable rate muni term preferred shares (“VMTP Shares”), voting together as a single class, and of the holders of a majority of the outstanding preferred shares, including the VMTP Shares, voting as a separate class. A majority of the outstanding means (1) 67% or more of the stock present at a meeting, if the holders of more than 50% of the outstanding stock are present or represented by proxy, or (2) more than 50% of the outstanding stock, whichever is less.

The Fund’s credit quality policies apply only at the time a security is purchased, and the Fund is not required to dispose of a security if a rating agency downgrades its assessment of the credit characteristics of a particular issue. In determining whether to retain or sell a security that a rating agency has downgraded, the Manager may consider such factors as the Manager’s assessment of the credit quality of the issuer of the security, the price at which the security could be sold and the rating, if any, assigned to the security by other rating agencies. In the event that the Fund disposes of a portfolio security subsequent to its being downgraded, the Fund may experience a greater risk of loss than if such security had been sold prior to such downgrade.

The Fund may also purchase Municipal Bonds that are additionally secured by insurance, bank credit agreements or escrow accounts. The credit quality of companies which provide these credit enhancements will affect the value of those securities. Although the insurance feature reduces certain financial risks, the premiums for insurance and the higher market price paid for insured obligations may reduce the Fund’s income. The insurance feature does not guarantee the market value of the insured obligations or the net asset value of the common stock. The Fund may purchase insured bonds and may purchase insurance for bonds in its portfolio.

The Fund may invest in certain tax exempt securities classified as “private activity bonds” (or industrial development bonds, under pre-1986 law) (“PABs”) (in general, bonds that benefit non-governmental entities) that may subject certain investors in the Fund to an alternative minimum tax. The percentage of the Fund’s total assets invested in PABs

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Investment Objectives and Policies (continued)

will vary from time to time. The Fund has not established any limit on the percentage of its portfolio that may be invested in Municipal Bonds subject to the federal alternative minimum tax provisions of federal tax law, and the Fund expects that a portion of the income it produces will be includable in alternative minimum taxable income.

The Fund also may not invest more than 25% of its total assets (taken at market value at the time of each investment) in Municipal Bonds whose issuers are located in the same state.

The average maturity of the Fund’s portfolio securities varies from time to time based upon an assessment of economic and market conditions by the Manager. The Fund’s portfolio at any given time may include both long-term, intermediate-term and short-term Municipal Bonds.

The Fund’s stated expectation is that it will invest in Municipal Bonds that, in the Manager’s opinion, are underrated or undervalued. Underrated Municipal Bonds are those whose ratings do not, in the opinion of the Manager, reflect their true higher creditworthiness. Undervalued Municipal Bonds are bonds that, in the opinion of the Manager, are worth more than the value assigned to them in the marketplace. The Manager may at times believe that bonds associated with a particular municipal market sector (for example, but not limited to electric utilities), or issued by a particular municipal issuer, are undervalued. The Manager may purchase those bonds for the Fund’s portfolio because they represent a market sector or issuer that the Manager considers undervalued, even if the value of those particular bonds appears to be consistent with the value of similar bonds. Municipal Bonds of particular types (for example, but not limited to hospital bonds, industrial revenue bonds or bonds issued by a particular municipal issuer) may be undervalued because there is a temporary excess of supply in that market sector, or because of a general decline in the market price of Municipal Bonds of the market sector for reasons that do not apply to the particular Municipal Bonds that are considered undervalued. The Fund’s investment in underrated or undervalued Municipal Bonds will be based on the Manager’s belief that their yield is higher than that available on bonds bearing equivalent levels of interest rate risk, credit risk and other forms of risk, and that their prices will ultimately rise, relative to the market, to reflect their true value. Any capital appreciation realized by the Fund will generally result in capital gain distributions subject to federal capital gains taxation.

The Fund ordinarily does not intend to realize significant investment income not exempt from federal income tax. From time to time, the Fund may realize taxable capital gains.

Federal tax legislation has limited the types and volume of bonds the interest on which qualifies for a federal income tax exemption. As a result, this legislation and legislation that may be enacted in the future may affect the availability of Municipal Bonds for investment by the Fund.

Leverage: The Fund may utilize leverage to seek to enhance the yield and net asset value of its common shares. However, this objective cannot be achieved in all interest rate environments. The Fund currently leverages its assets through the use of VMTP Shares and residual interest municipal tender option bonds (“TOB Residuals”), which are derivative interests in municipal bonds. The TOB Residuals in which the Fund will invest pay interest or income that, in the opinion of counsel to the issuer of such TOB Residuals, is exempt from regular U.S. federal income tax.

The Fund may purchase and sell futures contracts, enter into various interest rate transactions and may purchase and sell exchange-listed and over-the-counter put and call options on securities, financial indices and futures contracts.

The Fund may enter into interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund may enter into credit default swap agreements for hedging purposes or to seek to increase its return.

As temporary investments, the Fund may invest in repurchase agreements. The Fund may enter into reverse repurchase agreements with respect to its portfolio investments subject to its investment restrictions.

The Fund is permitted to authorized to borrow money in amounts up to 5% of the value of its total assets at the time of such borrowings.

Risk Factors

This section contains a discussion of the general risks of investing in each Fund. The net asset value and market price of, and dividends paid on, the common shares will fluctuate with and be affected by, among other things, the risks more fully described below. As with any fund, there can be no guarantee that a Fund will meet its investment objective or that the Fund’s performance will be positive for any period of time. Each risk noted below is applicable to each Fund unless the specific Fund or Funds are noted in a parenthetical.

Investment and Market Discount Risk: An investment in the Fund’s common shares is subject to investment risk, including the possible loss of the entire amount that you invest. As with any stock, the price of the Fund’s common shares will fluctuate with market conditions and other factors. If shares are sold, the price received may be more or less than the original investment. Common shares are designed for long-term investors and the Fund should not be treated as a trading vehicle. Shares of closed-end management investment companies frequently trade at a discount from their net asset value. This risk is separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. At any point in time an investment in the Fund’s common shares may be worth less than the original amount invested, even after taking into account distributions paid by the Fund. During periods in which the Fund may use leverage, the Fund’s investment, market discount and certain other risks will be magnified.

Debt Securities Risk: Debt securities, such as bonds, involve interest rate risk, credit risk, extension risk, and prepayment risk, among other things.

•

Interest Rate Risk — The market value of bonds and other fixed-income securities changes in response to interest rate changes and other factors. Interest rate risk is the risk that prices of bonds and other fixed-income securities will increase as interest rates fall and decrease as interest rates rise.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates. For example, if interest rates increase by 1%, assuming a current portfolio duration of ten years, and all other factors being equal, the value of the Fund’s investments would be expected to decrease by 10%. (Duration is a measure of the price sensitivity of a debt security or portfolio of debt securities to relative changes in interest rates.) The magnitude of these fluctuations

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Investment Objectives and Policies (continued)

in the market price of bonds and other fixed-income securities is generally greater for those securities with longer maturities. Fluctuations in the market price of the Fund’s investments will not affect interest income derived from instruments already owned by the Fund, but will be reflected in the Fund’s net asset value. The Fund may lose money if short-term or long-term interest rates rise sharply in a manner not anticipated by Fund management.

Rates on certain floating rate debt securities typically reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the net asset value of the Fund to the extent that it invests in floating rate debt securities.

These basic principles of bond prices also apply to U.S. Government securities. A security backed by the “full faith and credit” of the U.S. Government is guaranteed only as to its stated interest rate and face value at maturity, not its current market price. Just like other fixed-income securities, government-guaranteed securities will fluctuate in value when interest rates change.

A general rise in interest rates has the potential to cause investors to move out of fixed-income securities on a large scale, which may increase redemptions from funds that hold large amounts of fixed-income securities. Heavy redemptions could cause the Fund to sell assets at inopportune times or at a loss or depressed value and could hurt the Fund’s performance.

•

Credit Risk — Credit risk refers to the possibility that the issuer of a debt security (i.e., the borrower) will not be able to make payments of interest and principal when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer. The degree of credit risk depends on both the financial condition of the issuer and the terms of the obligation.

•	Extension Risk — When interest rates rise, certain obligations will be paid off by the obligor more slowly than anticipated, causing the value of these obligations to fall.

•

Prepayment Risk — When interest rates fall, certain obligations will be paid off by the obligor more quickly than originally anticipated, and the Fund may have to invest the proceeds in securities with lower yields.

Municipal Securities Risks: Municipal securities risks include the ability of the issuer to repay the obligation, the relative lack of information about certain issuers of municipal securities, and the possibility of future legislative changes which could affect the market for and value of municipal securities. These risks include:

•	General Obligation Bonds Risks — Timely payments depend on the issuer’s credit quality, ability to raise tax revenues and ability to maintain an adequate tax base.

•	Revenue Bonds Risks — These payments depend on the money earned by the particular facility or class of facilities, or the amount of revenues derived from another source.

•

Private Activity Bonds Risks — Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond, and the issuer does not pledge its full faith, credit and taxing power for repayment.

•

Moral Obligation Bonds Risks — Moral obligation bonds are generally issued by special purpose public authorities of a state or municipality. If the issuer is unable to meet its obligations, repayment of these bonds becomes a moral commitment, but not a legal obligation, of the state or municipality.

•	Municipal Notes Risks — Municipal notes are shorter term municipal debt obligations. If there is a shortfall in the anticipated proceeds, the notes may not be fully repaid and the Fund may lose money.

•

Municipal Lease Obligations Risks — In a municipal lease obligation, the issuer agrees to make payments when due on the lease obligation. Although the issuer does not pledge its unlimited taxing power for payment of the lease obligation, the lease obligation is secured by the leased property.

•

Tax-Exempt Status Risk — The Fund and its investment manager will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bonds and payments under derivative securities. Neither the Fund nor its investment manager will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities.

Taxability Risk: The Fund intends to minimize the payment of taxable income to shareholders by investing in tax-exempt or municipal securities in reliance at the time of purchase on an opinion of bond counsel to the issuer that the interest paid on those securities will be excludable from gross income for U.S. federal income tax purposes. Such securities, however, may be determined to pay, or have paid, taxable income subsequent to the Fund’s acquisition of the securities. In that event, the Internal Revenue Service may demand that the Fund pay U.S. federal income taxes on the affected interest income, and, if the Fund agrees to do so, the Fund’s yield could be adversely affected. In addition, the treatment of dividends previously paid or to be paid by the Fund as “exempt interest dividends” could be adversely affected, subjecting the Fund’s shareholders to increased U.S. federal income tax liabilities. Federal tax legislation may limit the types and volume of bonds the interest on which qualifies for a federal income tax-exemption. As a result, current legislation and legislation that may be enacted in the future may affect the availability of municipal bonds for investment by the Fund. In addition, future laws, regulations, rulings or court decisions may cause interest on municipal securities to be subject, directly or indirectly, to U.S. federal income taxation or interest on state municipal securities to be subject to state or local income taxation, or the value of state municipal securities to be subject to state or local intangible personal property tax, or may otherwise prevent the Fund from realizing the full current benefit of the tax-exempt status of such securities. Any such change could also affect the market price of such securities, and thus the value of an investment in the Fund.

Insurance Risk: Insurance guarantees that interest payments on a municipal security will be made on time and that the principal will be repaid when the security matures. However, insurance does not protect against losses caused by declines in a municipal security’s value. The Fund cannot be certain that any insurance company will make the payments it guarantees. If a municipal security’s insurer fails to fulfill its obligations or loses its credit rating, the value of the security could drop.

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Investment Objectives and Policies (continued)

Junk Bonds Risk: Although junk bonds generally pay higher rates of interest than investment grade bonds, junk bonds are high risk investments that are considered speculative and may cause income and principal losses for the Fund.

Variable Rate Demand Obligations Risk (MQY, MYD): Variable rate demand obligations are floating rate securities that combine an interest in a long term municipal bond with a right to demand payment before maturity from a bank or other financial institution. If the bank or financial institution is unable to pay, the Fund may lose money.

When-Issued and Delayed Delivery Securities and Forward Commitments Risk (MQT): When-issued and delayed delivery securities and forward commitments involve the risk that the security the Fund buys will lose value prior to its delivery. There also is the risk that the security will not be issued or that the other party to the transaction will not meet its obligation. If this occurs, the Fund may lose both the investment opportunity for the assets it set aside to pay for the security and any gain in the security’s price.

Defensive Investing Risk: For defensive purposes, the Fund may, as part of its proprietary volatility control process, allocate assets into cash or short-term fixed-income securities without limitation. In doing so, the Fund may succeed in avoiding losses but may otherwise fail to achieve its investment objective. Further, the value of short-term fixed-income securities may be affected by changing interest rates and by changes in credit ratings of the investments. If the Fund holds cash uninvested it will be subject to the credit risk of the depositary institution holding the cash.

Repurchase Agreements and Purchase and Sale Contracts (MYD, MQT): If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.

Reverse Repurchase Agreements Risk (MYD, MQT): Reverse repurchase agreements involve the sale of securities held by the Fund with an agreement to repurchase the securities at an agreed-upon price, date and interest payment. Reverse repurchase agreements involve the risk that the other party may fail to return the securities in a timely manner or at all. The Fund could lose money if it is unable to recover the securities and the value of the collateral held by the Fund, including the value of the investments made with cash collateral, is less than the value of the securities. These events could also trigger adverse tax consequences for the Fund. In addition, reverse repurchase agreements involve the risk that the interest income earned in the investment of the proceeds will be less than the interest expense.

Leverage Risk: With respect to MQY and MYD, the Fund uses leverage for investment purposes through the issuance of VRDP Shares. With respect to MQT, the Fund uses leverage for investment purposes through the issuance of VMTP Shares. The Fund also utilizes leverage for investment purposes by entering into derivative instruments with leverage embedded in them, such as TOB Residuals, and, with respect to MYD, by entering into reverse repurchase agreements. The Fund’s use of leverage may increase or decrease from time to time in its discretion and the Fund may, in the future, determine not to use leverage.

The use of leverage creates an opportunity for increased common share net investment income dividends, but also creates risks for the holders of common shares. The Fund cannot assure you that the use of leverage will result in a higher yield on the common shares. Any leveraging strategy the Fund employs may not be successful.

Leverage involves risks and special considerations for common shareholders, including:

•	the likelihood of greater volatility of net asset value, market price and dividend rate of the common shares than a comparable portfolio without leverage;

•	the risk that fluctuations in interest rates or dividend rates on any leverage that the Fund must pay will reduce the return to the common shareholders;

•

the effect of leverage in a declining market, which is likely to cause a greater decline in the net asset value of the common shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the common shares;

•	leverage may increase operating costs, which may reduce total return.

Any decline in the net asset value of the Fund’s investments will be borne entirely by the holders of common shares. Therefore, if the market value of the Fund’s portfolio declines, leverage will result in a greater decrease in net asset value to the holders of common shares than if the Fund were not leveraged. This greater net asset value decrease will also tend to cause a greater decline in the market price for the common shares.

Derivatives Risk: The Fund’s use of derivatives may increase its costs, reduce the Fund’s returns and/or increase volatility. Derivatives involve significant risks, including:

•

Volatility Risk — Volatility is defined as the characteristic of a security, an index or a market to fluctuate significantly in price within a short time period. A risk of the Fund’s use of derivatives is that the fluctuations in their values may not correlate with the overall securities markets.

•	Counterparty Risk — Derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not fulfill its contractual obligation.

•

Market and Illiquidity Risk — The possible lack of a liquid secondary market for derivatives and the resulting inability of the Fund to sell or otherwise close a derivatives position could expose the Fund to losses and could make derivatives more difficult for the Fund to value accurately.

•	Valuation Risk — Valuation may be more difficult in times of market turmoil since many investors and market makers may be reluctant to purchase complex instruments or quote prices for them.

•

Hedging Risk — Hedges are sometimes subject to imperfect matching between the derivative and the underlying security, and there can be no assurance that the Fund’s hedging transactions will be effective. The use of hedging may result in certain adverse tax consequences.

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Investment Objectives, Policies and Risks  (continued)

Investment Objectives and Policies (continued)

•

Tax Risk — Certain aspects of the tax treatment of derivative instruments, including swap agreements and commodity-linked derivative instruments, are currently unclear and may be affected by changes in legislation, regulations or other legally binding authority. Such treatment may be less favorable than that given to a direct investment in an underlying asset and may adversely affect the timing, character and amount of income the Fund realizes from its investments.

•

Regulatory Risk — Derivative contracts, including, without limitation, swaps, currency forwards and non-deliverable forwards, are subject to regulation under the Dodd-Frank Wall Street Reform and Consumer Protection Act (the “Dodd-Frank Act”) in the United States and under comparable regimes in Europe, Asia and other non-U.S. jurisdictions. Under the Dodd-Frank Act, with respect to uncleared swaps, swap dealers are required to collect variation margin from the Fund and may be required by applicable regulations to collect initial margin from the Fund. Both initial and variation margin may be comprised of cash and/or securities, subject to applicable regulatory haircuts. Shares of investment companies (other than certain money market funds) may not be posted as collateral under applicable regulations. In addition, regulations adopted by global prudential regulators that are now in effect require certain bank-regulated counterparties and certain of their affiliates to include in certain financial contracts, including many derivatives contracts, terms that delay or restrict the rights of counterparties, such as the Fund, to terminate such contracts, foreclose upon collateral, exercise other default rights or restrict transfers of credit support in the event that the counterparty and/or its affiliates are subject to certain types of resolution or insolvency proceedings. The implementation of these requirements with respect to derivatives, as well as regulations under the Dodd-Frank Act regarding clearing, mandatory trading and margining of other derivatives, may increase the costs and risks to the Fund of trading in these instruments and, as a result, may affect returns to investors in the Fund.

On October 28, 2020, the Securities and Exchange Commission adopted new regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Fund will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the Investment Company Act of 1940, as amended, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Indexed and Inverse Securities Risk (MQY, MYD): Indexed and inverse securities provide a potential return based on a particular index of value or interest rates. The Fund’s return on these securities will be subject to risk with respect to the value of the particular index. These securities are subject to leverage risk and correlation risk. Certain indexed and inverse securities have greater sensitivity to changes in interest rates or index levels than other securities, and the Fund’s investment in such instruments may decline significantly in value if interest rates or index levels move in a way Fund management does not anticipate

Tender Option Bonds Risk: The Fund’s participation in tender option bond transactions may reduce the Fund’s returns and/or increase volatility. Investments in tender option bond transactions expose the Fund to counterparty risk and leverage risk. An investment in a tender option bond transaction typically will involve greater risk than an investment in a municipal fixed rate security, including the risk of loss of principal. Distributions on TOB Residuals will bear an inverse relationship to short-term municipal security interest rates. Distributions on TOB Residuals paid to the Fund will be reduced or, in the extreme, eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. TOB Residuals generally will underperform the market for fixed rate municipal securities in a rising interest rate environment. The Fund may invest in TOB Trusts on either a non-recourse or recourse basis. If the Fund invests in a TOB Trust on a recourse basis, it could suffer losses in excess of the value of its TOB Residuals.

Illiquid Investments Risk: The Fund may invest without limitation in illiquid or less liquid investments or investments in which no secondary market is readily available or which are otherwise illiquid, including private placement securities. The Fund may not be able to readily dispose of such investments at prices that approximate those at which the Fund could sell such investments if they were more widely traded and, as a result of such illiquidity, the Fund may have to sell other investments or engage in borrowing transactions if necessary to raise cash to meet its obligations. Limited liquidity can also affect the market price of investments, thereby adversely affecting the Fund’s net asset value and ability to make dividend distributions. The financial markets in general, and certain segments of the mortgage-related securities markets in particular, have in recent years experienced periods of extreme secondary market supply and demand imbalance, resulting in a loss of liquidity during which market prices were suddenly and substantially below traditional measures of intrinsic value. During such periods, some investments could be sold only at arbitrary prices and with substantial losses. Periods of such market dislocation may occur again at any time. Privately issued debt securities are often of below investment grade quality, frequently are unrated and present many of the same risks as investing in below investment grade public debt securities.

Market Risk and Selection Risk: Market risk is the risk that one or more markets in which the Fund invests will go down in value, including the possibility that the markets will go down sharply and unpredictably. The value of a security or other asset may decline due to changes in general market conditions, economic trends or events that are not specifically related to the issuer of the security or other asset, or factors that affect a particular issuer or issuers, exchange, country, group of countries, region, market, industry, group of industries, sector or asset class. Local, regional or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues like pandemics or epidemics, recessions, or other events could have a significant impact on the Fund and its investments. Selection risk is the risk that the securities selected by Fund management will underperform the markets, the relevant indices or the securities selected by other funds with similar investment objectives and investment strategies. This means you may lose money.

An outbreak of an infectious coronavirus (COVID-19) that was first detected in December 2019 developed into a global pandemic that has resulted in numerous disruptions in the market and has had significant economic impact leaving general concern and uncertainty. Although vaccines have been developed and approved for use by various governments, the duration of the pandemic and its effects cannot be predicted with certainty. The impact of this coronavirus, and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies and the market in general ways that cannot necessarily be foreseen at the present time.

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Automatic Dividend Reinvestment Plan

Pursuant to MYD, MQY and MQT’s Dividend Reinvestment Plan (the “Reinvestment Plan”), Common Shareholders are automatically enrolled to have all distributions of dividends and capital gains and other distributions reinvested by Computershare Trust Company, N.A. (the “Reinvestment Plan Agent”) in the respective Fund’s Common Shares pursuant to the Reinvestment Plan. Shareholders who do not participate in the Reinvestment Plan will receive all distributions in cash paid by check and mailed directly to the shareholders of record (or if the shares are held in street name or other nominee name, then to the nominee) by the Reinvestment Plan Agent, which serves as agent for the shareholders in administering the Reinvestment Plan.

After MYD, MQY and MQT declare a dividend or determine to make a capital gain or other distribution, the Reinvestment Plan Agent will acquire shares for the participants’ accounts, depending upon the following circumstances, either (i) through receipt of unissued but authorized shares from the Funds (“newly issued shares”) or (ii) by purchase of outstanding shares on the open market or on the Fund’s primary exchange (“open-market purchases”). If, on the dividend payment date, the net asset value (“NAV”) per share is equal to or less than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market premium”), the Reinvestment Plan Agent will invest the dividend amount in newly issued shares acquired on behalf of the participants. The number of newly issued shares to be credited to each participant’s account will be determined by dividing the dollar amount of the dividend by the NAV on the date the shares are issued. However, if the NAV is less than 95% of the market price on the dividend payment date, the dollar amount of the dividend will be divided by 95% of the market price on the dividend payment date. If, on the dividend payment date, the NAV is greater than the market price per share plus estimated brokerage commissions (such condition often referred to as a “market discount”), the Reinvestment Plan Agent will invest the dividend amount in shares acquired on behalf of the participants in open-market purchases. If the Reinvestment Plan Agent is unable to invest the full dividend amount in open-market purchases, or if the market discount shifts to a market premium during the purchase period, the Reinvestment Plan Agent will invest any un-invested portion in newly issued shares. Investments in newly issued shares made in this manner would be made pursuant to the same process described above and the date of issue for such newly issued shares will substitute for the dividend payment date.

You may elect not to participate in the Reinvestment Plan and to receive all dividends in cash by contacting the Reinvestment Plan Agent, at the address set forth below.

Participation in the Reinvestment Plan is completely voluntary and may be terminated or resumed at any time without penalty by notice if received and processed by the Reinvestment Plan Agent prior to the dividend record date. Additionally, the Reinvestment Plan Agent seeks to process notices received after the record date but prior to the payable date and such notices often will become effective by the payable date. Where late notices are not processed by the applicable payable date, such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

The Reinvestment Plan Agent’s fees for the handling of the reinvestment of distributions will be paid by each Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Reinvestment Plan Agent’s open-market purchases in connection with the reinvestment of all distributions. The automatic reinvestment of all distributions will not relieve participants of any U.S. federal, state or local income tax that may be payable on such dividends or distributions.

Each Fund reserves the right to amend or terminate the Reinvestment Plan. There is no direct service charge to participants in the Reinvestment Plan; however, each Fund reserves the right to amend the Reinvestment Plan to include a service charge payable by the participants. Participants in MQY that request a sale of shares are subject to a $2.50 sales fee and a $0.15 per share fee. Per share fees include any applicable brokerage commissions the Reinvestment Plan Agent is required to pay. Participants in MYD and MQT that request a sale of shares are subject to a $0.02 per share sold brokerage commission. All correspondence concerning the Reinvestment Plan should be directed to Computershare Trust Company, N.A. through the internet at computershare.com/blackrock, or in writing to Computershare, P.O. Box 505000, Louisville, KY 40233, Telephone: (800) 699-1236. Overnight correspondence should be directed to the Reinvestment Plan Agent at Computershare, 462 South 4th Street, Suite 1600, Louisville, KY 40202.

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Director and Officer Information

Independent Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

R. Glenn Hubbard 1958	Chair of the Board (Since 2022) Director (Since 2007)	Dean, Columbia Business School from 2004 to 2019; Faculty member, Columbia Business School since 1988.	69 RICs consisting of 99 Portfolios	ADP (data and information services) 2004-2020; Metropolitan Life Insurance Company (insurance); KKR Financial Corporation (finance) from 2004 until 2014.

W. Carl Kester(d) 1951	Vice Chair of the Board (Since 2022) Director (Since 2007)	George Fisher Baker Jr. Professor of Business Administration, Harvard Business School since 2008; Deputy Dean for Academic Affairs from 2006 to 2010; Chairman of the Finance Unit, from 2005 to 2006; Senior Associate Dean and Chairman of the MBA Program from 1999 to 2005; Member of the faculty of Harvard Business School since 1981.	71 RICs consisting of 101 Portfolios	None

Cynthia L. Egan 1955	Director (Since 2016)	Advisor, U.S. Department of the Treasury from 2014 to 2015; President, Retirement Plan Services, for T. Rowe Price Group, Inc. from 2007 to 2012; executive positions within Fidelity Investments from 1989 to 2007.	69 RICs consisting of 99 Portfolios	Unum (insurance); The Hanover Insurance Group (Board Chair) (insurance); Huntsman Corporation (Lead Independent Director and non Executive Vice Chair of the Board) (chemical products); Envestnet (investment platform) from 2013 until 2016.

Frank J. Fabozzi(d) 1948	Director (Since 2007)	Editor of The Journal of Portfolio Management since 1986; Professor of Finance, EDHEC Business School (France) since 2011; Professor of Practice, Johns Hopkins University since 2021; Visiting Professor, Princeton University for the 2013 to 2014 academic year and Spring 2017 semester; Professor in the Practice of Finance, Yale University School of Management from 1994 to 2011 and currently a Teaching Fellow in Yale’s Executive Programs; Board Member, BlackRock Equity- Liquidity Funds from 2014 to 2016; affiliated professor Karlsruhe Institute of Technology from 2008 to 2011; Visiting Professor, Rutgers University for the Spring 2019 semester; Visiting Professor, New York University for the 2019 academic year; Adjunct Professor of Finance, Carnegie Mellon University in fall 2020 semester.	71 RICs consisting of 101 Portfolios	None

Lorenzo A. Flores 1964	Director (Since 2021)	Vice Chairman, Kioxia, Inc. since 2019; Chief Financial Officer, Xilinx, Inc. from 2016 to 2019; Corporate Controller, Xilinx, Inc. from 2008 to 2016.	69 RICs consisting of 99 Portfolios	None

Stayce D. Harris 1959	Director (Since 2021)	Lieutenant General, Inspector General, Office of the Secretary of the United States Air Force from 2017 to 2019; Lieutenant General, Assistant Vice Chief of Staff and Director, Air Staff, United States Air Force from 2016 to 2017; Major General, Commander, 22nd Air Force, AFRC, Dobbins Air Reserve Base, Georgia from 2014 to 2016; Pilot, United Airlines from 1990 to 2020.	69 RICs consisting of 99 Portfolios	The Boeing Company.

78	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Independent Directors(a) (continued)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

J. Phillip Holloman 1955	Director (Since 2021)	President and Chief Operating Officer, Cintas Corporation from 2008 to 2018.	69 RICs consisting of 99 Portfolios	PulteGroup, Inc. (home construction); Rockwell Automation Inc. (industrial automation).

Catherine A. Lynch(d) 1961	Director (Since 2016)	Chief Executive Officer, Chief Investment Officer and various other positions, National Railroad Retirement Investment Trust from 2003 to 2016; Associate Vice President for Treasury Management, The George Washington University from 1999 to 2003; Assistant Treasurer, Episcopal Church of America from 1995 to 1999.	71 RICs consisting of 101 Portfolios	PennyMac Mortgage Investment Trust.

Karen P. Robards 1950	Director (Since 2007)	Principal of Robards & Company, LLC (consulting and private investing) since 1987; Co-founder and Director of the Cooke Center for Learning and Development (a not- for-profit organization) since 1987; Director of Enable Injections, LLC (medical devices) since 2019; Investment Banker at Morgan Stanley from 1976 to 1987.	69 RICs consisting of 99 Portfolios	Greenhill & Co., Inc.; AtriCure, Inc. (medical devices) from 2000 until 2017.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	79

Director and Officer Information  (continued)

Interested Directors(a)(e)

Name Year of Birth(b)	Position(s) Held (Length of Service)(c)	Principal Occupation(s) During Past Five Years	Number of BlackRock-Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years

Robert Fairbairn 1965	Director (Since 2018)	Vice Chairman of BlackRock, Inc. since 2019; Member of BlackRock’s Global Executive and Global Operating Committees; Co-Chair of BlackRock’s Human Capital Committee; Senior Managing Director of BlackRock, Inc. from 2010 to 2019; oversaw BlackRock’s Strategic Partner Program and Strategic Product Management Group from 2012 to 2019; Member of the Board of Managers of BlackRock Investments, LLC from 2011 to 2018; Global Head of BlackRock’s Retail and iShares® businesses from 2012 to 2016.	98 RICs consisting of 262 Portfolios	None

John M. Perlowski(d) 1964	Director (Since 2014) President and Chief Executive Officer (Since 2011)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Accounting and Product Services since 2009; Advisory Director of Family Resource Network (charitable foundation) since 2009.	100 RICs consisting of 264 Portfolios	None

(a)	The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055.
(b)

Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or charter or statute, or until December 31 of the year in which he or she turns 75. Directors who are “interested persons,” as defined in the Investment Company Act serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Fund’s by-laws or statute, or until December 31 of the year in which they turn 72. The Board may determine to extend the terms of Independent Directors on a case-by-case basis, as appropriate.

(c)

Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. Certain Independent Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: Frank J. Fabozzi, 1988; R. Glenn Hubbard, 2004; W. Carl Kester, 1995; and Karen P. Robards, 1998.

(d)	Dr. Fabozzi, Dr. Kester, Ms. Lynch and Mr. Perlowski are also trustees of the BlackRock Credit Strategies Fund and BlackRock Private Investments Fund.
(e)

Mr. Fairbairn and Mr. Perlowski are both “interested persons,” as defined in the 1940 Act, of the Fund based on their positions with BlackRock, Inc. and its affiliates. Mr. Fairbairn and Mr. Perlowski are also board members of the BlackRock Multi-Asset Complex.

80	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Director and Officer Information  (continued)

Officers Who Are Not Directors(a)

Name Year of Birth(b)	Position(s) Held (Length of Service)	Principal Occupation(s) During Past Five Years

Jonathan Diorio 1980	Vice President (Since 2015)	Managing Director of BlackRock, Inc. since 2015; Director of BlackRock, Inc. from 2011 to 2015.

Trent Walker 1974	Chief Financial Officer (Since 2021)	Managing Director of BlackRock, Inc. since September 2019; Executive Vice President of PIMCO from 2016 to 2019; Senior Vice President of PIMCO from 2008 to 2015; Treasurer from 2013 to 2019 and Assistant Treasurer from 2007 to 2017 of PIMCO Funds, PIMCO Variable Insurance Trust, PIMCO ETF Trust, PIMCO Equity Series, PIMCO Equity Series VIT, PIMCO Managed Accounts Trust, 2 PIMCO-sponsored interval funds and 21 PIMCO-sponsored closed-end funds.

Jay M. Fife 1970	Treasurer (Since 2007)	Managing Director of BlackRock, Inc. since 2007.

Charles Park 1967	Chief Compliance Officer (Since 2014)	Anti-Money Laundering Compliance Officer for certain BlackRock-advised Funds from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the BlackRock Multi-Asset Complex and the BlackRock Fixed-Income Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.

Janey Ahn 1975	Secretary (Since 2012)	Managing Director of BlackRock, Inc. since 2018; Director of BlackRock, Inc. from 2009 to 2017.
(a) The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, New York 10055. (b) Officers of the Fund serve at the pleasure of the Board.

Effective July 30, 2021, Lorenzo A. Flores was appointed to serve as a Director of the Funds.

Effective December 31, 2021, Richard E. Cavanagh and Michael J. Castellano retired as Directors of the Funds.

Effective May 31, 2022, Karen P. Robards retired as a Director of the Funds.

D I R E C T O R A N D O F F I C E R I N F O R M A T I O N	81

Additional Information

Fund Certification

The Funds are listed for trading on the NYSE and have filed with the NYSE their annual chief executive officer certification regarding compliance with the NYSE’s listing standards. The Funds filed with the SEC the certification of its chief executive officer and chief financial officer required by Section 302 of the Sarbanes-Oxley Act.

Regulation Regarding Derivatives

On October 28, 2020, the Securities and Exchange Commission (the “SEC”) adopted regulations governing the use of derivatives by registered investment companies (“Rule 18f-4”). The Funds will be required to implement and comply with Rule 18f-4 by August 19, 2022. Once implemented, Rule 18f-4 will impose limits on the amount of derivatives a fund can enter into, eliminate the asset segregation framework currently used by funds to comply with Section 18 of the 1940 Act, treat derivatives as senior securities and require funds whose use of derivatives is more than a limited specified exposure amount to establish and maintain a comprehensive derivatives risk management program and appoint a derivatives risk manager.

Environmental, Social and Governance (“ESG”) Integration

Although a Fund does not seek to implement a specific ESG, impact or sustainability strategy unless otherwise disclosed, Fund management will consider ESG characteristics as part of the investment process for actively managed Funds. These considerations will vary depending on a Fund’s particular investment strategies and may include consideration of third-party research as well as consideration of proprietary BlackRock research across the ESG risks and opportunities regarding an issuer. Fund management will consider those ESG characteristics it deems relevant or additive when making investment decisions for a Fund. The ESG characteristics utilized in a Fund’s investment process are anticipated to evolve over time and one or more characteristics may not be relevant with respect to all issuers that are eligible for investment. ESG characteristics are not the sole considerations when making investment decisions for a Fund. Further, investors can differ in their views of what constitutes positive or negative ESG characteristics. As a result, a Fund may invest in issuers that do not reflect the beliefs and values with respect to ESG of any particular investor. ESG considerations may affect a Fund’s exposure to certain companies or industries and a Fund may forego certain investment opportunities. While Fund management views ESG considerations as having the potential to contribute to a Fund’s long-term performance, there is no guarantee that such results will be achieved.

Dividend Policy

Each Fund’s dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of distributions, the Funds may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the distributions paid by the Funds for any particular month may be more or less than the amount of net investment income earned by the Funds during such month. The Funds’ current accumulated but undistributed net investment income, if any, is disclosed as accumulated earnings (loss) in the Statements of Assets and Liabilities, which comprises part of the financial information included in this report.

General Information

The Funds do not make available copies of their Statements of Additional Information because the Funds’ shares are not continuously offered, which means that the Statement of Additional Information of each Fund has not been updated after completion of the respective Fund’s offerings and the information contained in each Fund’s Statement of Additional Information may have become outdated.

The following information is a summary of certain changes since April 30, 2021. This information may not reflect all of the changes that have occurred since you purchased the relevant Fund.

On November 2, 2021, MYD, MQY and MQT divided its Board of Directors into three classes, with one class standing for election each year, effective November 18, 2021. In addition, on November 2, 2021, MYD, MQY and MQT amended and restated its Bylaws to classify its Board of Directors and adopt a voting standard of a majority of the outstanding shares for the election of directors in a contested election.

Effective November 2, 2021, MQY has elected to be subject to the Maryland Control Share Acquisition Act (the “MCSAA”). In general, the MCSAA limits the ability of holders of “control shares” to vote those shares above various threshold levels that start at 10% unless the other stockholders of MQY, as applicable, reinstate those voting rights at a meeting of stockholders as provided in the MCSAA. “Control shares” are generally defined in the MCSAA as shares of stock that, if aggregated with all other shares of stock that are either (i) owned by a person or (ii) as to which that person is entitled to exercise or direct the exercise of voting power, except solely by virtue of a revocable proxy, would entitle that person to exercise voting power in electing directors above various thresholds of voting power starting at 10%. MQY’s Bylaws also provide that the provisions of the MCSAA shall not apply to, among other things, the voting rights of the holders of any shares of preferred stock of MQY, but the MCSAA would apply to any common stock held by the same holder.

Except if noted otherwise herein, there were no changes to the Funds’ charters or by-laws that would delay or prevent a change of control of the Funds that were not approved by the shareholders. Except if noted otherwise herein, there have been no changes in the persons who are primarily responsible for the day-to-day management of the Funds’ portfolios.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund may from time to time purchase shares of its common stock in the open market or in private transactions.

Quarterly performance, semi-annual and annual reports, current net asset value and other information regarding the Funds may be found on BlackRock’s website, which can be accessed at blackrock.com. Any reference to BlackRock’s website in this report is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

82	2 0 2 2 B L A C K R O C K A N N U A L R E P O R T T O S H A R E H O L D E R S

Additional Information  (continued)

Electronic Delivery

Shareholders can sign up for e-mail notifications of quarterly statements, annual and semi-annual shareholder reports by enrolling in the electronic delivery program. Electronic copies of shareholder reports are available on BlackRock’s website.

To enroll in electronic delivery:

Shareholders Who Hold Accounts with Investment Advisers, Banks or Brokerages:

Please contact your financial adviser. Please note that not all investment advisers, banks or brokerages may offer this service.

Householding

The Funds will mail only one copy of shareholder documents, annual and semi-annual reports, Rule 30e-3 notices and proxy statements, to shareholders with multiple accounts at the same address. This practice is commonly called “householding” and is intended to reduce expenses and eliminate duplicate mailings of shareholder documents. Mailings of your shareholder documents may be householded indefinitely unless you instruct us otherwise. If you do not want the mailing of these documents to be combined with those for other members of your household, please call the Funds at (800) 882-0052.

Availability of Quarterly Schedule of Investments

The Funds file their complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to their reports on Form N-PORT. The Funds’ Forms N-PORT are available on the SEC’s website at sec.gov. Additionally, each Fund makes its portfolio holdings for the first and third quarters of each fiscal year available at blackrock.com/fundreports.

Availability of Proxy Voting Policies, Procedures and Voting Records

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available without charge, upon request (1) by calling (800) 882-0052; (2) on the BlackRock website at blackrock.com; and (3) on the SEC’s website at sec.gov.

Availability of Fund Updates

BlackRock will update performance and certain other data for the Funds on a monthly basis on its website in the “Closed-end Funds” section of blackrock.com as well as certain other material information as necessary from time to time. Investors and others are advised to check the website for updated performance information and the release of other material information about the Funds. This reference to BlackRock’s website is intended to allow investors public access to information regarding the Funds and does not, and is not intended to, incorporate BlackRock’s website in this report.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by law or as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

A D D I T I O N A L I N F O R M A T I O N	83

Additional Information  (continued)

Fund and Service Providers

Investment Adviser

BlackRock Advisors, LLC

Wilmington, DE 19809

Accounting Agent and Custodian

State Street Bank and Trust Company

Boston, MA 02111

Transfer Agent

Computershare Trust Company, N.A.

Canton, MA 02021

VRDP Liquidity Provider

Bank of America, N.A.(a)

New York, NY 10036

Wells Fargo Bank, N.A.(b)

San Francisco, CA 94104

VRDP Remarketing Agent

BofA Securities, Inc.(a)

New York, NY 10036

Wells Fargo Securities, LLC(b)

Charlotte, NC 28202

(a) For MYD.

(b) For MQY.

VRDP Tender and Paying Agent and VMTP Redemption and Paying Agent

The Bank of New York Mellon

New York, NY 10286

Independent Registered Public Accounting Firm

Deloitte & Touche LLP

Boston, MA 02116

Legal Counsel

Willkie Farr & Gallagher LLP

New York, NY 10019

Address of the Funds

100 Bellevue Parkway

Wilmington, DE 19809

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Glossary of Terms Used in this Report

Portfolio Abbreviation

AGC	Assured Guaranty Corp.

AGM	Assured Guaranty Municipal Corp.

AMBAC	AMBAC Assurance Corp.

AMT	Alternative Minimum Tax

ARB	Airport Revenue Bonds

BAM	Build America Mutual Assurance Co.

BAM-TCRS	Build America Mutual Assurance Co.- Transferable Custodial Receipts

BHAC-CR	Berkshire Hathaway Assurance Corp. - Custodian Receipt

CAB	Capital Appreciation Bonds

COP	Certificates of Participation

CR	Custodian Receipt

FGIC	Financial Guaranty Insurance Co.

FHA	Federal Housing Administration

FHLMC	Federal Home Loan Mortgage Corp.

FNMA	Federal National Mortgage Association

GNMA	Government National Mortgage Association

GO	General Obligation Bonds

GOL	General Obligation Ltd.

GTD	GTD Guaranteed

HUD SECT 8	U.S. Department of Housing and Urban Development Section 8

M/F	Multi-Family

NPFGC	National Public Finance Guarantee Corp.

NPFGC-IBC	National Public Finance Guarantee Corp. — Insured Bond Certificate

PSF-GTD	Permanent School Fund Guaranteed

RB	Revenue Bond

S/F	Single-Family

SAB	Special Assessment Bonds

SAP	Subject to Appropriations

SAW	State Aid Withholding

SONYMA	State of New York Mortgage Agency

ST	Special Tax

TA	Tax Allocation

UT	Unlimited Tax

G L O S S A R Y O F T E R M S U S E D I N T H I S R E P O R T	85

Want to know more?

blackrock.com    |    800-882-0052

This report is intended for current holders. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Funds have leveraged their Common Shares, which creates risks for Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in short-term interest rates may reduce the Common Shares’ yield. Statements and other information herein are as dated and are subject to change.

MYQII-04/22-AR

 (b) Not Applicable

Item 2 –

Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, who calls 1-800-882-0052, option 4.

Item 3 –

Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Frank J. Fabozzi

Lorenzo A. Flores

Catherine A. Lynch

Karen P. Robards

The registrant’s board of directors has determined that Karen P. Robards qualifies as an audit committee financial expert pursuant to Item 3(c)(4) of Form N-CSR.

Ms. Robards has a thorough understanding of generally accepted accounting principles, financial statements and internal control over financial reporting as well as audit committee functions. Ms. Robards has been President of Robards & Company, a financial advisory firm, since 1987. Ms. Robards was formerly an investment banker for more than 10 years where she was responsible for evaluating and assessing the performance of companies based on their financial results. Ms. Robards has over 30 years of experience analyzing financial statements. She also is a member of the audit committee of one publicly held company and a non-profit organization.

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert does not affect the duties, obligations, or liability of any other member of the audit committee or board of directors.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$36,006	$35,653	$29,000	$0	$70,200	$16,900	$2,519	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (the “Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Affiliated Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,098,000	$2,032,000

1 The nature of the services includes assurance and related services reasonably related to the performance of the audit or review of financial statements not included in Audit Fees, including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters, out-of-pocket expenses and internal control reviews not required by regulators.

2 The nature of the services includes tax compliance and/or tax preparation, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews, taxable income and tax distribution calculations.

3 Non-audit fees of $2,098,000 and $2,032,000 for the current fiscal year and previous fiscal year, respectively, were paid to the Fund’s principal accountant in their entirety by BlackRock, in connection with services provided to the Affiliated Service Providers of the Fund and of certain other funds sponsored and advised by BlackRock or its affiliates for a service organization review and an accounting research tool subscription. These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Affiliated Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees, defined as the sum of the fees shown under “Audit-Related Fees,” “Tax Fees” and “All Other Fees,” paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Affiliated Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock MuniYield Quality Fund, Inc.	$101,719	$16,900

Additionally, the amounts billed by D&T in connection with services provided to the Affiliated Service Providers of the Fund and of other funds sponsored or advised by BlackRock or its affiliates during the current and previous fiscal years for a service organization review and an accounting research tool subscription were:

Current Fiscal Year End	Previous Fiscal Year End
$2,098,000	$2,032,000

These amounts represent aggregate fees paid by BlackRock and were not allocated on a per fund basis.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser, and the Affiliated Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	– Not Applicable

(j)	– Not Applicable

Item 5 –	Audit Committee of Listed Registrant

(a)

The following individuals are members of the registrant’s separately designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 (15 U.S.C. 78c(a)(58)(A)):

Frank J. Fabozzi

Lorenzo A. Flores

J. Phillip Holloman

Catherine A. Lynch

Karen P. Robards

(b)	Not Applicable

Item 6 –	Investments

(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1(a) of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –

Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – The board of directors has delegated the voting of proxies for the Fund’s portfolio securities to the Investment Adviser pursuant to the Investment Adviser’s proxy voting guidelines. Under these guidelines, the Investment Adviser will vote proxies related to Fund securities in the best interests of the Fund and its stockholders. From time to time, a vote may present a conflict between the interests of the Fund’s stockholders, on the one hand, and those of the Investment Adviser, or any affiliated person of the Fund or the Investment Adviser, on the other. In such event, provided that the Investment Adviser’s Equity Investment Policy Oversight Committee, or a sub-committee thereof (the “Oversight Committee”) is aware of the real or potential conflict or material non-routine matter and if the Oversight Committee does not reasonably believe it is able to follow its general voting guidelines (or if the particular proxy matter is not addressed in the guidelines) and vote impartially, the Oversight Committee may retain an independent fiduciary to advise the Oversight Committee on how to vote or to cast votes on behalf of the Investment Adviser’s clients. If the Investment Adviser determines not to retain an independent fiduciary, or does not desire to follow the advice of such independent fiduciary, the Oversight Committee shall determine how to vote the proxy after consulting with the Investment Adviser’s Portfolio Management Group and/or the Investment Adviser’s Legal and Compliance Department and concluding that the vote cast is in its client’s best interest notwithstanding the conflict. A copy of the Fund’s Proxy Voting Policy and Procedures are attached as Exhibit 99.PROXYPOL, a copy of the Fund’s Global Corporate Governance & Engagement Principles are attached as Exhibit 99.GLOBAL.CORP.GOV and a copy of the Fund’s Corporate Governance and Proxy Voting Guidelines for U.S. Securities are attached as Exhibit 99.US.CORP.GOV. Information on how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, (i) at www.blackrock.com and (ii) on the SEC’s website at http://www.sec.gov.

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies

(a)(1) As of the date of filing this Report:

The registrant is managed by a team of investment professionals comprised of Michael Kalinoski, Director at BlackRock, and Christian Romaglino, Director at BlackRock. Each is a member of BlackRock’s municipal tax-exempt management group. Each is jointly responsible for the day-to-day management of the registrant’s portfolio, which includes setting the registrant’s overall investment strategy, overseeing the management of the registrant and the selection of its investments. Messrs. Kalinoski and Romaglino have been members of the registrant’s portfolio management team since 2000 and 2017, respectively.

Portfolio Manager	Biography
Michael Kalinoski	Director of BlackRock since 2006; Director of Merrill Lynch Investment Managers, L.P. (“MLIM”) from 1999 to 2006.
Christian Romaglino

Director of BlackRock since 2017; Portfolio Manager for the Municipal Mutual Fund Desk within BlackRock’s Global Fixed Income Group since 2017; Portfolio Manager at Brown Brothers Harriman from 2007 to 2017.

(a)(2) As of April 30, 2022:

	(ii) Number of Other Accounts Managed and Assets by Account Type			(iii) Number of Other Accounts and Assets for Which Advisory Fee is Performance-Based
(i) Name of Portfolio Manager	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts	Other Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts

Michael Kalinoski	14	0	0	0	0	0

	$32.02 Billion	$0	$0	$0	$0	$0

Christian Romaglino	10	0	0	0	0	0

	$4.56 Billion	$0	$0	$0	$0	$0

(iv)    Potential Material Conflicts of Interest

BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund. In addition, BlackRock, Inc., its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund. BlackRock, Inc. or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities. Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock, Inc.’s (or its affiliates’ or significant shareholders’) officers, directors or employees are directors or officers, or companies as to which BlackRock, Inc. or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information. Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund. It should also be noted that a portfolio manager may be managing certain hedge fund and/or long only accounts, or may be part of a team managing certain hedge fund and/or long only accounts, subject to incentive fees. Such portfolio managers may therefore be entitled to receive a portion of any incentive fees earned on such accounts. Currently, the portfolio managers of this fund are not entitled to receive a portion of incentive fees of other accounts.

As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly. When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties. BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment. To this end, BlackRock, Inc. has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.

(a)(3)  As of April 30, 2022:

Portfolio Manager Compensation Overview

The discussion below describes the portfolio managers’ compensation as of April 30, 2022.

BlackRock’s financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.

Base Compensation. Generally, portfolio managers receive base compensation based on their position with the firm.

Discretionary Incentive Compensation

Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager’s group within BlackRock, the investment performance, including risk-adjusted returns, of the firm’s assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual’s performance and contribution to the overall performance of these portfolios and BlackRock. In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Fund or other accounts managed by the portfolio managers are measured. Among other things, BlackRock’s Chief Investment Officers make a subjective determination with respect to each portfolio manager’s compensation based on the performance of the Fund and other accounts managed by each portfolio manager relative to the various benchmarks. Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are: a combination of market-based indices (e.g., Bloomberg Municipal Bond Index), certain customized indices and certain fund industry peer groups.

Distribution of Discretionary Incentive Compensation. Discretionary incentive compensation is distributed to portfolio managers in a combination of cash, deferred BlackRock, Inc. stock awards, and/or deferred cash awards that notionally track the return of certain BlackRock investment products.

Portfolio managers receive their annual discretionary incentive compensation in the form of cash. Portfolio managers whose total compensation is above a specified threshold also receive deferred BlackRock, Inc. stock awards annually as part of their discretionary incentive compensation. Paying a portion of discretionary incentive compensation in the form of deferred BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year “at risk” based on BlackRock’s ability to sustain and improve its performance over future periods. In some cases, additional deferred BlackRock, Inc. stock may be granted to certain key employees as part of a long-term incentive award to aid in retention, align interests with long-term shareholders and motivate performance. Deferred BlackRock, Inc. stock awards are generally granted in the form of BlackRock, Inc. restricted stock units that vest pursuant to the terms of the applicable plan and, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of this Fund have deferred BlackRock, Inc. stock awards.

For certain portfolio managers, a portion of the discretionary incentive compensation is also distributed in the form of deferred cash awards that notionally track the returns of select BlackRock investment products they manage, which provides direct alignment of portfolio manager discretionary incentive compensation with investment product results. Deferred cash awards vest ratably over a number of years and, once vested, settle in the form of cash. Only portfolio managers who manage specified products and whose total compensation is above a specified threshold are eligible to participate in the deferred cash award program.

Other Compensation Benefits. In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:

    Incentive Savings Plans — BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock, Inc. employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($305,000 for 2022). The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock, Inc. contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65. The ESPP allows for investment in BlackRock, Inc. common stock at a 5% discount on the fair market value of the stock on the purchase date. Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date. All of the eligible portfolio managers are eligible to participate in these plans.

(a)(4)  Beneficial Ownership of Securities – As of April 30, 2022:

Portfolio Manager	Dollar Range of Equity Securities of the Fund Beneficially Owned
Michael Kalinoski	$50,001 - $100,000
Christian Romaglino	None

(b) Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable due to no such purchases during the period covered by this report.

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies –Not Applicable

Item 13 –	Exhibits attached hereto

(a)(1) Code of Ethics – See Item 2

(a)(2) Section 302 Certifications are attached

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 – Not Applicable

(a)(4) Change in Registrant’s independent public accountant – Not Applicable

(b) Section 906 Certifications are attached

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock MuniYield Quality Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 28, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 28, 2022

By:	/s/ Trent Walker
Trent Walker
Chief Financial Officer (principal financial officer) of
BlackRock MuniYield Quality Fund, Inc.

Date: June 28, 2022